CNI CHARTER FUNDS
[LADDER LOGO OMITTED]


[PHOTO OF SKYSCRAPERS OMITTED]
Annual Report September 30, 2002

This report and the financial statements contained herein are provided for the general information of the shareholders of the CNI Charter Funds. This report is not authorized for distribution to prospective investors in the CNI Charter Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of CNI Charter Funds are not deposits or obligations of any bank,are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

CNI Charter Funds

table of contents



--------------------------------------------------------------------------------
  2   LETTER TO OUR SHAREHOLDERS
  4   EQUITY FUNDS INVESTMENT ADVISER'S REPORT
  6   EQUITY FUNDS OVERVIEW
 10   FIXED INCOME FUNDS INVESTMENT ADVISER'S REPORT
 11   FIXED INCOME FUNDS OVERVIEW
 15   MONEY MARKET FUNDS INVESTMENT ADVISER'S REPORT
 16   STATEMENTS OF NET ASSETS
 50   STATEMENTS OF OPERATIONS
 52   STATEMENTS OF CHANGES IN NET ASSETS
 56   FINANCIAL HIGHLIGHTS
 59   NOTES TO FINANCIAL STATEMENTS
 67   REPORT OF INDEPENDENT AUDITORS
 68   BOARD MEMBERS AND OFFICERS
 71   NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 1
letter to our shareholders
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

This annual report covers the CNI Charter Funds for the fiscal year ended September 30, 2002. On the following pages, you will find the specific details of each Fund's portfolio and investment performance.

ECONOMIC/MARKET OVERVIEW
A relatively weak global economy, combined with world events outside of the financial arena continue to provide a test of both the financial markets and of our unique philosophy and disciplined approach to capital market investment. Stocks have continued to react poorly to both the economic and geo-political news during the period, resulting in a global bear market that ranks among the worst this century in terms of both depth and duration. More conservative investments, including U.S. Government bonds and gold, acting as the proverbial "safe havens", have fared very well during this period. Accordingly, the investment return differential between stocks and bonds is very wide. However, by adhering strictly to our fundamental investment strategies, even during these trying times, we were able to produce highly competitive results.

   City National's underlying investment philosophy is to pursue the long-term goals and objectives specified for each of the Funds. With an active yet disciplined style, all Funds are managed to achieve competitive rates of return consistent with their respective, prescribed risk parameters. CNI Charter Funds follow a disciplined investment process that begins with a thorough assessment of the macroeconomic environment and the financial markets. Our broad based research process takes advantage of the most advanced investment technology, fundamental valuation, and quantitative tools to determine the most attractive sectors and securities within each Fund's area of concentration. The final step is to construct and continuously monitor precise portfolios that meet the objectives of the specific Funds, without being swayed by short-term trends and fads. This approach continued to serve shareholders well overall during the very difficult and complex financial environment we encountered in the fiscal year ended September 30, 2002.

TWELVE-MONTH MARKET WATCH:
OCTOBER 2001 - SEPTEMBER 2002
Although the final quarter of 2001 brought a sharp rebound in equity prices on the heels of the unfortunate events of September 11, economic fundamentals again took center stage with worries about a full-scale recovery, relatively weak earnings forecasts, and lofty valuations limiting the upside of most stocks. Several notable corporate bankruptcies, including the Enron scandal, and renewed talk of military action, this time in Iraq, further aggravated an already weak environment for equities. Stocks around the world suffered during most of this period. Technology and telecommunications stocks were hit hardest, as were utility issues.

   The table below clearly shows the disparity between stock and bond returns over the past twelve months. Although stocks have continued to suffer both domestically and internationally, bond prices have benefited at their expense.

--------------------------------------------------------------------------------
TWELVE-MONTH                                OCTOBER, 2001 -
INDEX WATCH:                                SEPTEMBER, 2002

EQUITIES
S&P 500 Stock Index: ..........................  -20.5%
NASDAQ: .......................................  -21.5%
MSCI EAFE Index: ..............................  -15.1%

BONDS
Lehman Brothers Gov't/Credit Bond Index: ......   +9.2%
Lehman Brothers Aggregate Bond Index: .........   +8.6%
Lehman Brothers CA Tax-Exempt Bond Index: .....   +8.7%
--------------------------------------------------------------------------------
   The Federal Reserve finished the last wave of interest rate cuts in the fourth quarter of 2001, ratcheting short-term rates down to 1.75% -- historically low levels. Early in 2002, signs of renewed economic


                           CNI CHARTER FUNDS | PAGE 2
growth persuaded the Fed to move to a more neutral monetary policy stance, but they then changed course over the summer following several weak economic announcements. The "bias" of the Fed at the end of the fiscal year was towards economic weakness, and therefore, the possibility of further rate cuts still existed.

   The combination of economic weakness, little or no inflation, and major geo-political risks has caused a major "flight to quality" into bonds. As the fiscal year closed, the 10-year government bond is offering a mere 3.6% return.

CNI CHARTER FUNDS PERFORMANCE AND HIGHLIGHTS
By adhering to our basic investment discipline and maintaining the appropriate amount of risk control in the various portfolios, the Funds continue to provide returns that are competitive in their respective investment arenas.

   As one would expect in this market environment, all four of the CNI Charter Equity Funds showed losses during this period. However, the LARGE CAP VALUE EQUITY FUND and LARGE CAP GROWTH EQUITY FUND both significantly outperformed their respective investment and competitive benchmarks over this time.

   All four of the CNI Charter Bond Funds produced healthy gains during the twelve-month period ending September 30, 2002, given the favorable interest rate environment. Additionally, and most importantly, these four Funds produced highly competitive results, as measured against their respective Lipper peer groups.

   Lastly, all three of the CNI Charter Money Market Funds produced steady, consistent, and competitive returns. These returns were in line with their respective, conservatively oriented investment mandates.

   Please read the following pages carefully as they contain important information on the assets and financial condition of the Funds. If you have any questions about this report or the CNI Charter Funds, please call your investment professional or (888) 889-0799.

   Thank you for choosing the CNI Charter Funds.

Sincerely,

/s/Richard A. Weiss
Richard A. Weiss
PRESIDENT AND CHIEF INVESTMENT OFFICER
CITY NATIONAL ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
cnicharterfunds.com
--------------------------------------------------------------------------------

We are pleased to announce our new web site where you will find comprehensive information about our Fund Family. Visit CNICHARTERFUNDS.COM for:

      o Daily, monthly and quarterly performance
      o Detailed descriptions on each CNI Charter Fund
      o Prospectus and annual report downloads
      o Additional information for investment professionals
--------------------------------------------------------------------------------

                           CNI CHARTER FUNDS | PAGE 3
investment adviser's report
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

EQUITY FUNDS


For the fiscal year ending September 30, 2002, equity investors had to digest several negative issues from a variety of economic and non-economic sources. The fiscal year began with Americans trying to cope with the tragedy on September 11, including a new military initiative in Afghanistan. The U.S. economy was in the midst of a mild recession, but prospects were good for future growth with the Federal Reserve lowering interest rates to levels not seen in nearly 40 years. The stock market rose from mid-September through early January 2002, in keeping with a renewed sense of economic recovery. However, that investor optimism was dealt a hard blow in the wake of the Enron bankruptcy, bringing to the fore the issue of corporate malfeasance. All corporate earnings were now being scrutinized, as investors demanded more clarity in earnings numbers and more accountability from accountants and Wall Street analysts.

   Although real economic growth (as measured by GDP) continued to be positive in 2002, investors worried if the growth was sustainable. The fear of a "double-dip" recession quickly permeated investment publications and news reports. Through all this "external" turmoil, corporate earnings in general continued to disappoint. Equity prices steadily declined from their March 2002 highs, through the end of September 2002. The S&P 500 returned -20.49%, on track for a third straight calendar year of negative returns, making the last three years rank as one of the centuries longest and deepest downturns in the stock market.

   The Institutional Class Shares of the CNI CHARTER LARGE CAP VALUE EQUITY FUND returned -18.88% for the 12 months ending September 30, 2002. By comparison, the S&P 500/Barra Large Value Index returned -22.25% and the Lipper Large Cap Value Index returned -19.61%. Again, our strategy was to move to a neutral sector exposure versus the investment benchmark and allow our superior stock selection to add value. Stocks that gained in this negative return environment included energy stock, Apache (+54%). The company benefited from strong management and fiscal discipline in the volatile natural gas market. Northrop Grumman (+25%) improved over this time period due to increased government defense spending. Ryder System (+28%) stock rose due to cost reductions and improved earnings. KB Home increased (+73%) due to low interest rates and the strong housing market. The Fund was exposed to the poor performing Technology and Telecomm sectors, but again, the stocks we held in those sectors helped the Fund to outperform on a relative basis.

   For the 12 months ending September 30, 2002, the Institutional Class Shares of the CNI CHARTER LARGE CAP GROWTH EQUITY FUND returned -17.45%. By comparison, the S&P 500/Barra Large Growth Index returned -19.36% and the Lipper Large Cap Growth Index returned -21.31%. Over this time period, our strategy was to pare back our sector exposure in line with the investment benchmark. Because of this, the Fund's outperformance versus the investment benchmark was derived from superior stock selection. Stocks like Bed Bath & Beyond (+28%) and Lowe's (+31%) benefited from strong consumer demand and consistent earnings growth. ITT Industries (+41%), a diversified manufacturing company, performed well due to exposure in the automotive and defense/aerospace industries. Even in a terrible environment for technology companies, Dell Computer (+27%) and Intuit (+14%) managed positive returns. In this declining return environment, however, the Fund exhibited more names with negative rather than positive returns. The Fund held Bristol-Myers Squibb (-56%) which saw profits fall due to competition from generic drug manufacturers and an aging product line.

   The Class R Shares of the CNI CHARTER RCB SMALL CAP VALUE FUND returned -11.33% for the 12 months


                           CNI CHARTER FUNDS | PAGE 4
ending September 30, 2002. The Russell 2000 Value Index returned -1.46%, the Russell 2000 Index returned -9.30% and the Lipper Small Cap Value Index returned -0.33%. Practically speaking, a number of changes were made in the portfolio. American Tower and GATX were sold at losses of 40% and 16% overall which we consider reasonable in the environment, as the apparent values created by downturns in the wireless communication and the air travel markets respectively had started to dissipate. The last of Rohn Industries was sold at an unreasonably sized loss after selling the first half with sizeable gains. A number of stocks that had reached reasonable approximations of fair value were also trimmed. Positions were added to insurer Fairfax Financial Holdings, broadcaster SBS Broadcasting, defense electronics concern ViaSat, and an investment was acquired in theme park operator Six Flags. Research efforts indicate substantial future performance in the stocks that are being adding to, regardless of their original purchase price.

   For the 12 months ending September 30, 2002, the Institutional Class Shares of the CNI CHARTER TECHNOLOGY GROWTH FUND returned -36.16%. The Russell 3000 Technology Index returned -32.14% and the Lipper Science & Technology Fund Index returned -32.99%. Both sector and stock selection led to the underperformance of the Fund versus the investment benchmark. Being underweighted in the software industry hurt the Fund's performance relative to the investment benchmark. Less capitalized software companies had a difficult time outperforming the software industry leader, Microsoft (-15%). The following names all hindered performance due to earnings shortfall below expectations: Oracle (-38%), IBM (-36%), EMC-Mass (-61%), Electronic Data Systems (-75%), and Texas Instruments (-41%). The returns above demonstrate that few technology industry leaders were unscathed from this market downturn. There were some bright spots in the Fund, though, as Intuit (+27%) and Dell Computer (+27%) produced positive returns by exceeding earnings expectations in this tough business environment.

   As the fiscal year ended, with the U.S. considering additional military action against Iraq, investors' non-economic concerns abounded. Still, we concur with the majority of economists who believe the domestic economy will continue to grow through 2003, albeit modestly, and that this growth should eventually translate into stronger corporate earnings. We fully expect the equity market to return to a more normal pattern of return and volatility, once these external, non-economic, bearish factors subside, allowing investor confidence and sentiment to bring equities back to a fairer level of valuation. Through this past investment period and those that lie ahead, the CNI Charter Equity Funds continue to apply a disciplined investment approach, with the goal of outperforming the various competitors and benchmarks in each of the Fund categories.

Sincerely,


/s/Brian L. Garbe
Brian L. Garbe
DIRECTOR OF RESEARCH
CITY NATIONAL ASSET MANAGEMENT, INC.


                           CNI CHARTER FUNDS | PAGE 5
fund overview
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND

The Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the market place by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations which are undervalued and whose market valuations compare favorably relative to similar companies.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Large Cap Value Equity Fund, Institutional Class or Class A Shares, versus the S&P 500/BARRA Value Index, and the Lipper Large Cap Value Fund Index(*)(1)

[LINE GRAPH OMITTED]

            CNI Large Cap Value Equity Fund,  CNI Large Cap Value Equity   S&P 500/BARRA    Lipper Large Cap
            Institutional Class Shares        Fund, Class A Shares         Value Index      Value Fund Index
1/31/00     $10,000                           $10,000                      $10,000          $10,000
9/00         10,530                            10,525                       10,781           10,752
9/01          8,807                             8,769                        8,960            9,617
9/02          7,255                             7,106                        6,966            7,776


(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               Ticker          1-Year          Inception
Shares                         Symbol          Return           to Date
--------------------------------------------------------------------------------
Institutional Class (1)^       CNLIX           (18.88)%         (13.01)%
--------------------------------------------------------------------------------
Class A (2)                    CVEAX           (18.97)%         (13.19)%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.

   Top Ten Holdings*
                              % of Portfolio
   Exxon Mobil                           4.7
   Citigroup                             4.2
   Bank of America                       3.3
   Wells Fargo                           2.6
   Verizon Communications                2.6
   ChevronTexaco                         2.6
   American International Group          2.4
   SBC Communications                    2.3
   ITT Industries                        1.8
   Morgan Stanley                        1.7
   *Excludes Cash Equivalents

--------------------------------------------------------------------------------

   Top Sectors

   [PIE CHART OMITTED]

   Financials              35.6%
   Consumer Discretionary  13.3%
   Energy                  12.8%
   Industrials             11.3%
   Other                   27.0%

                           CNI CHARTER FUNDS | PAGE 6
fund overview
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND

The Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depository Receipts of large foreign corporations with the potential for growth and that possess superior management, strong market position, consistent records of increased earnings and a strong operating and financial position.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Large Cap Growth Equity Fund, Institutional Class or Class A Shares, versus the S&P 500/BARRA Growth Index, and the Lipper Large Cap Growth Fund Index(*)(1)

[LINE GRAPH OMITTED]

             CNI Large Cap Growth Equity        CNI Large Cap Growth Equity     S&P 500/BARRA   Lipper Large Cap
             Fund, Institutional Class Shares   Fund, Class A Shares            Growth Index    Growth Fund Index
1/31/00      $10,000                            $10,000                         $10,000         $10,000
9/00           9,873                              9,852                          10,025          10,690
9/01           6,702                              6,670                           6,446           6,067
9/02           5,533                              5,490                           5,198           4,722

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                Ticker       1-Year        Inception
Shares                          Symbol       Return         to Date
--------------------------------------------------------------------------------
Institutional Class (1)^       CNGIX         (17.45)%       (21.15)%
--------------------------------------------------------------------------------
Class A (2)                    CLEAX         (17.69)%       (21.37)%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on March 28, 2000.

^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

+ Class A Shares performance for the period prior to March 28, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.



   Top Ten Holdings*
                              % of Portfolio
   Microsoft                             5.5
   Wal-Mart Stores                       5.0
   Pfizer                                5.0
   General Electric                      4.6
   Merck                                 3.0
   Johnson & Johnson                     3.0
   IBM                                   2.9
   Intel                                 2.8
   PepsiCo                               2.1
   Coca-Cola                             2.1
   *Excludes Cash Equivalents


--------------------------------------------------------------------------------

   Top Sectors

   [PIE CHART OMITTED]

   Health Care             27.1%
   Information Technology  20.0%
   Consumer Staples        17.5%
   Consumer Discretionary  14.4%
   Other                   21.0%


                           CNI CHARTER FUNDS | PAGE 7
fund overview
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

RCB SMALL CAP VALUE FUND

The Fund seeks to provide capital appreciation by investing primarily in smaller U.S. corporations which are considered undervalued.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the RCB Small Cap Value Fund, Institutional Class, Class A or Class R Shares, versus the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Small Cap Value Fund Index(*)(1)

[LINE GRAPH OMITTED]

              CNI RCB Small Cap          CNI RCB Small Cap   CNI RCB Small Cap   Russell     Russell 2000    Lipper Small
              Value Fund, Institutional  Value Fund, Class   Value Fund, Class   2000        Value           Cap Value
              Class Shares               A Shares            R Shares            Index       Index           Fund Index
9/30/98      $10,000                     $10,000             $ 9,650             $10,000     $10,000         $10,000
9/99          15,120                      15,120              14,591              11,907      10,583          11,302
9/00          16,859                      16,859              16,269              14,692      12,209          13,341
9/01          18,395                      18,395              17,751              11,576      12,983          13,931
9/02          16,353                      16,331              15,740              10,499      12,705          13,853


(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund.Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                           Ticker        1-Year         3-Year        Inception
Shares                     Symbol        Return         to Date        to Date
--------------------------------------------------------------------------------
Institutional Class (1)^   RCBIX         (11.10)%+      2.65%+         13.08%+
--------------------------------------------------------------------------------
Class A (2)                RCBAX         (11.22)%+      2.60%+         13.05%+
--------------------------------------------------------------------------------
Class R (3)                RCBSX         (11.33)%       2.56%          13.01%
--------------------------------------------------------------------------------
Class R with load          RCBSX         (14.42)%       1.34%          12.01%
--------------------------------------------------------------------------------

(1) Commenced operations on October 3, 2001.

(2) Commenced operations on October 3, 2001.

(3) Commenced operations on September 30, 1998.

^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

+ The performance of the Institutional Class and Class A Shares for the period prior to October 3, 2001 reflect the performance of the Class R Shares of a predecessor Mutual fund. The performance of the Class R Shares has not been adjusted to reflect the Rule 12b-1 Fees and expenses applicable to Institutional and Class A Shares. Fees for the Institutional Class Shares are lower than the fees for the Class R Shares; correspondingly, performance would have been higher than that shown.



   Top Ten Holdings
                              % of Portfolio
   ViaSat                                5.6
   White Mountains Insurance Group       4.8
   R.H. Donnelley                        4.6
   Celanese                              4.3
   Ameron International                  4.2
   IHOP                                  4.2
   Fairfax Financial Holdings            3.6
   SBS Broadcasting                      3.3
   Central Garden and Pet                3.3
   Angelica                              3.3

--------------------------------------------------------------------------------

Top Sectors

[PIE CHART OMITTED]

Financial Services         21.0%
Materials & Processing     14.4%
Producer Durables          13.1%
Technology                 12.4%
Other                      39.1%

                           CNI CHARTER FUNDS | PAGE 8
fund overview
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

TECHNOLOGY GROWTH FUND

The Fund seeks to provide long-term capital appreciation by investing in corporations and U.S. dollar denominated American Depository Receipts of foreign corporations with the potential for growth and that are engaged in the production, distribution and development of products or services based on technology and should benefit significantly from advances or improvements in technology.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Technology Growth Fund, Institutional Class or Class A Shares, versus the Russell 3000 Technology Index, and the Lipper Science & Technology Fund Index(*)(1)

[LINE GRAPH OMITTED]

               CNI Technology Growth  CNI Technology Growth       Russell 3000       Lipper Science &
               Fund, Institutional    Fund, Class                 Technology         Technology
               Class Shares           A Shares                    Index              Fund Index
10/31/00       $10,000                $10,000                     $10,000            $10,000
9/01             3,530                  3,525                       3,675              3,272
9/02             2,253                  2,241                       2,494              2,215

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                Ticker             1-Year         Inception
Shares                          Symbol             Return          to Date
--------------------------------------------------------------------------------
Institutional Class (1)^        CTEIX              (36.16)%        (52.58)%
--------------------------------------------------------------------------------
Class A (2)                     CTGAX              (36.44)%        (54.20)%
--------------------------------------------------------------------------------

(1) Commenced operations on October 3, 2000.

(2) Commenced operations on October 23, 2000.

^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.


   Top Ten Holdings*
                              % of Portfolio
   Microsoft                            13.2
   IBM                                   6.6
   Dell Computer                         5.1
   Intel                                 4.6
   Cisco Systems                         4.4
   Hewlett-Packard                       3.8
   Oracle                                3.5
   Texas Instruments                     3.0
   Intuit                                2.6
   General Dynamics                      2.2
   *Excludes Cash Equivalents

--------------------------------------------------------------------------------

Top Sectors

[PIE CHART OMITTED]

Prepackaged Software                23.5%
Semi-Conductors/Related Devices     21.0%
Computers & Peripherals             18.2%
Communication Equipment             15.0%
Other                               22.3%



                           CNI CHARTER FUNDS | PAGE 9
investment adviser's report
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

FIXED INCOME FUNDS

Continued volatility in the equity markets coupled with a sharp decline in interest rates produced very strong performance in the fixed income markets during the final quarter of fiscal year 2002. However, bond yields also displayed volatility as investors weighed the likelihood of future economic growth against the current subdued economic statistics.

   For much of the past fiscal year we have employed a strategy of concentrating in five-year maturities to take advantage of the steep yield curve. This approach paid off handsomely as benchmark five-year Treasury notes experienced the largest rate decline of all maturities and posted an incredible total return of 7.85% for the quarter. Later on, recognizing that the curve might flatten, we increased our exposure to 8-10 year maturities. While this strategy was still playing out as the fiscal year ended, we witnessed a flattening (or decline) in longer yields versus shorter maturities. For the quarter, the benchmark 10-year Treasury returned an astounding 11.23%.

CNI CHARTER BOND FUNDS
The Institutional Class Shares of the CORPORATE BOND FUND produced a total return 6.06% for the past fiscal year. For the same period, the Lehman Intermediate Corporate Index returned 7.15%. The corporate bond market has been challenging given concerns over earnings and corporate governance. Our emphasis on quality - "A" rated and higher securities over "Baa" issues - is prudent in these uncertain times and should prove to be beneficial over the long-term. As with the GOVERNMENT BOND FUND, the Fund's performance compares very favorably with its peer group, the Lipper Short Intermediate Investment Grade Index, which was up 5.06%.

   The Institutional Class Shares of the GOVERNMENT BOND FUND produced a total return of 7.53% for the past fiscal year. For the same period, the Lehman Intermediate U.S. Government Bond Index returned 8.43%. The relative performance underscores our marginal over-exposure of Government Agency securities relative to U.S. Treasuries in a period where the latter benefited from "flight to quality". The additional yield of Government Agency securities should benefit the Fund over long-term. The Fund outperformed the average fund in its other peer group, the Lipper Short Intermediate U.S. Government Index which was up 6.65%.

   The Institutional Class Shares of the CALIFORNIA TAX EXEMPT BOND FUND produced a total return of 7.58% for the past fiscal year. For the same period, the Lehman MF CA Intermediate-Short Municipal Index returned 7.54%. Despite high levels of new supply coming into the marketplace, the tax-free bond market managed to post better than expected returns. The Fund took advantage of the low rate environment by opportunistically swapping lower coupon bonds for premium coupon issues. This move not only added value but also helped to become more defensive against eventual rate increases. The Fund's relative performance vis-a-vis its peer group was excellent, where the Lipper CA Short-Intermediate average was up 6.14%.

   The Institutional Class Shares of the HIGH YIELD BOND FUND produced a total return of 4.80%. For the same period, the CSFB High Yield Bond Index, Developed Countries Only returned 3.08%, the Salomon Brothers High Yield Market Index returned -3.22% and the Lipper High Yield Bond Fund Index returned -2.17%. Relative and absolute performance remained very strong, especially given the challenges that were present in corporate America. The Fund benefited from superior sector and issuer selection. Please note that we are changing our benchmark comparison to the Salomon Brothers High Yield Market Index from the CSFB High Yield Index, Developed Countries Only. This new index is a more appropriate representation of the Fund because we use Salomon Brothers High Yield industry classifications when determining portfolio industry overweights and and underweights.

STRATEGIC OUTLOOK

Given the low interest rate environment and the potential for an economic rebound in our next fiscal year, our strategy has focused more on capital preservation and risk management. This entails a more defensive portfolio structure characterized by premium coupons, modestly shorter maturity profiles and high average quality. Additionally, we are preparing for the turn of the year by swapping existing positions into new structures - this should be beneficial in 2003 as market values adjust to the new term structure of interest rates.

Sincerely,

/s/Rodney J. Olea
Rodney J. Olea
DIRECTOR OF FIXED INCOME
CITY NATIONAL ASSET MANAGEMENT, INC.


                           CNI CHARTER FUNDS | PAGE 10
fund overview
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CORPORATE BOND FUND

The Fund seeks to provide current income (as the primary component of a total return, intermediate duration strategy) by investing in a diversified portfolio of investment grade fixed income securities, primarily corporate bonds issued by domestic and international companies denominated in U.S. dollars.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Corporate Bond Fund, Institutional Class or Class A Shares, versus the Lehman Intermediate Corporate Index, and Lipper Short/Intermediate Investment Grade Debt Fund Index(*)(1)

[LINE GRAPH OMITTED]

                 CNI Corporate Bond        CNI Corporate Bond       Lehman Intermediate    Lipper Short/Intermediate
                 Fund, Institutional       Fund, Class              Corporate              Investment Grade
                 Class Shares              A Shares                 Index                  Debt Fund Index
1/31/00          $10,000                   $10,000                  $10,000                $10,000
9/00              10,595                   10,610                    10,645                 10,583
9/01              11,882                   11,892                    11,996                 11,714
9/02              12,602                   12,568                    12,854                 12,306

(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                Ticker              1-Year           Inception
Shares                          Symbol              Return            to Date
--------------------------------------------------------------------------------
Institutional Class (1)^        CNCIX               6.06%              8.82%
--------------------------------------------------------------------------------
Class A (2)                     CCBAX               5.69%              8.73%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.


   Top Ten Holdings
                              % of Portfolio
   Donaldson, Lufkin, Jenrette
     6.500%, 06/01/08                    3.3
   Lehman Brothers Holdings
     8.250%, 06/15/07                    3.1
   Pacific Bell  7.000%, 07/15/04        2.9
   Allstate  7.200%, 12/01/09            2.8
   AXA Financial
     7.750%, 08/01/10                    2.8
   WPS Resources
     7.000%, 11/01/09                    2.8
   Cargill, MTN  6.150%, 02/25/08        2.7
   Lincoln National
     7.250%, 05/15/05                    2.7
   Associates  6.250%, 11/01/08          2.7
   Viacom  7.750%, 06/01/05              2.7

--------------------------------------------------------------------------------

Top Sectors

[PIE CHART OMITTED]

Personal Credit Institutions        8.3%
Security Brokers & Dealers          8.2%
Finance-Services                    7.6%
Electric & Other Serv Comb          6.6%
Other                              69.3%


                           CNI CHARTER FUNDS | PAGE 11
fund overview
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

The Fund seeks to provide current income (as the primary component of a total return, intermediate duration strategy) by investing primarily in U.S. government securities either issued or guaranteed by the U.S. government or its agencies or instrumentalities.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the Government Bond Fund, Institutional Class or Class A Shares, versus the Lehman Intermediate U.S. Government Bond Index, and the Lipper Short/Intermediate U.S. Government Bond Fund Index(*)(1)

[LINE GRAPH OMITTED]

               CNI Government Bond        CNI Government Bond    Lehman Intermediate U.S.    Lipper Short/Intermediate U.S.
               Fund, Institutional        Fund, Class            Government Bond             Government Bond
               Class Shares               A Shares               Index                       Fund Index
1/31/00        $10,000                    $10,000                $10,000                     $10,000
9/00            10,594                     10,566                 10,661                      10,567
9/01            11,831                     11,755                 12,034                      11,739
9/02            12,721                     12,633                 13,048                      12,519


(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                Ticker               1-Year          Inception
Shares                          Symbol               Return           to Date
--------------------------------------------------------------------------------
Institutional Class (1)^        CNBIX                 7.53%           9.16%
--------------------------------------------------------------------------------
Class A (2)                     CGBAX                 7.47%           8.88%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.


   Top Ten Holdings*
                              % of Portfolio
   U.S. Treasury Notes
     7.250%, 05/15/04                   13.4
   FHLB  7.250%, 05/13/05               10.5
   GNMA  6.500%, 01/15/32                4.8
   U.S. Treasury Notes
     5.750%, 08/15/03                    4.7
   FHLMC  5.125%, 07/15/12               4.6
   U.S. Treasury Notes
     6.125%, 08/15/07                    4.4
   FNMA MTN
     5.300%, 10/28/08                    4.4
   U.S. Treasury Notes
     5.750%, 11/15/05                    3.7
   FHLB  5.500%, 08/15/08                3.7
   FHLB  5.250%, 02/13/09                3.6
   * Excludes Cash Equivalents

--------------------------------------------------------------------------------

Top Sectors

[PIE CHART OMITTED]

Agencies          55.3%
Treasuries        40.8%
Cash               3.9%


                           CNI CHARTER FUNDS | PAGE 12
fund overview
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND

The Fund seeks to provide current income exempt from Federal and California state income tax (as the primary component of a total return strategy) by investing primarily in investment grade California municipal bonds and notes.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the California Tax-Exempt Bond Fund, Institutional Class or Class A Shares, versus the Lehman MF CA Intermediate-Short Municipal Index, and the Lipper CA Short/Intermediate Municipal Debt Fund Index(*)(1)

[LINE GRAPH OMITTED]

             CNI California Tax-Exempt   CNI California Tax-Exempt    Lehman MF CA Intermeidate-    Lipper CA Short/Intermediate
             Bond Fund, Institutional    Bond Fund, Class             Short Municipal               Municipal Debt
             Class Shares                A Shares                     Index                         Fund Index
1/31/00      $10,000                     $10,000                      $10,000                       $10,000
9/00          10,506                      10,493                       10,490                        10,427
9/01          11,263                      11,236                       11,344                        11,129
9/02          12,117                      12,067                       12,209                        11,813


(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                Ticker             1-Year            Inception
Shares                          Symbol             Return             to Date
--------------------------------------------------------------------------------
Institutional Class (1)^         CNTIX              7.58%              7.48%
--------------------------------------------------------------------------------
Class A (2)                      CCTEX              7.40%              7.32%+
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

(2) Commenced operations on April 13, 2000.

^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.

+ Class A Shares performance for the period prior to April 13, 2000 reflects the performance of the Fund's Institutional Shares. The performance of the Institutional Shares has not been adjusted to reflect the higher Rule 12b-1 Fees and expenses applicable to Class A Shares. If it had, performance would have been lower than that shown.


   Top Ten Holdings
                              % of Portfolio
   Alameda County,
     Ser A, COP, MBIA
     5.375%, 12/01/09                    3.6
   San Jose, Redevelopment
     Authority, Merged Area
     Redevelopment Project,
     TA, MBIA
     6.000%, 08/01/07                    3.6
   Texas State, Turnpike
     Authority, RAN
     5.000%, 06/01/08                    3.4
   Contra Costa, Transportation
     Authority, Ser A, RB, FGIC
     4.000%, 03/01/08                    3.4
   Wisconsin State, Transportation
     Authority, Ser A, RB
     5.000%, 07/01/06                    3.1
   Foothill, Eastern Corridor
     Toll Road, Ser A, RB
     Pre-Refunded @100
     6.000%, 01/01/10                    3.0
   Los Angeles County,
     Transportation Commission
     Sales Tax Authority, Property
     Second Senior Project,
     Ser A, RB, MBIA
     6.500%, 07/01/07                    3.0
   San Francisco (City & County),
     Educational Facilities, Ser B,
     GO Callable 06/15/07 @ 102
     5.500%, 06/15/12                    2.8
   Michigan State, RB
     5.20%, 10/01/07                     2.8
   San Mateo County,
     Transit District Authority,
     Ser A, RB, MBIA
     Callable 06/01/08 @ 101
     5.000%, 06/01/14                    2.7

--------------------------------------------------------------------------------

Top Sectors

[PIE CHART OMITTED]

Transportation Revenue                      18.5%
General Obligation-Cty/City/School Dist     16.7%
Utility Revenue                             14.1%
Other Revenue Bond                           6.7%
Other                                       44.0%


                           CNI CHARTER FUNDS | PAGE 13
fund overview
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund may also invest in fixed income securities rated below investment grade issued by governments and agencies, both U.S. and foreign, and in equity securities. The Fund seeks to invest in securities that offer a high current yield as well as total return potential and diversifies across issuers, industries and sectors to control risks.

--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the High Yield Bond Fund, Institutional Class or Class A Shares, versus the Salomon High Yield Market Index, the CSFB High Yield Bond Index, Developed Countries Only, and the Lipper High Current Yield Fund Index(*)(1)

[LINE GRAPH OMITTED]

           CNI High Yield             CNI High Yield            Salomon High              CSFB High Yield            Lipper High
           Bond Fund, Institutional   Bond Fund, Class          Yield Market              Bond Index, Developed      Current Yield
           Class Shares               A Shares                  Index                     Countries Only (2)         Fund Index
1/31/00    $10,000                    $10,000                   $10,000                   $10,000                    $10,000
9/00        10,412                     10,386                    10,016                     9,966                      9,878
9/01        10,157                     10,102                     9,408                     9,460                      8,964
9/02        10,644                     10,555                     9,105                     9,751                      8,769


(*) In order to compare the Fund's performance against its benchmark, the Fund's performance shown above begins at the month-end after the Fund's inception.

(1) The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

(2) The Fund previously used the CSFB High Yield Bond Index as its broad based index. Going forward, the Fund will use the Salomon High Yield Market Index as its broad based index because it is better suited to the Fund's strategy.

Past performance is no indication of future performance.

The Fund's comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                Ticker               1-Year          Inception
Shares                          Symbol               Return           to Date
--------------------------------------------------------------------------------
Institutional Class (1)^        CHYIX                 4.80%            2.36%
--------------------------------------------------------------------------------
Class A (1)                     CHBAX                 4.49%            2.04%
--------------------------------------------------------------------------------

(1) Commenced operations on January 14, 2000.

^ The Fund's Institutional Class Shares are currently offered only to accounts where City National Bank serves as trustee or in a fiduciary capacity.


   Top Ten Holdings*
                              % of Portfolio
   Ameristar Casinos
     10.750%, 02/15/09                   1.1
   Kansas City Southern
     9.500%, 10/01/08                    1.1
   Mandalay Resort Group, Ser B
     10.250%, 08/01/07                   1.1
   Playtex Products
     9.375%, 06/01/11                    1.1
   Cumulus Media
     10.375%, 07/01/08                   1.1
   Pride International
     9.375%, 05/01/07                    1.1
   Nextel Communications
     10.940%, 09/15/07                   1.1
   Labranche 9.500%, 08/15/04            1.1
   Aztar 9.000%, 08/15/11                1.1
   Mohegan Tribal Gaming
     8.375%, 07/01/11                    1.1
   * Excludes Cash Equivalents

--------------------------------------------------------------------------------

Top Sectors

[PIE CHART OMITTED]

Gaming                         14.9%
Paper & Forest Products         5.9%
Secondary Oil & Gas Producers   5.7%
Wireless                        5.2%
Other                          68.3%


                           CNI CHARTER FUNDS | PAGE 14
investment adviser's report
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

MONEY MARKET FUNDS

CNI Charter Money Market Funds continued to benefit from asset flows from other volatile sectors of the financial markets. The operating environment for money market funds has been challenging this past year because of low absolute interest rates, tight relative yield spreads, as well as spillover from corporate America's earnings disappointments.

   The Federal Open Market Committee (FOMC) held the Federal Funds rate steady this past fiscal year. However, it's interesting to note that the Fed's assessment of economic growth - as reflected in the Federal Reserve's bias - flip-flopped during the period from conditions of economic weakness to neutral back to weakness. There is currently a very strong probability of a 25 basis point rate reduction (Fed Funds) by February of 2003 (as measured by Federal Funds futures contracts). These factors underscore the uncertainty of the timing of an economic turn around.

   The CNI CHARTER PRIME MONEY MARKET FUND continues to emphasize quality and liquidity in these uncertain times. With the questionable credit environment we faced during the year, the Fund remained focused on top tier commercial paper and government securities. Additionally, we believe our maturity allocation positions the Fund to perform well in the last quarter of 2002 and the first quarter of 2003.

   The CNI CHARTER GOVERNMENT MONEY MARKET FUND continues to be well positioned from both a sector as well as maturity perspective. The average maturity has been steady for most of the past fiscal year ending the period close to where it started. The Fund's yield was enhanced by the concentration of Government Agency securities over Treasury instruments.

   Our objective for the CNI CHARTER CALIFORNIA TAX EXEMPT MONEY MARKET FUND has always been safety and liquidity. With the budgetary challenges facing California and its municipalities, this objective took on an even more important directive for us. Our extensive dealer networks allowed our investment strategy to not be hindered by the supply and demand dislocations during the redemption period in the summer of 2002.


STRATEGIC OUTLOOK
Our outlook continues to be constructive for money market investments. While short rates may head modestly lower in the last few months of 2002 and early in 2003, it is clear that we are coming to an end in this current interest rate cycle. While an expanding economy is often synonymous with rising rates that in turn may cause dislocations in financial markets, it can also provide opportunities for higher yields and sector allocation shifts for money market funds.

Sincerely,

/s/Rodney J. Olea
Rodney J. Olea
DIRECTOR OF FIXED INCOME
CITY NATIONAL ASSET MANAGEMENT, INC.

Top Sectors
--------------------------------------------------------------------------------
Prime Money Market Fund
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

   Finance-Services                          14.3%
   Government Agency                         13.1%
   Repurchase Agreements                     10.1%
   Investment Advice                          8.9%
   Other                                     53.6%


--------------------------------------------------------------------------------
Government Money Market Fund
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

   Repurchase Agreements                     57.1%
   Agencies                                  35.7%
   Floating Rate Notes                        7.2%

--------------------------------------------------------------------------------
California Tax Exempt
Money Market Fund
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

   Cash Flow                                 19.7%
   Annual Appropriation                      16.9%
   Housing-Multi Family                      13.4%
   Healthcare Organizations                  10.5%
   Other                                     39.5%


                           CNI CHARTER FUNDS | PAGE 15
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK [99.6%]
     AEROSPACE & DEFENSE [3.7%]
     Boeing                             7,800         $  266
     Lockheed Martin                    2,600            168
     Northrop Grumman                   1,700            211
     United Technologies                4,500            254
--------------------------------------------------------------------------------

     TOTAL AEROSPACE & DEFENSE                           899
================================================================================

     ALUMINUM [0.8%]
     Alcoa                             10,200            197
================================================================================

     AUTOMOTIVE [1.5%]
     Ford Motor                         7,100             70
     General Motors                     7,350            286
--------------------------------------------------------------------------------

     TOTAL AUTOMOTIVE                                    356
================================================================================

     BANKS [14.6%]
     Bank of America                   12,527            799
     BB&T                               3,100            109
     Charter One Financial              5,513            164
     Comerica                           5,300            256
     FleetBoston Financial              4,500             91
     Golden West Financial              3,100            193
     J.P. Morgan Chase                 12,105            230
     Keycorp                            6,600            165
     National City                      3,700            106
     SouthTrust                         6,000            145
     SunTrust Banks                     3,000            184
     Union Planters                     4,200            115
     Washington Mutual                  6,700            211
     Wells Fargo                       13,230            637
     Zions Bancorporation               2,400            104
--------------------------------------------------------------------------------

     TOTAL BANKS                                       3,509
================================================================================

     BUILDING & CONSTRUCTION [1.1%]
     Centex                             2,400            107
     KB Home                            3,100            151
--------------------------------------------------------------------------------

     TOTAL BUILDING & CONSTRUCTION                       258
================================================================================

     CHEMICALS [3.8%]
     Air Products & Chemicals           7,400            311
     Dow Chemical                       8,100            221
     EI DuPont de Nemours               8,900            321
     Engelhard                          2,200             53
--------------------------------------------------------------------------------

     TOTAL CHEMICALS                                     906
================================================================================


DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------
     COMPUTER STORAGE DEVICES [0.5%]
     EMC-Mass*                         26,200         $  120
================================================================================

     COMPUTER SYSTEM DESIGN & SERVICES [0.6%]
     Computer Sciences*                 2,900             81
     Sun Microsystems*                 21,000             54
--------------------------------------------------------------------------------

     TOTAL COMPUTER SYSTEM DESIGN & SERVICES             135
================================================================================

     COMPUTERS & PERIPHERALS [1.1%]
     Hewlett-Packard                   21,800            254
================================================================================

     CONTAINERS & PACKAGING [0.5%]
     Pactiv*                            7,400            122
================================================================================

     DATA PROCESSING [0.4%]
     Electronic Data Systems            6,900             96
================================================================================

     DIVERSIFIED MANUFACTURING [3.2%]
     Caterpillar                        3,900            145
     Illinois Tool Works                3,300            193
     ITT Industries                     6,900            430
--------------------------------------------------------------------------------

     TOTAL DIVERSIFIED MANUFACTURING                     768
================================================================================

     DRUGS [0.3%]
     Merck                              1,550             71
================================================================================

     ELECTRICAL PRODUCTS [0.7%]
     General Electric                   6,700            165
================================================================================

     ELECTRICAL SERVICES [4.8%]
     American Electric Power            5,600            160
     Duke Energy                        5,700            111
     Entergy                            1,700             71
     Exelon                             3,900            185
     FirstEnergy                        9,700            290
     Progress Energy                    2,200             90
     TXU                                6,300            263
--------------------------------------------------------------------------------

     TOTAL ELECTRICAL SERVICES                         1,170
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 16
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND (CONTINUED)

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------
     FINANCIAL SERVICES [9.5%]
     Citigroup                         34,386        $ 1,020
     Countrywide Credit Industry        5,600            264
     Freddie Mac                        5,530            309
     Household International            6,900            195
     MBNA                              16,110            296
     State Street                       5,300            205
--------------------------------------------------------------------------------

     TOTAL FINANCIAL SERVICES                          2,289
================================================================================

     FOOD & BEVERAGE [1.6%]
     Albertson's                        5,000            121
     Archer-Daniels-Midland            11,000            138
     Pepsi Bottling Group               5,400            126
--------------------------------------------------------------------------------

     TOTAL FOOD & BEVERAGE                               385
================================================================================

     GAS/NATURAL GAS [1.2%]
     KeySpan                            3,300            111
     Sempra Energy                      8,600            169
--------------------------------------------------------------------------------

     TOTAL GAS/NATURAL GAS                               280
================================================================================

     HEALTHCARE PRODUCTS & SERVICES [2.1%]
     Cardinal Health                    3,150            196
     Cigna                              1,600            113
     McKesson                           2,100             59
     WellPoint Health Networks*         2,000            147
--------------------------------------------------------------------------------

     TOTAL HEALTHCARE PRODUCTS & SERVICES                515
================================================================================

     HOTELS & LODGING [1.7%]
     Carnival                          10,000            251
     Harrah's Entertainment*            3,300            159
--------------------------------------------------------------------------------

     TOTAL HOTELS & LODGING                              410
================================================================================

     HOUSEHOLD PRODUCTS [1.4%]
     Avon Products                      2,900            134
     Fortune Brands                     2,600            123
     Whirlpool                          1,900             87
--------------------------------------------------------------------------------

     TOTAL HOUSEHOLD PRODUCTS                            344
================================================================================

     INSURANCE [7.5%]
     Allstate                          10,600            377
     AMBAC Financial Group              3,000            162
     American International Group      10,700            585
     Hartford Financial Services Group  4,800            197
     Lincoln National                   7,800            238
     MGIC Investment                    2,300             94


DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

     Progressive                        3,300         $  167
--------------------------------------------------------------------------------

     TOTAL INSURANCE                                   1,820
================================================================================

     INVESTMENT BANKER/BROKER DEALER [3.8%]
     Bear Stearns                       2,200            124
     Goldman Sachs Group                4,100            271
     Lehman Brothers Holdings           2,600            127
     Morgan Stanley                    11,800            400
--------------------------------------------------------------------------------

     TOTAL INVESTMENT BANKER/BROKER DEALER               922
================================================================================

     MEDIA [4.2%]
     AOL Time Warner*                  24,000            281
     Comcast, Cl A*                     8,500            177
     Gannett                            4,025            290
     Viacom, Cl B*                      6,405            260
--------------------------------------------------------------------------------

     TOTAL MEDIA                                       1,008
================================================================================

     PETROLEUM & FUEL PRODUCTS [4.0%]
     Anadarko Petroleum                 7,098            316
     Apache                             2,860            170
     Nabors Industries*                 4,500            148
     Noble*                             4,000            124
     Occidental Petroleum               7,200            204
--------------------------------------------------------------------------------

     TOTAL PETROLEUM & FUEL PRODUCTS                     962
================================================================================

     PETROLEUM REFINING [8.8%]
     ChevronTexaco                      8,920            618
     ConocoPhillips                     7,740            358
     Exxon Mobil                       35,560          1,134
--------------------------------------------------------------------------------
     TOTAL PETROLEUM REFINING                          2,110
================================================================================

     PREPACKAGED SOFTWARE [0.3%]
     Veritas Software*                  5,600             82
================================================================================

     RAILROADS [0.9%]
     Union Pacific                      3,800            220
================================================================================

     RETAIL [3.9%]
     Circuit City Stores               11,300            171
     Darden Restaurants                 8,550            207
     JC Penney                          9,100            145
     Lowe's                             3,800            157
     Sears Roebuck                      4,300            168
     Staples*                           7,500             96
--------------------------------------------------------------------------------

     TOTAL RETAIL                                        944
================================================================================
                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 17
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

LARGE CAP VALUE EQUITY FUND (CONCLUDED)

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------
     SEMI-CONDUCTORS/INSTRUMENTS [1.6%]
     Intel                             11,150         $  155
     Micron Technology*                 8,300            103
     Texas Instruments                  8,700            128
--------------------------------------------------------------------------------

     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                   386
================================================================================

     TELEPHONES & TELECOMMUNICATIONS [6.8%]
     BellSouth                         16,200            297
     SBC Communications                27,500            553
     Sprint                            17,300            158
     Verizon Communications            22,709            623
--------------------------------------------------------------------------------

     TOTAL TELEPHONES & TELECOMMUNICATIONS             1,631
================================================================================

     TRANSPORTATION SERVICES [2.7%]
     FedEx                              4,700            235
     Ryder System                       7,200            179
     United Parcel Service, Cl B        3,800            238
--------------------------------------------------------------------------------

     TOTAL TRANSPORTATION SERVICES                       652
================================================================================

         TOTAL COMMON STOCK
           (Cost $25,616)                             23,986
         =======================================================================

CASH EQUIVALENTS [0.7%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I   104,992            105
     SEI Daily Income Trust Prime
       Obligation Fund, Cl A           68,016             68
--------------------------------------------------------------------------------

         TOTAL CASH EQUIVALENTS
           (Cost $173)                                   173
         =======================================================================

         TOTAL INVESTMENTS [100.3%]
           (Cost $25,789)                             24,159
         =======================================================================


DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES [-0.3%]:
     Investment Advisory Fees Payable                 $  (13)
     Administrative Fees Payable                          (2)
     Shareholder Servicing Fees Payable                   (5)
     Other Assets and Liabilities                        (45)
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET               (65)
         =======================================================================

NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 3,860,150 outstanding
         shares of beneficial interest                24,693
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 127,235 outstanding
         shares of beneficial interest                 1,158
     Accumulated net realized loss on investments       (127)
     Net unrealized depreciation on investments       (1,630)
--------------------------------------------------------------------------------

     TOTAL NET ASSETS [100.0%]                      $ 24,094
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class           $6.04
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                       $6.04
================================================================================

* NON-INCOME PRODUCING SECURITY
CL - CLASS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 18
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK [97.4%]
     AEROSPACE & DEFENSE [1.2%]
     General Dynamics                   1,200          $  98
     United Technologies                1,400             79
--------------------------------------------------------------------------------

     TOTAL AEROSPACE & DEFENSE                           177
================================================================================

     AUTOMOTIVE [0.9%]
     Harley-Davidson                    2,900            135
================================================================================

     BANKS [1.4%]
     Bank of New York                   2,000             58
     Fifth Third Bancorp                2,600            159
--------------------------------------------------------------------------------

     TOTAL BANKS                                         217
================================================================================

     BIOTECHNOLOGY [1.8%]
     Amgen*                             4,688            195
     Biogen*                            2,000             59
     Medimmune*                         1,100             23
--------------------------------------------------------------------------------

     TOTAL BIOTECHNOLOGY                                 277
================================================================================

     BUSINESS SERVICES [2.1%]
     Automatic Data Processing          4,400            153
     First Data                         3,000             84
     Fiserv*                            1,900             53
     Sabre Holdings*                    1,700             33
--------------------------------------------------------------------------------

     TOTAL BUSINESS SERVICES                             323
================================================================================

     CHEMICALS [0.3%]
     Ecolab                             1,100             46
================================================================================

     COMMUNICATIONS EQUIPMENT [1.4%]
     Cisco Systems*                    19,850            208
================================================================================

     COMPUTERS & PERIPHERALS [4.8%]
     Dell Computer*                    12,065            284
     IBM                                7,400            432
--------------------------------------------------------------------------------

     TOTAL COMPUTERS & PERIPHERALS                       716
================================================================================


DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

     CONSUMER PRODUCTS & SERVICES [1.4%]
     Black & Decker                     1,500          $  63
     H&R Block                          2,300             97
     Robert Half International*         2,800             44
--------------------------------------------------------------------------------

     TOTAL CONSUMER PRODUCTS & SERVICES                  204
================================================================================

     DIVERSIFIED MANUFACTURING [1.7%]
     ITT Industries                     4,000            249
================================================================================

     DRUGS [16.8%]
     Abbott Laboratories                1,895             77
     Andrx Group*                       1,200             27
     Bristol-Myers Squibb               3,715             88
     Eli Lilly                          4,830            267
     Forest Laboratories*               1,900            156
     Johnson & Johnson                  8,264            447
     King Pharmaceuticals*              2,733             50
     Merck                              9,955            455
     Pfizer                            25,808            749
     Pharmacia                          3,100            120
     Schering-Plough                    3,940             84
--------------------------------------------------------------------------------

     TOTAL DRUGS                                       2,520
================================================================================

     ELECTRICAL PRODUCTS [4.8%]
     American Power Conversion*         2,500             24
     General Electric                  28,275            697
--------------------------------------------------------------------------------

     TOTAL ELECTRICAL PRODUCTS                           721
================================================================================

     FINANCIAL SERVICES [4.6%]
     Capital One Financial              1,100             38
     Charles Schwab                     5,300             46
     Citigroup                          3,700            110
     Fannie Mae                         4,100            244
     MBNA                               8,800            162
     State Street                       2,400             93
--------------------------------------------------------------------------------

     TOTAL FINANCIAL SERVICES                            693
================================================================================

                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 19
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND (CONTINUED)

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

     FOOD & BEVERAGE [10.2%]
     Coca-Cola                          6,500         $  312
     Constellation Brands*              4,800            111
     General Mills                      4,600            204
     Hershey Foods                      1,500             93
     Kraft Foods                        3,000            110
     Pepsi Bottling Group               3,600             84
     PepsiCo                            8,500            314
     Sara Lee                           6,800            124
     Sysco                              6,200            176
--------------------------------------------------------------------------------

     TOTAL FOOD & BEVERAGE                             1,528
================================================================================

     HEALTHCARE PRODUCTS & SERVICES [4.1%]
     AmerisourceBergen                  1,100             79
     Cardinal Health                    3,100            193
     HCA                                3,600            171
     Tenet Healthcare*                  1,600             79
     UnitedHealth Group                 1,100             96
--------------------------------------------------------------------------------

     TOTAL HEALTHCARE PRODUCTS & SERVICES                618
================================================================================

     HOUSEHOLD PRODUCTS [5.5%]
     Avon Products                      3,100            143
     Clorox                             3,100            124
     Kimberly-Clark                     3,700            210
     Procter & Gamble                   3,300            295
     Tupperware                         2,900             48
--------------------------------------------------------------------------------

     TOTAL HOUSEHOLD PRODUCTS                            820
================================================================================

     INSURANCE [1.2%]
     Marsh & McLennan                   3,600            150
     MGIC Investment                      700             29
--------------------------------------------------------------------------------

     TOTAL INSURANCE                                     179
================================================================================

     LABORATORY EQUIPMENT [0.4%]
     Waters*                            2,400             58
================================================================================

     MEDICAL PRODUCTS & SERVICES [3.6%]
     Baxter International               3,900            119
     Boston Scientific*                 1,400             44
     Guidant*                           2,600             84
     Medtronic                          4,070            172
     Stryker*                           2,000            115
--------------------------------------------------------------------------------

     TOTAL MEDICAL PRODUCTS & SERVICES                   534
================================================================================


DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------
     PREPACKAGED SOFTWARE [8.4%]
     Adobe Systems                      3,700          $  71
     Intuit*                            3,000            137
     Microsoft*                        18,965            829
     Oracle*                           29,060            228
--------------------------------------------------------------------------------

     TOTAL PREPACKAGED SOFTWARE                        1,265
================================================================================

     RETAIL [14.1%]
     Bed Bath & Beyond*                 3,900            127
     Cheesecake Factory*                3,200             95
     CVS                                3,100             79
     Family Dollar Stores               2,300             62
     Home Depot                        11,100            290
     Kohl's*                            1,500             91
     Limited Brands                     3,600             52
     Lowe's                             4,500            186
     Staples*                           6,200             79
     Target                             2,900             86
     TJX                                1,600             27
     Wal-Mart Stores                   15,375            757
     Walgreen                           5,800            178
--------------------------------------------------------------------------------

     TOTAL RETAIL                                      2,109
================================================================================

     SEMI-CONDUCTORS/INSTRUMENTS [4.5%]
     Intel                             29,750            413
     KLA-Tencor*                        1,700             48
     Linear Technology                  3,300             68
     Maxim Integrated Products*         1,500             37
     Texas Instruments                  7,100            105
--------------------------------------------------------------------------------

     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                   671
================================================================================

     TELEPHONES & TELECOMMUNICATIONS [0.4%]
     SBC Communications                 3,000             60
================================================================================

     TRANSPORTATION SERVICES [1.8%]
     United Parcel Service, Cl B        4,300            269
================================================================================

         TOTAL COMMON STOCK
           (Cost $19,092)                             14,597
         =======================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 20
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

LARGE CAP GROWTH EQUITY FUND (CONCLUDED)

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

CASH EQUIVALENT [2.7%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I 403,402          $   403
--------------------------------------------------------------------------------

         TOTAL CASH EQUIVALENT
           (Cost $403)                                   403
         =======================================================================

         TOTAL INVESTMENTS [100.1%]
           (Cost $19,495)                             15,000
         =======================================================================

OTHER ASSETS AND LIABILITIES [-0.1%]:
     Investment Advisory Fees Payable                     (8)
     Administrative Fees Payable                          (1)
     Shareholder Servicing Fees Payable                   (3)
     Other Assets and Liabilities                          5
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET                (7)
         =======================================================================

NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) on 2,705,803 outstanding
         shares of beneficial interest                22,935
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 153,153 outstanding
         shares of beneficial interest                 1,334
     Accumulated net realized loss on investments     (4,781)
     Net unrealized depreciation on investments       (4,495)
--------------------------------------------------------------------------------

     TOTAL NET ASSETS [100.0%]                      $ 14,993
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class           $5.25
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                       $5.21
================================================================================

* NON-INCOME PRODUCING SECURITY
CL - CLASS

                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 21
statement of net assets
SEPTEMBER 30, 2002

RCB SMALL CAP VALUE FUND

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [95.5%]
     AUTOMOTIVE [2.9%]
     Superior Industries International  7,600         $  358
================================================================================

     BROADCASTING, NEWSPAPERS & ADVERTISING [6.5%]
     Fisher Communications              7,100            334
     Pegasus Communications*           53,700             59
     SBS Broadcasting*                 31,500            413
--------------------------------------------------------------------------------

     TOTAL BROADCASTING, NEWSPAPERS &
       ADVERTISING                                       806
================================================================================

     BUSINESS SERVICES [12.4%]
     Arbitron*                          5,000            171
     Deluxe                             7,350            331
     Gartner, Cl B*                    30,000            240
     Information Resources*            58,744            218
     R.H. Donnelley*                   22,000            572
--------------------------------------------------------------------------------

     TOTAL BUSINESS SERVICES                           1,532
================================================================================

     CHEMICALS [4.3%]
     Celanese*                         29,100            532
================================================================================

     COMMUNICATIONS EQUIPMENT [5.6%]
     ViaSat*                          110,000            693
================================================================================

     CONSUMER PRODUCTS & SERVICES [9.3%]
     Angelica                          19,000            408
     Central Garden & Pet*             24,000            411
     Dial                              15,100            324
--------------------------------------------------------------------------------

     TOTAL CONSUMER PRODUCTS & SERVICES                1,143
================================================================================

     ELECTRICAL PRODUCTS [5.8%]
     GrafTech International*           51,450            373
     Littelfuse*                       20,000            336
--------------------------------------------------------------------------------

     TOTAL ELECTRICAL PRODUCTS                           709
================================================================================

     ENTERTAINMENT [1.8%]
     Six Flags*                        61,600            217
================================================================================

     INSURANCE [14.8%]
     Alleghany*                         1,600            303
     Fairfax Financial Holdings         6,000            450
     Markel*                            1,000            199


DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

     Philadelphia Consolidated
       Holding*                         1,600          $  47
     Triad Guaranty*                    7,000            244
     White Mountains Insurance
       Group                            2,000            589
--------------------------------------------------------------------------------

     TOTAL INSURANCE                                   1,832
================================================================================

     MACHINERY [7.0%]
     Ametek                             8,600            251
     Franklin Electric                  5,800            248
     IDEX                              13,000            371
--------------------------------------------------------------------------------

     TOTAL MACHINERY                                     870
================================================================================

     MEDICAL PRODUCTS & SERVICES [2.3%]
     VCA Antech*                       23,000            284
================================================================================

     METALS [4.2%]
     Ameron International              10,600            521
================================================================================

     PAPER & PAPER PRODUCTS [2.2%]
     Rayonier                           6,500            272
================================================================================

     PETROLEUM & FUEL PRODUCTS [2.3%]
     Petroquest Energy*                65,000            287
================================================================================

     PREPACKAGED SOFTWARE [2.5%]
     Tripos*                           40,000            314
================================================================================

     REAL ESTATE [0.4%]
     Homefed*                          47,500             47
================================================================================

     REAL ESTATE INVESTMENT TRUST [2.6%]
     Price Legacy*                    108,935            319
================================================================================

     RETAIL [5.8%]
     IHOP*                             21,350            515
     Whitehall Jewellers*              19,500            205
--------------------------------------------------------------------------------

     TOTAL RETAIL                                        720
================================================================================

     SEMI-CONDUCTORS/INSTRUMENTS [2.8%]
     Dionex*                           13,300            340
================================================================================

         TOTAL COMMON STOCK
           (Cost $12,539)                             11,796
         =======================================================================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 22
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
RCB SMALL CAP VALUE FUND (CONCLUDED)

DESCRIPTION           SHARES/FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

PREFERRED STOCK [3.4%]
     INDUSTRIAL [3.4%]
     Pegasus Satellite Communications,
       PIK                              5,000          $  94
     Six Flags                         23,400            323
--------------------------------------------------------------------------------

     TOTAL INDUSTRIAL                                    417
================================================================================

         TOTAL PREFERRED STOCK
           (Cost $643)                                   417
         =======================================================================

CONVERTIBLE BOND [1.5%]
     SBS Broadcasting
       7.000%, 12/01/04                   $250           183
--------------------------------------------------------------------------------

         TOTAL CONVERTIBLE BOND
           (Cost $228)                                   183
         =======================================================================

         TOTAL INVESTMENTS [100.4%]
           (Cost $13,410)                             12,396
         =======================================================================

OTHER ASSETS AND LIABILITIES [-0.4%]:
     Investment Advisory Fees Payable                    (11)
     Administrative Fees Payable                          (1)
     Shareholder Servicing Fees Payable                  (12)
     Other Assets and Liabilities                        (20)
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET               (44)
         =======================================================================


DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------

NET ASSETS:
     Fund Shares -- Institutional Class
         (unlimited authorization - $$0.01 par
         value) based on 117,373 outstanding
         shares of beneficial interest               $ 2,256
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 27,251 outstanding
         shares of beneficial interest                   508
     Fund Shares - Class R
         (unlimited authorization - $0.01 par
         value) based on 677,390 outstanding
         shares of beneficial interest                10,670
     Accumulated net realized loss on investments        (68)
     Net unrealized depreciation on investments       (1,014)
--------------------------------------------------------------------------------

     TOTAL NET ASSETS [100.0%]                       $12,352
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class          $15.06
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                      $15.04
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class R                      $15.02
================================================================================

     Maximum Offering Price Per Share --
       Class R Shares ($15.02 / 96.50%)               $15.56
================================================================================

* NON-INCOME PRODUCING SECURITY
CL - CLASS
PIK - PAYMENT-IN-KIND

                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 23
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

TECHNOLOGY GROWTH FUND

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [96.6%]
     AEROSPACE & DEFENSE [3.2%]
     General Dynamics                     275           $ 22
     Raytheon                             325             10
--------------------------------------------------------------------------------

     TOTAL AEROSPACE & DEFENSE                            32
================================================================================

     BIOMEDICAL RESEARCH & PRODUCTS [0.7%]
     Applera - Applied Biosystems Group   400              7
================================================================================

     BIOTECHNOLOGY [0.5%]
     Genentech*                           160              5
================================================================================

     BUSINESS SERVICES [0.5%]
     Sabre Holdings*                      250              5
================================================================================

     CIRCUIT BOARDS [2.7%]
     Flextronics International Limited* 1,300              9
     Jabil Circuit*                     1,200             18
--------------------------------------------------------------------------------

     TOTAL CIRCUIT BOARDS                                 27
================================================================================

     COMMUNICATIONS EQUIPMENT [14.5%]
     Brocade Communications Systems*      225              2
     Cisco Systems*                     4,205             44
     Commscope*                           300              2
     Corning*                           1,300              2
     Harris                               300             10
     Juniper Networks*                    400              2
     Lucent Technologies*               1,925              2
     Motorola                           2,100             21
     Nokia, ADR                         1,300             17
     Qualcomm*                            775             21
     Scientific-Atlanta                 1,000             13
     Tellabs*                             825              3
     Utstarcom*                           350              5
--------------------------------------------------------------------------------

     TOTAL COMMUNICATIONS EQUIPMENT                      144
================================================================================

     COMPUTER & SOFTWARE - WHOLESALE [0.4%]
     Ingram Micro, Cl A*                  300              4
================================================================================

     COMPUTER PROGRAMMING SERVICES [0.6%]
     RealNetworks*                      1,000              3
     VeriSign*                            550              3
--------------------------------------------------------------------------------

     TOTAL COMPUTER PROGRAMMING SERVICES                   6
================================================================================


DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

     COMPUTER STORAGE DEVICES [3.1%]
     EMC-Mass*                          4,505           $ 20
     Iomega*                            1,000             11
--------------------------------------------------------------------------------

     TOTAL COMPUTER STORAGE DEVICES                       31
================================================================================

     COMPUTER SYSTEM DESIGN & SERVICES [6.7%]
     Black Box*                           100              3
     Cadence Design Systems*              900              9
     Cerner*                              200              7
     Computer Sciences*                   350             10
     National Instruments*                300              7
     Sun Microsystems*                  3,675             10
     Synopsys*                            300             11
     Unisys*                            1,500             10
--------------------------------------------------------------------------------

     TOTAL COMPUTER SYSTEM DESIGN & SERVICES              67
================================================================================

     COMPUTERS & PERIPHERALS [17.5%]
     Dell Computer*                     2,175             51
     Gateway*                             800              2
     Hewlett-Packard                    3,223             38
     Imation*                             500             14
     IBM                                1,125             66
     Network Appliance*                   575              4
--------------------------------------------------------------------------------

     TOTAL COMPUTER & PERIPHERALS                        175
================================================================================

     DATA PROCESSING [1.9%]
     American Management Systems*         175              2
     CSG Systems International*           550              6
     Electronic Data Systems              350              5
     NCR*                                 275              6
--------------------------------------------------------------------------------

     TOTAL DATA PROCESSING                                19
================================================================================

     MEDIA [1.2%]
     AOL Time Warner*                   1,000             12
================================================================================

     PREPACKAGED SOFTWARE [22.7%]
     Adobe Systems                        475              9
     Intuit*                              575             26
     Micromuse*                         1,100              3
     Microsoft*                         3,000            131
     Oracle*                            4,415             35
     Sybase*                              600              7
     Veritas Software*                  1,025             15
--------------------------------------------------------------------------------

     TOTAL PREPACKAGED SOFTWARE                          226
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 24
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

TECHNOLOGY GROWTH FUND (CONCLUDED)

DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

     SEMI-CONDUCTORS/INSTRUMENTS [20.4%]
     Altera*                            1,100           $ 10
     Analog Devices*                      425              8
     Bel Fuse, Cl B                       500             11
     Broadcom, Cl A*                      275              3
     Fairchild Semiconductor
       International, Cl A*               500              5
     Intel                              3,325             46
     International Rectifier*             400              6
     Linear Technology                  1,000             21
     LSI Logic*                           517              3
     Maxim Integrated Products*           900             22
     Microchip Technology*                500             10
     National Semiconductor*              550              7
     Nvidia*                              550              5
     QLogic*                              200              5
     Silicon Storage Technology*          425              2
     Texas Instruments                  2,025             30
     Xilinx*                              600              9
--------------------------------------------------------------------------------

     TOTAL SEMI-CONDUCTORS/INSTRUMENTS                   203
================================================================================

         TOTAL COMMON STOCK
           (Cost $2,281)                                 963
         =======================================================================

CASH EQUIVALENTS [3.8%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I         30,580        31
     SEI Daily Income Trust
       Prime Obligation Fund, Cl A           6,860         7
--------------------------------------------------------------------------------
         TOTAL CASH EQUIVALENTS
           (Cost $38)                                     38
         =======================================================================

         TOTAL INVESTMENTS [100.4%]
           (Cost $2,319)                               1,001
         =======================================================================


DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES [-0.4%]:
     Investment Advisory Fees Payable                 $   (2)
     Other Assets and Liabilities                         (2)
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET                (4)
         =======================================================================

NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 249,905 outstanding
         shares of beneficial interest                 2,310
     FundShares - Class A
         (unlimited authorization - $0.01 par
         value) based on 192,000 outstanding
         shares of beneficial interest                 1,081
     Accumulated net realized loss on investments     (1,076)
     Net unrealized depreciation on investments       (1,318)
--------------------------------------------------------------------------------

     TOTAL NET ASSETS [100.0%]                          $997
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class           $2.26
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                       $2.25
================================================================================

* NON-INCOME PRODUCING SECURITY
ADR - AMERICAN DEPOSITORY RECEIPT
CI - CLASS


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 25
statement of net assets
SEPTEMBER 30, 2002

CORPORATE BOND FUND

DESCRIPTION                   FACE AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATION [2.6%]
     FHLMC
       5.125%, 07/15/12                $ 1,000       $ 1,061
--------------------------------------------------------------------------------

         TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
           (Cost $1,012)                               1,061
         =======================================================================

U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATION [0.1%]
     FHLMC REMIC, Ser 2068, Cl CA
       6.500%, 03/15/26                     37            38
--------------------------------------------------------------------------------

         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATION
           (Cost $37)                                     38
         =======================================================================

CORPORATE BONDS [94.4%]
     AGRICULTURE [2.7%]
     Cargill, MTN (A)
       6.150%, 02/25/08                  1,000         1,116
================================================================================

     AIR TRANSPORTATION [1.0%]
     Federal Express, Ser A2
       7.890%, 09/23/08                    388           398
================================================================================

     BANKS [11.5%]
     Bank of America
       7.500%, 09/15/06                    500           578
       7.125%, 09/15/06                    500           572
     Bank of Boston
       7.000%, 09/15/07                    500           563
     Deutsche Bank
       7.500%, 04/25/09                    500           584
     First Security - Delaware
       7.000%, 07/15/05                    525           589
     First Union National Bank
       7.125%, 10/15/06                    100           113
     Fleet National Bank
       8.625%, 02/15/05                    100           113
     HSBC Americas
       6.625%, 03/01/09                    500           569
     Norwest, Ser F, MTN
       6.500%, 06/01/05                    125           137
     Wachovia
       7.100%, 08/15/04                    600           652
     Wells Fargo
       7.250%, 08/24/05                    250           279
--------------------------------------------------------------------------------

     TOTAL BANKS                                       4,749
================================================================================


DESCRIPTION                   FACE AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------

     BEAUTY PRODUCTS [2.0%]
     Avon Products
       7.150%, 11/15/09                $   700        $  820
================================================================================

     CHEMICALS [0.5%]
     Praxair
       6.625%, 10/15/07                    200           228
================================================================================

     DRUGS [2.6%]
     Wyeth
       7.900%, 02/15/05                  1,000         1,091
================================================================================

     ELECTRICAL PRODUCTS [0.3%]
     Emerson Electric
       6.300%, 11/01/05                    100           110
================================================================================

     ELECTRICAL SERVICES [9.6%]
     Consolidated Edison, Ser 92B
       7.625%, 03/01/04                    100           107
     Duke Energy (B)
       2.210%, 01/15/05                  1,000           955
     Entergy Mississippi
       6.450%, 04/01/08                  1,000         1,037
     Florida Power
       6.000%, 07/01/03                    250           256
     Iowa Electric Light & Power
       6.000%, 10/01/08                    200           214
     Potomac Electric Power
       5.625%, 10/15/03                    150           154
     Wisconsin Power & Light, Ser Y
       7.600%, 07/01/05                    100           112
     WPS Resources
       7.000%, 11/01/09                  1,000         1,143
--------------------------------------------------------------------------------

     TOTAL ELECTRICAL SERVICES                         3,978
================================================================================

     ENERGY [1.6%]
     El Paso, MTN
       6.950%, 12/15/07                  1,000           660
================================================================================

     ENTERTAINMENT [2.7%]
     Viacom
       7.750%, 06/01/05                  1,000         1,104
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 26
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CORPORATE BOND FUND (CONTINUED)

DESCRIPTION                   FACE AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------

     FINANCIAL SERVICES [20.2%]
     American General Finance, Ser G, MTN
       5.375%, 10/01/12                $ 1,000        $  999
     Associates
       6.875%, 11/15/08                    500           569
       6.250%, 11/01/08                  1,000         1,106
     Countrywide Funding, Ser D, MTN
       6.280%, 01/15/03                    100           101
     Equity Residential Properties
       7.250%, 06/15/05                  1,000         1,102
     General Electric Capital, Ser A, MTN
       5.000%, 06/15/07                  1,000         1,057
     Household Finance
       6.400%, 06/17/08                  1,000           984
     Kimco Realty, Ser B, MTN
       7.860%, 11/01/07                     67            78
       7.620%, 10/20/04                    775           838
     MBNA America Bank
       6.500%, 06/20/06                    500           532
     Textron Financial
       7.125%, 12/09/04                    800           864
     Wells Fargo Financial
       6.000%, 02/01/04                    100           105
--------------------------------------------------------------------------------

     TOTAL FINANCIAL SERVICES                          8,335
================================================================================

     FOOD & BEVERAGE [1.4%]
     Coca-Cola Enterprises
       7.000%, 10/01/26                    500           573
================================================================================

     INSURANCE [11.3%]
     AFLAC
       6.500%, 04/15/09                  1,000         1,100
     Allstate
       7.200%, 12/01/09                  1,015         1,173
     AXA Financial
       7.750%, 08/01/10                  1,000         1,145
     Lincoln National
       7.250%, 05/15/05                  1,000         1,109
     Lion Connecticut Holdings
       6.375%, 08/15/03                    150           155
--------------------------------------------------------------------------------

     TOTAL INSURANCE                                   4,682
================================================================================


DESCRIPTION                   FACE AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
     INVESTMENT BANKER/BROKER DEALER [11.4%]
     Donaldson, Lufkin & Jenrette
       6.500%, 06/01/08                $ 1,250     $   1,381
     Goldman Sachs Group
       6.875%, 01/15/11                    900           998
     Legg Mason
       6.500%, 02/15/06                    950         1,039
     Lehman Brothers Holdings
       8.250%, 06/15/07                  1,100         1,282
--------------------------------------------------------------------------------

     TOTAL INVESTMENT BANKER/BROKER DEALER             4,700
================================================================================

     MACHINERY [1.8%]
     Caterpillar
       9.000%, 04/15/06                    620           747
================================================================================

     PERSONAL CREDIT INSTITUTIONS [1.2%]
     General Motors Acceptance
       7.750%, 01/19/10                    500           518
================================================================================

     PETROLEUM & FUEL PRODUCTS [2.9%]
     ChevronTexaco
       8.625%, 06/30/10                    200           256
     Union Oil of California, Ser C, MTN
       7.900%, 04/18/08                    800           953
--------------------------------------------------------------------------------

     TOTAL PETROLEUM & FUEL PRODUCTS                   1,209

================================================================================

     RETAIL [1.8%]
     McDonald's, Ser E, MTN
       4.240%, 12/13/06                    725           740
================================================================================

     SAVINGS & LOAN [1.0%]
     Washington Mutual
       5.850%, 01/27/04                    400           416
================================================================================

                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 27
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CORPORATE BOND FUND (CONCLUDED)

DESCRIPTION            FACE AMOUNT (000)/SHARES  VALUE (000)
--------------------------------------------------------------------------------

     TELEPHONES & TELECOMMUNICATIONS [6.9%]
     Bell Atlantic of Maryland
       6.000%, 05/01/03                $   200       $   203
     Bell Atlantic of New Jersey
       5.875%, 02/01/04                    100           102
     Bell Telephone of Pennsylvania
       6.125%, 03/15/03                    100           101
     BellSouth Telecommunications
       6.375%, 06/15/04                    100           106
     Carolina Telephone & Telegraph
       6.125%, 05/01/03                    250           232
     GTE Florida, Ser D
       6.250%, 11/15/05                    200           211
     New York Telephone
       6.500%, 03/01/05                    250           264
       5.625%, 11/01/03                    100           102
     Pacific Bell
       7.000%, 07/15/04                  1,140         1,217
       6.250%, 03/01/05                    200           214
     United Telephone of Florida, Ser EE
       6.250%, 05/15/03                    100           100
--------------------------------------------------------------------------------

     TOTAL TELEPHONES & TELECOMMUNICATIONS             2,852
================================================================================

         TOTAL CORPORATE BONDS
           (Cost $37,182)                             39,026
         =======================================================================

CASH EQUIVALENT [0.8%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I    338,237           338
--------------------------------------------------------------------------------

         TOTAL CASH EQUIVALENT
           (Cost $338)                                   338
         =======================================================================

         TOTAL INVESTMENTS [97.9%]
           (Cost $38,569)                             40,463
         =======================================================================

OTHER ASSETS AND LIABILITIES [2.1%]:
     Investment Advisory Fees Payable                    (12)
     Administrative Fees Payable                          (3)
     Shareholder Servicing Fees Payable                   (8)
     Other Assets and Liabilities                        911
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET               888
         =======================================================================


DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------

NET ASSETS:
     FundShares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 3,832,288 outstanding
         shares of beneficial interest               $39,322
     FundShares - Class A
         (unlimited authorization - $0.01 par
         value) based on 51,084 outstanding
         shares of beneficial interest                   524
     Accumulated net realized loss on investments       (389)
     Net unrealized appreciation on investments        1,894
--------------------------------------------------------------------------------

     TOTAL NET ASSETS [100.0%]                       $41,351
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class          $10.65
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                      $10.65
================================================================================

(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(B) FLOATING INSTRUMENT - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2002. THE DATE SHOWN IS THE EARLIER OF RESET DATE OR DEMAND DATE.

CL - CLASS FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
MTN - MEDIUM TERM NOTE
REMIC - REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER - SERIES


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           CNI CHARTER FUNDS | PAGE 28
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS [39.6%]
     U.S. Treasury Notes
       7.250%, 05/15/04                $ 1,850       $ 2,017
       6.500%, 10/15/06                    150           174
       6.250%, 02/15/07                    450           520
       6.125%, 08/15/07                    575           666
       6.000%, 08/15/04                    400           432
       5.750%, 08/15/03                    675           700
       5.750%, 11/15/05                    500           556
       5.500%, 03/31/03                    100           102
       5.500%, 02/15/08                     80            91
       5.000%, 08/15/11                    350           389
       3.000%, 11/30/03                    300           305
--------------------------------------------------------------------------------

         TOTAL U.S. TREASURY OBLIGATIONS
           (Cost $5,634)                               5,952
         =======================================================================

U.S. GOVERNMENT AGENCY OBLIGATIONS [39.8%]
     FFCB
       5.120%, 04/26/05                    400           429
     FHLB
       7.250%, 05/13/05                  1,400         1,579
       6.625%, 11/15/10                    440           519
       6.500%, 11/15/05                    100           112
       6.500%, 11/13/09                    200           233
       5.570%, 04/07/04                    100           105
       5.500%, 08/15/08                    500           554
       5.250%, 02/13/09                    500           544
       4.875%, 08/15/05                    500           535
     FHLMC
       6.990%, 07/26/06                    150           173
       5.125%, 07/15/12                    650           690
     FHLMC, MTN
       4.500%, 02/27/06                    500           505
--------------------------------------------------------------------------------

         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
           (Cost $5,596)                               5,978
         =======================================================================

U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS [13.9%]
     FNMA
       9.000%, 01/01/31                    382           409
     FNMA, MTN
       5.520%, 11/17/03                    290           302
       5.300%, 10/28/08                    600           658
     GNMA
       6.500%, 01/15/32                    693           723
--------------------------------------------------------------------------------
         TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
           (Cost $2,010)                               2,092
         =======================================================================


DESCRIPTION                             SHARES   VALUE (000)
--------------------------------------------------------------------------------

CASH EQUIVALENT [3.8%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I 573,330        $     573
--------------------------------------------------------------------------------

         TOTAL CASH EQUIVALENT
           (Cost $573)                                   573
         =======================================================================

         TOTAL INVESTMENTS [97.1%]
           (Cost $13,813)                             14,595
         =======================================================================

OTHER ASSETS AND LIABILITIES [2.9%]:
     Investment Advisory Fees Payable                     (4)
     Administrative Fees Payable                          (1)
     Shareholder Servicing Fees Payable                   (3)
     Other Assets and Liabilities                        440
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET               432
         =======================================================================

NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 1,315,774 outstanding
         shares of beneficial interest                13,710
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 47,651 outstanding
         shares of beneficial interest                   515
     Accumulated net realized gain on investments         20
     Net unrealized appreciation on investments          782
--------------------------------------------------------------------------------

     TOTAL NET ASSETS [100.0%]                      $ 15,027
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class          $11.02
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                      $11.01
================================================================================

CL - CLASS
FFCB - FEDERAL FARM CREDIT BANK
FHLB - FEDERAL HOME LOAN BANK
FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA - GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN - MEDIUM TERM NOTE


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                          CNI CHARTER FUNDS | PAGE 29
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

MUNICIPAL BONDS [100.8%]
     ARIZONA [1.3%]
     Maricopa County, Unified School
       District No. 41, COP, FSA
       Pre-Refunded @ 100 (A)
       4.875%, 07/01/04                   $205     $     217
================================================================================

     CALIFORNIA [73.9%]
     Alameda County, Ser A,
       COP, MBIA
       5.375%, 12/01/09                    500           590
     Anaheim, Public Finance Authority,
       Electric System Distribution
       Facilities, RB, AMBAC
       4.625%, 10/01/27                    230           249
     Berkeley, Ser C, GO, MBIA
       Callable 09/01/05 @ 102
       5.000%, 09/01/10                     95           105
     Beverly Hills, Unified School
       District Authority, Ser B, GO
       Callable 06/01/08 @ 101
       4.700%, 06/01/13                     50            54
     California State, GO
       Pre-Refunded @ 101 (A)
       5.750%, 03/01/05                    100           111
     California State, Infrastructure &
       Economic Development,
       Clean Water Fund, RB
       5.000%, 10/01/07                    260           296
     California State, Public Works
       Board Lease Authority,
       University of California Project,
       Ser F, RB
       5.250%, 12/01/06                    325           365
     California Statewide Community,
       Development Authority,
       Sherman Oaks Project,
       Ser A, RB, AMBAC
       Callable 08/01/08 @ 103
       5.500%, 08/01/11                    150           175
     Central, School District,
       Ser B, GO, FSA
       7.000%, 08/01/07                    325           396
     Coachella Valley, Water District,
       Flood Control Project,
       COP, AMBAC
       Callable 10/01/07 @ 102
       5.000%, 10/01/11                    250           281
     Contra Costa, Transportation
       Authority, Ser A, RB, FGIC
       4.000%, 03/01/08                    500           544


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     Contra Costa, Water District
       Authority, Ser G, RB, MBIA
       Callable 10/01/04 @ 102
       5.700%, 10/01/06                   $100     $     110
     East Bay, Municipal Utility District
       Water System, RB, MBIA
       4.000%, 06/01/09                    150           163
     East Bay-Delta, Housing & Finance
       Authority, Pass Thru-Lease
       Purchase Program,
       Ser A, RB, MBIA
       4.250%, 06/01/05                    400           423
     Evergreen, School District,
       Ser C, GO, FGIC
       Callable 09/01/08 @ 101
       5.250%, 09/01/13                    200           227
     Foothill, Eastern Corridor
       Toll Road, RB, MBIA
       4.600%, 01/15/09                    150           168
     Foothill, Eastern Corridor
       Toll Road, Ser A, RB
       Pre-Refunded @ 100 (A)
       6.000%, 01/01/10                    400           483
     Fresno, Power Finance Authority,
       RB, AMBAC
       4.400%, 08/01/09                    100           111
     Fresno, Unified School District
       Authority, Election of 2001
       Project, Ser A, GO, FSA
       Callable 08/01/09 @ 102
       5.250%, 08/01/12                    330           380
       5.250%, 08/01/15                    200           226
     Imperial District, Public Electric, RB
       4.250%, 11/01/06                    250           274
     Loma Linda, University Hospital
       Center, Ser A, RB, AMBAC
       5.200%, 12/01/14                    150           174
     Los Angeles County, Public Works
       Finance Authority, Multiple Capital
       Facility Project IV, RB, MBIA
       Callable 12/01/03 @ 102
       4.750%, 12/01/10                    250           263
     Los Angeles County, Public Works
       Finance Authority, Ser B, RB, MBIA
       Callable 09/01/06 @ 102
       5.250%, 09/01/14                    200           222
     Los Angeles County, Transportation
       Commission Sales Tax Authority,
       Property Second Senior Project,
       Ser A, RB, MBIA
       6.500%, 07/01/07                    400           477

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 30
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     Los Angeles, Harbour Development
       Project, Ser C, RB
       Callable 11/01/06 @ 101
       5.125%, 11/01/11                   $180     $     201
     Los Angeles, Parking Authority,
       Ser A, RB, AMBAC
       4.100%, 05/01/08                    100           109
     Los Angeles, Police Emergency
       Special Tax, RB
       5.000%, 09/01/07                    300           342
     Los Angeles, Ser A, GO
       5.000%, 09/01/05                    250           275
     M-S-R Public Power,
       Ser G, RB, MBIA
       Callable 07/01/07 @ 101
       5.250%, 07/01/11                    100           113
     Metropolitan, Water District,
       Southern California Waterworks
       Authority, Ser A, RB
       5.250%, 07/01/07                    200           228
     Modesto, Irrigation District
       Financing Authority,
       Domestic Water Project,
       Ser D, RB, AMBAC
       Callable 09/01/08 @ 101
       5.000%, 09/01/12                    100           112
     Oceanside, Unified School District
       Authority, Election of 2000 Project,
       Ser B, GO, MBIA
       6.000%, 08/01/07                    300           352
     Orange County, Recovery
       Certificate Authority,
       Ser A, COP, MBIA
       6.000%, 07/01/06                    250           288
     Pasadena, Public Utilities Electric,
       RB, MBIA
       Callable 06/01/12 @ 100
       5.000%, 06/01/15                    350           391
     Riverside, Water Authority, RB
       Callable 10/01/08 @ 101
       5.375%, 10/01/12                    100           114
     Sacramento, Municipal Utilities
       Distribution Authority,
       Ser I, RB, MBIA
       Callable 01/01/04 @ 102
       5.500%, 01/01/05                     15            16
     Sacramento, Municipal Utilities
       Distribution Authority,
       Ser I, RB, MBIA
       Pre-Refunded @ 102 (A)
       5.500%, 01/01/04                     85            91


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     San Diego County, North County
       Regional Center for Expansion,
       COP, AMBAC
       Callable 11/15/06 @ 102
       5.250%, 11/15/14                   $100     $     112
     San Francisco (City & County),
       Educational Facilities,
       Ser B, GO
       Callable 06/15/07 @ 102
       5.500%, 06/15/12                    400           458
     San Francisco (City & County),
       Public Utilities Water,
       Ser B, RB, MBIA
       5.000%, 11/01/10                    300           346
     San Jose, Redevelopment Authority,
       Merged Area Redevelopment
       Project, TA, MBIA
       6.000%, 08/01/07                    500           587
     San Juan, Unified School District,
       COP, MBIA
       Callable 06/01/07 @ 102
       5.000%, 06/01/08                    250           284
     San Mateo County, Transit District
       Authority, Ser A, RB, MBIA
       Callable 06/01/08 @ 101
       5.000%, 06/01/14                    400           434
     Santa Barbara, Redevelopment
       Agency, Central City Project,
       Ser A, TA, AMBAC
       4.750%, 03/01/04                    100           105
     Santa Monica, Public Safety
       Facilities Project, RB
       Callable 07/01/09 @ 101
       5.250%, 07/01/14                    100           112
--------------------------------------------------------------------------------

     TOTAL CALIFORNIA                                 11,937
================================================================================

     FLORIDA [1.5%]
     Dade County, Water & Sewer
       System, RB, FGIC
       Callable 10/01/07 @ 102
       5.375%, 10/01/16                    215           242
================================================================================

     GEORGIA [1.8%]
     Georgia, Ser B, GO
       7.200%, 03/01/06                    250           290
================================================================================

     ILLINOIS [1.6%]
     Lake County, Forest Preservation
       District, GO
       Callable 12/15/10 @ 100
       5.500%, 12/15/11                    220           254
================================================================================
                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 31
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT BOND FUND (CONCLUDED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     MICHIGAN [2.8%]
     Michigan State, RB
       5.200%, 10/01/07                   $400      $    446
================================================================================

     MISSOURI [2.0%]
     Missouri State, Development
       Finance Board, Infrastructure
       Facility Authority, Eastland Center,
       Ser A, TA Callable 04/01/09 @ 100
       5.750%, 04/01/12                    300           330
================================================================================

     NEW JERSEY [2.1%]
     New Jersey State, Transportation
       Authority, COP, AMBAC
       5.000%, 09/15/06                    300           332
================================================================================

     TEXAS [3.4%]
     Texas State, Turnpike Authority, RAN
       5.000%, 06/01/08                    500           554
================================================================================

     WISCONSIN [5.7%]
     Pleasant Prairie, Promissory Notes,
       Ser B, GO, FGIC
       4.000%, 09/01/06                    400           426
     Wisconsin State, Transportation
       Authority, Ser A, RB
       5.000%, 07/01/06                    450           495
--------------------------------------------------------------------------------

     TOTAL WISCONSIN                                     921
================================================================================

     PUERTO RICO [4.7%]
     Puerto Rico, Electric Power
       Authority, Power Project,
       Ser DD, RB, FSA
       5.000%, 07/01/05                    200           218
     Puerto Rico, Electric Power
       Authority, Power Project, Ser X,
       RB Pre-Refunded @ 102 (A)
       6.000%, 07/01/05                    350           397
     Puerto Rico, Municipal Finance
       Agency, Ser A, RB, FSA
       Callable 07/01/07 @ 101.5
       5.250%, 07/01/10                    130           147
--------------------------------------------------------------------------------

     TOTAL PUERTO RICO                                   762
================================================================================

         TOTAL MUNICIPAL BONDS
           (Cost $15,566)                             16,285
         =======================================================================


DESCRIPTION                              SHARES  VALUE (000)
--------------------------------------------------------------------------------

CASH EQUIVALENT [0.9%]
     SEI Tax Exempt Trust California
       Tax Exempt Fund, Cl A          148,395       $    148
--------------------------------------------------------------------------------
         TOTAL CASH EQUIVALENT
           (Cost $148)                                   148
         =======================================================================

         TOTAL INVESTMENTS [101.7%]
           (Cost $15,714)                             16,433
         =======================================================================

OTHER ASSETS AND LIABILITIES [-1.7%]:
     Investment Advisory Fees Payable                     (1)
     Administrative Fees Payable                          (1)
     Shareholder Servicing Fees Payable                   (3)
     Other Assets and Liabilities                       (268)
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET              (273)
         =======================================================================

NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 1,491,370 outstanding
         shares of beneficial interest                15,149
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 1,186 outstanding
         shares of beneficial interest                    12
     Undistributed net investment income                  13
     Accumulated net realized gain on investments        267
     Net unrealized appreciation on investments          719
--------------------------------------------------------------------------------

     TOTAL NET ASSETS [100.0%]                      $ 16,160
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class          $10.83
================================================================================

     Net Asset Value, Offering and Redemption
       Per Share - Class A                            $10.85
================================================================================

(A) PRE-REFUNDED SECURITY - THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE. AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CL - CLASS
COP - CERTIFICATE OF PARTICIPATION
FGIC - FINANCIAL GUARANTY INSURANCE COMPANY
FSA - FINANCIAL SECURITY ASSISTANCE
GO - GENERAL OBLIGATION
MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
RAN - REVENUE ANTICIPATION NOTE
RB - REVENUE BOND
SER - SERIES
TA - TAX ALLOCATION


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 32
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND

DESCRIPTION           SHARES/FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCK [0.1%]
     FOOD & BEVERAGE [0.0%]
     Aurora Foods*                      1,771      $       1
================================================================================

     PETROLEUM REFINING [0.1%]
     Southwest Royalties, Cl A (C)*       784             12
================================================================================

         TOTAL COMMON STOCK
           (Cost $19)                                     13
         =======================================================================

CORPORATE BONDS [95.1%]
     AIRLINES [0.7%]
     American Airlines, Ser 2001-2
       7.800%, 10/01/06                $   150           137
================================================================================

     APPAREL/TEXTILES [0.9%]
     Collins & Aikman Floorcovering (A)
       9.750%, 02/15/10                    100           101
     Levi Strauss
       7.000%, 11/01/06                    100            72
--------------------------------------------------------------------------------
     TOTAL APPAREL/TEXTILES                              173
================================================================================

     AUTOPARTS [1.6%]
     American Axle & Manufacturing
       9.750%, 03/01/09                    100           106
     CSK Auto
       12.000%, 06/15/06                   100           106
     Collins & Aikman Products
       10.750%, 12/31/11                   100            95
--------------------------------------------------------------------------------

     TOTAL AUTOPARTS                                     307
================================================================================

     BANKS [0.5%]
     Sovereign Bancorp
       8.625%, 03/15/04                    100           104
================================================================================

     BROADCASTING, NEWSPAPERS & ADVERTISING [6.4%]
     Adelphia Communications (D)
       8.750%, 10/01/07                    100            28
     Adelphia Communications,
       Ser B (D)
       11.170%, 01/15/08                   100            16
       10.500%, 07/15/04                   100            36
     Charter Communication Holdings
       10.000%, 05/15/11                   100            61
     Coaxial Communications
       10.000%, 08/15/06                   100            87


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Comcast
       8.250%, 02/15/08                $   100     $      98
     CSC Holdings
       7.875%, 12/15/07                    100            83
     Cumulus Media
       10.375%, 07/01/08                   200           211
     Entravision Communications
       8.125%, 03/15/09                    100           102
     Frontier Vision Holdings (D)
       11.875%, 09/15/07                   100            54
     Gray Television
       9.250%, 12/15/11                    100           102
     Interep National Radio Sales, Ser B
       10.000%, 07/01/08                   200           177
     Olympus Communications, Ser B
       10.625%, 11/15/06                   100            78
     Salem Communication Holdings, Ser B
       9.000%, 07/01/11                    100           103
--------------------------------------------------------------------------------

     TOTAL BROADCASTING, NEWSPAPERS &
       ADVERTISING                                     1,236
================================================================================

     BUILDING & CONSTRUCTION [3.3%]
     AAF-McQuay
       8.875%, 02/15/03                    100           100
     Beazer Homes USA
       8.375%, 04/15/12                    100           100
     Brand Scaffold Services
       10.250%, 02/15/08                   150           162
     Dayton Superior
       13.000%, 06/15/09                   150           127
     International Utility Structures
       10.750%, 02/01/08                   100            47
     Nortek, Ser B
       9.875%, 06/15/11                    100            97
--------------------------------------------------------------------------------
     TOTAL BUILDING & CONSTRUCTION                       633
================================================================================

     CHEMICALS [4.4%]
     Acetex (A)
       10.875%, 08/01/09                   150           157
     Huntsman ICI Chemicals (A)
       10.125%, 07/01/09                   100            83
     Johnsondiversey (A)
       9.625%, 05/15/12                    150           150
     Lyondell Chemical
       11.125%, 07/15/12                   100            96
     Mississippi Chemical
       7.250%, 11/15/17                    100            30


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 33
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Scotts
       8.625%, 01/15/09                $   150     $     156
     Terra Industries, Ser B
       10.500%, 06/15/05                   100            86
     United Industries, Ser B
       9.875%, 04/01/09                    100           100
--------------------------------------------------------------------------------

     TOTAL CHEMICALS                                     858
================================================================================

     COMMERCIAL SERVICES [1.0%]
     Iron Mountain
       8.625%, 04/01/13                    100           100
     Salton
       12.250%, 04/15/08                   100            94
--------------------------------------------------------------------------------

     TOTAL COMMERCIAL SERVICES                           194
================================================================================

     COMPUTER SYSTEM DESIGN & SERVICES [0.5%]
     Diva Systems, Ser B (B)(D)
       17.710%, 03/01/08                   200             2
     Unisys
       7.875%, 04/01/08                    100            96
--------------------------------------------------------------------------------

     TOTAL COMPUTERS SYSTEM DESIGN & SERVICES             98
================================================================================

     CONSUMER PRODUCTS & SERVICES [3.7%]
     Armkel Finance
       9.500%, 08/15/09                    100           105
     Herbalife International (A)
       11.750%, 07/15/10                   100            91
     Jostens
       12.750%, 05/01/10                   100           113
     NBTY, Ser B
       8.625%, 09/15/07                    100           101
     Playtex Products
       9.375%, 06/01/11                    200           214
     Revlon Consumer Products
       12.000%, 12/01/05                   100            90
--------------------------------------------------------------------------------

     TOTAL CONSUMER PRODUCTS & SERVICES                  714
================================================================================

     CONTAINERS & PACKAGING [4.6%]
     Berry Plastics
       10.750%, 07/15/12                   100           103
     Four M, Ser B
       12.000%, 06/01/06                   100           103
     Norampac
       9.500%, 02/01/08                    100           107
     Owens-Illinois
       8.100%, 05/15/07                    100            91


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Plastipak Holdings
       10.750%, 09/01/11               $   100     $     106
     Pliant
       13.000%, 06/01/10                   100            95
     Riverwood International
       10.875%, 04/01/08                   200           200
     Sealed Air (A)
       8.750%, 07/01/08                    100            82
--------------------------------------------------------------------------------

     TOTAL CONTAINERS & PACKAGING                        887
================================================================================

     DAY CARE [0.3%]
     La Petite Acadamy, Ser B
       10.000%, 05/15/08                   100            57
================================================================================

     DIVERSIFIED OPERATIONS [3.5%]
     Grey Wolf
       8.875%, 07/01/07                    100           102
     Jordan Industries, Ser B
       10.375%, 08/01/07                   100            55
     Kansas City Southern
       9.500%, 10/01/08                    200           219
     Tekni-Plex, Ser B
       12.750%, 06/15/10                   200           196
     Werner Holdings, Ser A
       10.000%, 11/15/07                   100            99
--------------------------------------------------------------------------------

     TOTAL DIVERSIFIED OPERATIONS                        671
================================================================================

     ELECTRICAL PRODUCTS [1.9%]
     AES
       9.375%, 09/15/10                    100            52
     CMS Energy
       7.500%, 01/15/09                    100            77
     Flextronics International Limited
       9.875%, 07/01/10                    150           149
     TNP Enterprises, Ser B
       10.250%, 04/01/10                   100            95
--------------------------------------------------------------------------------

     TOTAL ELECTRICAL PRODUCTS                           373
================================================================================

     ENTERTAINMENT [18.0%]
     AMC Entertainment
       9.875%, 02/01/12                    100            87
       9.500%, 02/01/11                    100            87
     Ameristar Casinos
       10.750%, 02/15/09                   200           219
     Argosy Gaming
       10.750%, 06/01/09                   150           163

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           CNI CHARTER FUNDS | PAGE 34
statement of net assets
SEPTEMBER 30, 2002

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     Aztar
       8.875%, 05/15/07                $   100     $     101
     Aztar (A)
       9.000%, 08/15/11                    200           205
     Boyd Gaming
       9.500%, 07/15/07                    150           155
     Coast Hotels & Casinos
       9.500%, 04/01/09                    100           105
     HMH Properties, Ser B
       7.875%, 08/01/08                    150           140
     Hard Rock Hotel, Ser B
       9.250%, 04/01/05                    200           196
     Hockey
       11.250%, 04/15/09                   100            96
     Horseshoe Gaming Holdings, Ser B
       8.625%, 05/15/09                    100           105
     Imax
       7.875%, 12/01/05                    200           140
     Intrawest (A)
       10.500%, 02/01/10                   100           102
     Isle of Capri Casinos
       8.750%, 04/15/09                    100           102
     John Q Hammons Hotels, Ser B
       8.875%, 05/15/12                    100            96
     Kerzner International
       8.875%, 08/15/11                    150           150
     MGM Mirage
       9.750%, 06/01/07                    150           163
     Mandalay Resort Group
       6.450%, 02/01/06                    100            98
     Mandalay Resort Group, Ser B
       10.250%, 08/01/07                   200           216
     Mohegan Tribal Gaming
       8.375%, 07/01/11                    200           205
     Muzak
       9.875%, 03/15/09                    100            70
     Park Place Entertainment
       9.375%, 02/15/07                    150           159
     Peninsula Gaming, Ser B
       12.250%, 07/01/06                   100           100
     Penn National Gaming
       8.875%, 03/15/10                    100           101
     Scientific Games, Ser B
       12.500%, 08/15/10                    65            73
     Windsor Woodmount Black
       Hawk, Ser B
       13.000%, 03/15/05                   100            65
--------------------------------------------------------------------------------

     TOTAL ENTERTAINMENT                               3,499
================================================================================


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     FINANCIAL SERVICES [1.1%]
     Labranche
       9.500%, 08/15/04                $   200     $     207
================================================================================

     FINANCIAL SERVICES-SPECIAL PURPOSE
     ACQUISITION [2.5%]
     Caithness Coso Fund, Ser B
       9.050%, 12/15/09                     97            93
     Chukchansi Economic
       Development Authority (A)
       14.500%, 06/15/09                   100            92
     ESI Tractebel Acquisitions, Ser B
       7.990%, 12/30/11                     74            67
     MDP Acquisitions PLC (A)
       9.625%, 10/01/12                    100            99
     Majestic Investor
       11.653%, 11/30/07                   150           136
--------------------------------------------------------------------------------
     TOTAL FINANCIAL SERVICES-SPECIAL PURPOSE
          ACQUISITION                                    487
================================================================================

     FOOD & BEVERAGE [5.1%]
     Aurora Foods, Ser B
       9.875%, 02/15/07                    100            60
     Del Monte
       9.250%, 05/15/11                    150           150
     Dimon, Ser B
       9.625%, 10/15/11                    100           105
     Great Atlantic & Pacific Tea
       9.125%, 12/15/11                    200           148
     Land O' Lakes
       8.750%, 11/15/11                    200           108
     National Wine & Spirits
       10.125%, 01/15/09                   100            95
     Pantry
       10.250%, 10/15/07                   150           129
     Pilgrim's Pride
       9.625%, 09/15/11                    100            95
     Premier International Foods PLC
       12.000%, 09/01/09                   100           106
--------------------------------------------------------------------------------

     TOTAL FOOD & BEVERAGE                               996
================================================================================

     FORESTRY [0.7%]
     Tembec Industries
       7.750%, 03/15/12                    150           143
================================================================================

     HOUSEHOLD FURNITURE & FIXTURES [0.4%]
     Sealy Mattress, Ser B
       9.875%, 12/15/07                    100            86
================================================================================

                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 35
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     MACHINERY [1.7%]
     Briggs & Stratton
       8.875%, 03/15/11                $   150     $     158
     Building Materials, Ser B
       7.750%, 07/15/05                    100            85
     Intermet
       9.750%, 06/15/09                    100            95
--------------------------------------------------------------------------------

     TOTAL MACHINERY                                     338
================================================================================

     MEDICAL [5.8%]
     Alaris Medical Systems
       9.750%, 12/01/06                    100            95
     Beverly Enterprises
       9.625%, 04/15/09                    100            83
     Biovail
       7.875%, 04/01/10                    100            99
     Extendicare Health Services
       9.350%, 12/15/07                    100            90
     Genesis Health Ventures, Ser A
       9.250%, 09/01/07                    101           101
     HCA
       6.910%, 06/15/05                    150           157
     Magellan Health Services
       9.000%, 02/15/08                    150            33
     Pacificare Health Systems
       10.750%, 06/01/09                   100            99
     Triad Hospital Holdings, Ser B
       11.000%, 05/15/09                   100           110
     Triad Hospitals, Ser B
       8.750%, 05/01/09                    100           106
     Vanguard Health Systems
       9.750%, 08/01/11                    150           148
--------------------------------------------------------------------------------

     TOTAL MEDICAL                                     1,121
================================================================================

     PAPER & PAPER PRODUCTS [1.0%]
     Appleton Papers, Ser B
       12.500%, 12/15/08                   100           103
     Buckeye Technologies
       8.500%, 12/15/05                    100            86
--------------------------------------------------------------------------------

     TOTAL PAPER & PAPER PRODUCTS                        189
================================================================================


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     PETROLEUM & FUEL PRODUCTS [7.5%]
     Abraxas Petroleum, Ser A
       11.500%, 11/01/04               $   100     $      55
     Chesapeake Energy
       8.125%, 04/01/11                    200           200
     Contour Energy (D)
       14.000%, 04/15/03                   200           197
     Crown Central Petroleum
       10.875%, 02/01/05                   100            83
     Denbury Resources, Ser B
       9.000%, 03/01/08                    100           100
     Forest Oil
       8.000%, 06/15/08                    150           156
     Mariner Energy, Ser B
       10.500%, 08/01/06                   100            95
     Mission Resources, Ser C
       10.875%, 04/01/07                   100            69
     Plains Exploration & Production (A)
       8.750%, 07/01/12                    150           150
     Pride International
       9.375%, 05/01/07                    200           209
     Southwest Royalties
       10.500%, 06/30/04                    52            52
     Swift Energy
       9.375%, 05/01/12                    100            96
--------------------------------------------------------------------------------

     TOTAL PETROLEUM & FUEL PRODUCTS                   1,462
================================================================================

     PRINTING & PUBLISHING [1.7%]
     Canwest Media
       10.625%, 05/15/11                   100           105
     Day International Group, Ser B
       11.125%, 06/01/05                   150           152
     Mail-Well (A)
       9.625%, 03/15/12                    100            69
--------------------------------------------------------------------------------

     TOTAL PRINTING & PUBLISHING                         326
================================================================================

     RETAIL [6.1%]
     Amerigas Partner
       8.875%, 05/20/11                    100           103
     Asbury Automotive Group
       9.000%, 06/15/12                    100            90
     Autonation
       9.000%, 08/01/08                    100           103
     CKE Restaurants
       9.125%, 05/01/09                    100            84
     Cole National Group
       8.875%, 05/15/12                    200           192


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 36
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     Friendly Ice Cream
       10.500%, 12/01/07               $    75     $      72
     J.C. Penney, Ser A, MTN
       7.050%, 05/23/05                    100            96
     Pathmark Stores
       8.750%, 02/01/12                    100            93
     Pep Boys
       7.000%, 06/01/05                    150           145
     United Auto Group (A)
       9.625%, 03/15/12                    200           202
--------------------------------------------------------------------------------

     TOTAL RETAIL                                      1,180
================================================================================

     RUBBER & PLASTIC [0.4%]
     Applied Extrusion Technologies, Ser B
       10.750%, 07/01/11                   100            73
================================================================================

     TELEPHONES & TELECOMMUNICATIONS [7.1%]
     GCI
       9.750%, 08/01/07                    150            90
     Insight Midwest
       9.750%, 10/01/09                    150           132
     Lucent Technologies
       7.250%, 07/15/06                    200            78
     Nextel Communications (B)
       10.940%, 09/15/07                   250           209
     Nextel Partners (B)
       12.280%, 02/01/09                   130            67
     Qwest
       5.625%, 11/15/08                    100            76
     Rogers Wireless
       9.625%, 05/01/11                    100            72
     Rural Cellular
       9.750%, 01/15/10                    100            53
     Telecorp PCS
       10.625%, 07/15/10                    65            57
     Telecorp PCS (B)
       11.380%, 04/15/09                   130            95
     Time Warner Telecommunications
       10.125%, 02/01/11                   100            42
     Tritel PCS (B)
       11.770%, 05/15/09                   162           120
     Triton PCS (B)
       9.780%, 05/01/08                    200           131
     Voicestream Wireless
       10.375%, 11/15/09                   163           167
--------------------------------------------------------------------------------

     TOTAL TELEPHONES & TELECOMMUNICATIONS             1,389
================================================================================


DESCRIPTION           SHARES/FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------

     WASTE DISPOSAL [1.5%]
     Allied Waste North America, Ser B
       10.000%, 08/01/09               $   100     $      92
     Iesi (A)
       10.250%, 06/15/12                   200           192
--------------------------------------------------------------------------------

     TOTAL WASTE DISPOSAL                                284
================================================================================

     WHOLESALE [1.2%]
     B&G Foods, Ser D
       9.625%, 08/01/07                    100           102
     Fleming Companies
       9.250%, 06/15/10                    100            76
     Fleming Companies, Ser D
       10.625%, 07/31/07                   100            58
--------------------------------------------------------------------------------

     TOTAL WHOLESALE                                     236
================================================================================

         TOTAL CORPORATE BONDS
           (Cost $19,935)                             18,458
         =======================================================================

CONVERTIBLE BOND [0.5%]
     Key Energy Group,
       Convertible to 25.9740 Shares
       5.000%, 09/15/04                    100            91
--------------------------------------------------------------------------------

         TOTAL CONVERTIBLE BOND
           (Cost $89)                                     91
         =======================================================================

WARRANTS [0.0%]
     Dayton Superior,
       Expires 06/15/09 (A)*              100              --
     Diva Systems,
       Expires 03/01/08 (A)*              600              --
     Jostens, Cl E,
       Expires 05/01/10*                  100              3
     Pliant, Expires 06/01/10 (A)*        100              --
--------------------------------------------------------------------------------
         TOTAL WARRANTS
           (Cost $0)                                       3
         =======================================================================

CASH EQUIVALENTS [2.7%]
     Fidelity Institutional Domestic
       Money Market Portfolio, Cl I   250,916            251
     SEI Daily Income Trust Prime
       Obligation Fund, Cl A          280,566            281
--------------------------------------------------------------------------------

         TOTAL CASH EQUIVALENTS
           (Cost $532)                                   532
         =======================================================================

         TOTAL INVESTMENTS [98.4%]
           (Cost $20,575)                             19,097
================================================================================


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                          CNI CHARTER FUNDS | PAGE 37
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND (CONCLUDED)

DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES [1.6%]:
     Investment Advisory Fees Payable               $    (10)
     Administrative Fees Payable                          (1)
     Shareholder Servicing Fees Payable                   (6)
     Other Assets and Liabilities                        337
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET               320
         =======================================================================

NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 1,227,849 outstanding
         shares of beneficial interest                12,009
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 1,151,532 outstanding
         shares of beneficial interest                10,331
     Distribution in excess of net investment income     (17)
     Accumulated net realized loss on investments     (1,428)
     Net unrealized depreciation on investments       (1,478)
--------------------------------------------------------------------------------

     TOTAL NET ASSETS [100.0%]                      $ 19,417
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class           $8.16
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                       $8.16
================================================================================

* NON-INCOME PRODUCING SECURITY
(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(B) STEP BOND - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AT TIME OF PURCHASE. THE COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE.
(C) SECURITIES ARE VALUED AT FAIR VALUE AS DETERMINED IN GOOD FAITH BY THE BOARD OF TRUSTEES OF THE TRUST.
(D) IN DEFAULT ON INTEREST PAYMENTS
CL - CLASS
MTN - MEDIUM TERM NOTE
PLC - PUBLIC LIMITED COMPANY
SER - SERIES
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 38
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS [13.2%]
     FHLB
       1.900%, 10/27/03                $ 5,000    $    5,000
     FHLB, Ser 1H03
       1.850%, 08/14/03                 50,000        50,000
     FHLB, Ser 5U03
       2.000%, 10/08/03                  5,000         5,000
     FHLB, Ser VW03
       2.000%, 07/24/03                  5,000         5,000
     FHLB, Ser WF03
       2.300%, 08/06/03                 10,800        10,800
     FHLMC
       2.075%, 09/23/03                 10,000        10,000
--------------------------------------------------------------------------------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
           (Cost $85,800)                             85,800
         =======================================================================

COMMERCIAL PAPER [72.0%]
     AIRCRAFT [0.6%]
     General Dynamics
       1.720%, 10/07/02                  4,000         3,999
================================================================================

     BANKS [9.2%]
     Citicorp
       1.753%, 10/25/02                 20,000        20,000
     ING Funding
       1.750%, 10/10/02                 20,000        19,991
     Societe Generale
       1.730%, 10/09/02                 20,000        19,993
--------------------------------------------------------------------------------
     TOTAL BANKS                                      59,984
================================================================================

     DRUGS [5.4%]
     Amgen
       1.730%, 10/01/02                 15,000        15,000
     Pfizer
       1.720%, 10/17/02                 20,000        19,985
--------------------------------------------------------------------------------
     TOTAL DRUGS                                      34,985
================================================================================

     ELECTROMEDICAL & ELECTROTHERAPEUTIC APPARATUS [3.1%]
     Medtronic
       1.680%, 10/21/02                 14,000        13,987
       1.710%, 10/22/02                  6,000         5,994
--------------------------------------------------------------------------------
     TOTAL ELECTROMEDICAL & ELECTROTHERAPEUTIC
     APPARATUS                                        19,981
================================================================================


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     FINANCIAL SERVICES [5.4%]
     Eagle Funding
       1.810%, 10/11/02                $15,000    $   14,992
     General Electric Capital
       1.765%, 10/31/02                 20,000        20,000
--------------------------------------------------------------------------------
     TOTAL FINANCIAL SERVICES                         34,992
================================================================================

     INSURANCE [3.1%]
     Metlife Funding
       1.700%, 12/05/02                 20,000        19,939
================================================================================

     INVESTMENT ADVICE [8.9%]
     K2
       1.770%, 10/07/02                  3,000         2,999
       1.760%, 11/22/02                 17,000        16,957
     Sigma Finance
       1.770%, 10/01/02                 10,000        10,000
       1.780%, 10/08/02                  8,000         7,997
     Trident Capital Finance
       1.750%, 10/17/02                 10,000         9,992
       1.760%, 11/07/02                 10,000         9,982
--------------------------------------------------------------------------------
     TOTAL INVESTMENT ADVICE                          57,927
================================================================================

     MACHINERY [1.3%]
     Caterpillar
       1.730%, 11/13/02                  8,600         8,582
================================================================================

     MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS [6.2%]
     Nestle Capital
       1.680%, 10/18/02                 10,000         9,992
       1.710%, 10/22/02                 10,000         9,990
     Prudential Funding
       1.734%, 10/10/02                 20,000        20,000
--------------------------------------------------------------------------------
     TOTAL MISCELLANEOUS BUSINESS CREDIT
       INSTITUTIONS                                   39,982
================================================================================

     PERSONAL CREDIT INSTITUTIONS [3.1%]
     American Honda Finance
       1.760%, 10/04/02                  5,000         4,999
       1.710%, 10/23/02                 15,000        14,985
--------------------------------------------------------------------------------
     TOTAL PERSONAL CREDIT INSTITUTIONS               19,984
================================================================================

                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           CNI CHARTER FUNDS | PAGE 39
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND (CONTINUED)

DESCRIPTION            FACE AMOUNT (000)         VALUE (000)
--------------------------------------------------------------------------------
     PETROLEUM & FUEL PRODUCTS [1.5%]
     Arco British
       1.750%, 10/16/02                $10,000    $    9,993
================================================================================

     RETAIL [2.6%]
     Wal-Mart Stores
       1.700%, 10/01/02                  7,000         7,000
       1.730%, 10/29/02                 10,000         9,986
--------------------------------------------------------------------------------
     TOTAL RETAIL                                     16,986
================================================================================

     SECURITY BROKERS & DEALERS [3.1%]
     UBS Americas
       1.730%, 10/28/02                 20,000        19,974
================================================================================

     SPECIAL PURPOSE ENTITY [18.5%]
     Barton Capital
       1.750%, 10/09/02                 15,000        14,994
       1.760%, 10/25/02                  5,000         4,994
     Edison Asset Securitization
       1.740%, 11/12/02                 21,000        20,957
     Giro Multi Funding
       1.790%, 10/03/02                  8,847         8,846
       1.760%, 10/23/02                 10,000         9,989
     Market Street Funding
       1.750%, 10/03/02                 13,000        12,999
       1.770%, 10/10/02                  7,000         6,997
     Windmill Funding
       1.750%, 10/04/02                 10,000         9,999
       1.780%, 10/30/02                 10,000         9,986
     World Omni Vehicle
       1.780%, 10/02/02                 13,000        12,999
       1.810%, 10/29/02                  7,000         6,990
--------------------------------------------------------------------------------
     TOTAL SPECIAL PURPOSE ENTITY                    119,750
================================================================================

         TOTAL COMMERCIAL PAPER
           (Cost $467,058)                           467,058
         =======================================================================

CORPORATE OBLIGATIONS [3.0%]
     FINANCIAL SERVICES [0.6%]
     Citifinancial
       5.900%, 09/02/03                  3,340         3,463
================================================================================

     INSURANCE [1.1%]
     AIG Sunamerica (A)
       7.400%, 05/05/03                  7,000         7,231
================================================================================


DESCRIPTION            FACE AMOUNT (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------
     PERSONAL CREDIT INSTITUTIONS [1.3%]
     American General, Ser F, MTN
       7.700%, 06/26/03                $ 8,230    $    8,576
================================================================================

         TOTAL CORPORATE OBLIGATIONS
           (Cost $19,270)                             19,270
         =======================================================================

CASH EQUIVALENT [2.4%]
     Fidelity Institutional Domestic
       Money Market
       Portfolio, Cl I              15,711,997        15,712
--------------------------------------------------------------------------------
         TOTAL CASH EQUIVALENT
           (Cost $15,712)                             15,712
         =======================================================================

REPURCHASE AGREEMENT [10.2%]
     Salomon Smith Barney
       1.900%, dated 09/30/02,
       matures 10/01/02, repurchase
       price $66,003,483 (collateralized
       by U.S. Government Obligation,
       with a par value of $65,819,000,
       5.000%, 07/30/09, with total
       market value $67,320,331)       $66,000        66,000
--------------------------------------------------------------------------------
         TOTAL REPURCHASE AGREEMENT
           (Cost $66,000)                             66,000
================================================================================

         TOTAL INVESTMENTS [100.8%]
           (Cost $653,840)                           653,840
================================================================================

OTHER ASSETS AND LIABILITIES [-0.8%]:
     Investment Advisory Fees Payable                   (135)
     Administrative Fees Payable                         (51)
     Shareholder Servicing Fees Payable                 (226)
     Other Assets and Liabilities                     (4,663)
--------------------------------------------------------------------------------
         OTHER ASSETS AND LIABILITIES, NET            (5,075)
         =======================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 40
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND (CONCLUDED)

DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 290,937,456 outstanding
         shares of beneficial interest                 $290,882
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 229,097,662 outstanding
         shares of beneficial interest                  229,077
     Fund Shares - Class S
         (unlimited authorization - $0.01 par
         value) based on 129,280,679 outstanding
         shares of beneficial interest                  129,273
     Undistributed net investment income                     17
     Accumulated net realized loss on investments          (484)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                         $648,765
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class              $1.00
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                          $1.00
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class S                          $1.00
================================================================================

(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
CL - CLASS
FHLB - FEDERAL HOME LOAN BANK
FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
MTN - MEDIUM TERM NOTE
SER - SERIES


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 41
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS [42.9%]
     FHLB
       1.750%, 12/13/02                $10,000   $     9,965
       1.730%, 12/20/02                 90,000        89,654
       1.840%, 12/26/02                 25,000        24,892
     FHLB, Ser 2J03
       1.915%, 09/12/03                 20,000        20,000
     FHLB, Ser 4Q03
       2.100%, 09/26/03                 30,000        30,000
     FHLB, Ser 5W03
       2.010%, 10/10/03                 10,000        10,000
     FHLB, Ser 7F03
       1.925%, 10/27/03                 40,000        39,990
     FHLB, Ser 7K03
       1.800%, 10/30/03                 25,000        25,000
     FHLB, Ser YJ03
       2.200%, 08/19/03                 55,000        55,000
     FHLMC
       1.700%, 10/15/02                150,000       149,901
       1.900%, 12/26/02                 73,000        72,669
       1.790%, 04/16/03                 60,000        59,412
       2.370%, 04/24/03                 62,500        61,869
     FHLMC, MTN
       2.375%, 07/09/03                 32,000        32,000
     FHLMC, Ser 1, MTN
       2.000%, 09/09/03                 26,000        26,000
     FNMA
       1.875%, 12/11/02                 35,000        34,871
       1.705%, 01/15/03                 15,731        15,652
       1.700%, 01/22/03                 82,000        81,562
       5.000%, 02/14/03                 20,000        20,232
       1.550%, 09/19/03                  5,000         4,924
     FNMA (A)
       1.694%, 10/29/02                 85,000        84,996
     FNMA, MTN (A)
       1.700%, 10/05/02                 90,000        89,995
--------------------------------------------------------------------------------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
           (Cost $1,038,584)                       1,038,584
================================================================================

REPURCHASE AGREEMENTS [60.1%]
     ABN-Amro
       1.930%, dated 09/30/02, matures
       10/01/02, repurchase price
       $251,413,478 (collateralized by
       various U.S. Government
       Obligations, ranging in par
       value $37,692,000-$196,075,000,
       4.875%-6.000%, 05/15/07- 05/15/11;
       with total market
       value $256,432,317) (B)         251,400       251,400


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Credit Suisse First Boston
       1.950%, dated 09/30/02,
       matures 10/01/02, repurchase
       price $108,105,855 (collateralized
       by various U.S. Government
       Obligations, ranging in par
       value $13,825,000-$55,000,000,
       0.000%-5.875%, 08/14/03-
       11/20/09; with total market
       value $110,267,119) (B)        $108,100   $   108,100
     Goldman Sachs Group
       1.950%, dated 09/30/02,
       matures 10/01/02, repurchase
       price $180,709,788 (collateralized
       by various U.S. Government
       Obligations, ranging in par
       value $6,092,842-$52,938,470,
       5.000%-8.500%, 09/01/07-
       09/01/32; with total market
       value $184,314,000) (B)         180,700       180,700
     Paribas
       1.950%, dated 09/30/02,
       matures 10/01/02, repurchase
       price $500,027,083 (collateralized
       by various U.S. Government
       Obligations, ranging in par
       value $74,621,000-254,030,000,
       3.750%-6.625%, 04/15/04-
       11/15/10; with total market
       value $510,001,007) (B)         500,000       500,000
     UBS Warburg
       1.950%, dated 09/30/02,
       matures 10/01/02, repurchase
       price $413,722,409 (collateralized
       by various U.S. Government
       Obligations, ranging in par
       value $2,295,000-$50,000,000,
       0.000%-7.230%, 12/06/02-
       08/05/22; with total market
       value $421,976,068) (B)         413,700       413,700
--------------------------------------------------------------------------------

         TOTAL REPURCHASE AGREEMENTS
           (Cost $1,453,900)                       1,453,900
         =======================================================================

         TOTAL INVESTMENTS [103.0%]
           (Cost $2,492,484)                       2,492,484
         =======================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 42
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND (CONCLUDED)

DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES [-3.0%]:
     Investment Advisory Fees Payable             $     (513)
     Administrative Fees Payable                        (192)
     Shareholder Servicing Fees Payable               (1,006)
     Other Assets and Liabilities                    (70,250)
--------------------------------------------------------------------------------

         OTHER ASSETS AND LIABILITIES, NET           (71,961)
         =======================================================================

NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 51,986,490 outstanding
         shares of beneficial interest                51,986
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 2,149,176,302 outstanding
         shares of beneficial interest             2,149,176
     Fund Shares - Class S
         (unlimited authorization - $0.01 par
         value) based on 219,390,138 outstanding
         shares of beneficial interest               219,390
     Undistributed net investment income                  36
     Accumulated net realized loss on investments        (65)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                    $2,420,523
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class           $1.00
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                       $1.00
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class S                       $1.00
================================================================================

(A) FLOATING INSTRUMENT - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2002. THE DATE SHOWN IS THE EARLIER OF RESET DATE OR DEMAND DATE.
(B) TRI-PARTY REPURCHASE AGREEMENT
FHLB - FEDERAL HOME LOAN BANK
FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN - MEDIUM TERM NOTE
SER - SERIES


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 43
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS [106.4%]
     CALIFORNIA [102.4%]
     ABAG, Finance Authority for
       Non-Profit Corporations,
       Jackson Labs, RB (A)(B)(C)
       1.600%, 07/01/32                $ 5,000    $    5,000
     ABAG, Finance Authority for
       Non-Profit Corporations,
       Public Policy Institute,
       Ser A, RB (A)(B)(C)
       1.650%, 11/01/31                  3,065         3,065
     ABAG, Finance Authority for
       Non-Profit Corporations,
       School of the Sacred Heart,
       Ser B, RB (A)(B)(C)
       1.750%, 06/01/30                  8,700         8,700
     ABAG, Finance Authority for
       Non-Profit Corporations,
       Ser C, COP (A)(B)(C)
       1.900%, 10/01/27                  1,400         1,400
     Alameda-Contra Costa,
       School Finance Authority,
       Capital Improvement
       Financing Project,
       Ser F, COP (A)(B)(C)
       1.650%, 08/01/23                  1,600         1,600
     Alhambra, Industrial
       Development Authority,
       Sunclipse Project, RB (A)(B)(C)
       1.200%, 05/01/07                  1,200         1,200
     Anaheim, Multi-Family
       Housing Authority,
       Heritage Village Apartments
       Project, Ser A, RB (A)(B)(C)
       1.700%, 11/01/22                  4,870         4,870
     Anaheim, Public Finance
       Authority, San Juan Electric
       Utilities, 2nd Ser, RB, FGIC
       Pre-Refunded @ 102 (D)
       5.750%, 04/01/03                  1,000         1,039
     California State, Community
       Development Authority,
       Continuing Care University
       Project, COP (A)(B)(C)
       1.850%, 11/15/28                 15,700        15,700
     California State, Community
       Development Authority,
       Covenant Retirement
       Communities Project,
       COP (A)(B)(C)
       1.550%, 12/01/22                  7,700         7,700

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     California State, Community
       Development Authority,
       Motion Picture & Television
       Project, Ser A, RB (A)(B)(C)
       1.630%, 03/01/31                $ 7,500    $    7,500
     California State, Community
       Development Authority,
       North California Retired
       Officers, COP (A)(B)(C)
       1.900%, 06/01/26                  8,045         8,045
     California State, Economic
       Development Financing
       Authority, KQED Project,
       RB (A)(B)(C)
       1.450%, 04/01/20                  1,600         1,600
     California State, Economic
       Development Financing
       Authority, Volk Enterprises
       Project, RB (A)(B)(C)
       1.600%, 06/01/21                    900           900
     California State, Educational
       Facilities Authority,
       Chapman University Project,
       RB (A)(B)(C)
       1.600%, 12/01/30                  1,000         1,000
     California State, Educational
       Facilities Authority, Institute
       of Technology, RB (A)(B)
       1.520%, 01/01/24                  5,000         5,000
     California State, Educational
       Facilities Authority,
       Life Chiropractic College
       Project, RB (A)(B)(C)
       1.560%, 01/01/25                  6,500         6,500
     California State, Educational
       Facilities Authority,
       Point Loma Nazarene
       University Project,
       RB (A)(B)(C)
       1.850%, 10/01/29                  2,150         2,150
     California State, Educational
       Facilities Authority,
       Stanford University Project,
       Ser L-9, RB (A)(B)
       1.550%, 10/01/22                 14,490        14,490
     California State, Health Facilities
       Finance Authority, Adventist
       Hospital Project, Ser B,
       RB, MBIA (A)(B)
       1.900%, 09/01/28                  9,200         9,200


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 44
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     California State, Health Facilities
       Finance Authority, Adventist
       Hospital Project,
       Ser C, RB, MBIA (A)(B)
       1.900%, 09/01/15                $ 1,000    $    1,000
     California State, Health Facilities
       Finance Authority,
       Catholic Healthcare Project,
       Ser A, RB, MBIA (A)(B)
       1.600%, 07/01/09                 10,100        10,100
     California State, Health Facilities
       Finance Authority,
       Catholic Healthcare Project,
       Ser C, RB, MBIA (A)(B)
       1.600%, 07/01/20                  7,000         7,000
     California State, Health Facilities
       Finance Authority,
       Scripps Health Project,
       Ser A, RB (A)(B)(C)
       1.500%, 10/01/23                 17,800        17,800
     California State, School Cash
       Reserve Program Authority,
       Ser A, RB
       3.000%, 07/03/03                  9,500         9,594
     California State, School Facilities
       Financing Authority,
       Capital Improvement Financing
       Project, Ser A, COP (A)(B)(C)
       1.600%, 07/01/22                  2,355         2,355
     California State, School Facilities
       Financing Authority,
       Capital Improvement Financing
       Project, Ser B, COP (A)(B)(C)
       1.600%, 07/01/24                    290           290
     California Statewide,
       Communities Development
       Authority, Center for Early
       Education Project,
       RB (A)(B)(C)
       1.800%, 09/01/31                  1,000         1,000
     California Statewide,
       Communities Development
       Authority, Concordia
       University Irvine Project,
       Ser A, RB (A)(B)(C)
       1.900%, 10/01/31                  7,200         7,200
     California Statewide,
       Communities Development
       Authority, Ser A, RB
       3.000%, 06/30/03                  7,500         7,571


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Carlsbad, Unified School
       District Authority, School
       Facilities Bridge Funding
       Project, COP, FSA (A)(B)
       1.650%, 09/01/30                $ 2,900     $   2,900
       1.650%, 09/01/32                  7,000         7,000
     Corona, Ser B, COP
       Pre-Refunded @ 102 (D)
       10.000%, 11/01/02                   665           683
     Desert Sands, Unified School
       District Authority, BAN
       3.000%, 07/01/03                  6,500         6,563
     Desert Sands, Unified School
       District Authority, TRAN
       2.250%, 07/01/03                 10,000        10,043
     Escondido, Community
       Development Authority,
       Heritage Park Apartments
       Project, Ser A, RB (A)(B)(C)
       1.600%, 12/01/22                  4,650         4,650
     Fairfield, TRAN
       3.000%, 06/30/03                  2,000         2,019
     Fremont, Building & Equipment
       Financing Project,
       COP (A)(B)(C)
       1.600%, 07/01/15                  4,750         4,750
     Fremont, Capital Improvement
       Financing Project,
       COP (A)(B)(C)
       1.550%, 08/01/30                  6,000         6,000
     Fremont, Family Center Finance
       Project, COP (A)(B)(C)
       1.550%, 08/01/28                  5,155         5,155
     Fremont, Multi-Family Housing
       Authority, Mission Wells L.P.,
       RB (A)(B)(C)
       1.650%, 09/01/14                  5,965         5,965
     Fresno, Multi-Family Housing
       Authority, Stonepine
       Apartment Project,
       Ser A, RB (A)(B)(E)
       1.560%, 02/15/31                  5,095         5,095
     Golden Empire, School
       Financing Authority,
       Kern High School District
       Project, RB (A)(B)(C)
       1.600%, 08/01/31                  1,000         1,000
     Hillsborough, Water & Sewer
       Systems Project,
       Ser A, COP (A)(B)
       1.600%, 06/01/30                  4,900         4,900


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 45
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Hillsborough, Water & Sewer
       Systems Project, Ser B,
       COP (A)(B)
       1.600%, 06/01/30                $ 5,400    $    5,400
     Huntington Park, Public
       Financing Authority, Parking
       Project, Ser A, RB (A)(B)(C)
       1.850%, 09/01/19                  3,865         3,865
     Kings County, Multi-Family
       Housing Authority, Edgewater
       Isle Apartments Project,
       Ser A, RB (A)(B)(E)
       1.590%, 02/15/31                  4,010         4,010
     Lancaster, Multi-Family Housing
       Authority, The Willows Project,
       Ser A, RB (A)(B)(F)
       1.550%, 02/01/05                  6,000         6,000
     Long Beach, TRAN
       2.750%, 10/15/02                 12,000        12,003
     Los Angeles County,
       Community Development
       Authority, Willowbrook Project,
       COP (A)(B)(C)
       1.630%, 11/01/15                  1,000         1,000
     Los Angeles County, Industrial
       Development Authority,
       Hon Industries Project,
       RB (A)(B)(C)
       1.630%, 10/01/04                  4,400         4,400
     Los Angeles County, Multi-Family
       Housing Authority,
       Sand Canyon Ranch Project,
       Ser F, RB (A)(B)(C)
       1.550%, 11/01/06                  8,900         8,900
     Los Angeles County,
       Samuel A Fryer Yavney,
       Ser A, COP (A)(B)
       1.450%, 08/01/21                  7,000         7,000
     Los Angeles County,
       Ser A, TRAN
       3.000%, 06/30/03                 11,500        11,615
     Los Angeles County,
       Unified School District
       Authority, Ser A, TRAN
       2.500%, 07/01/03                  5,000         5,031
     Los Angeles County,
       Unified School District
       Authority, Ser C, TRAN
       3.250%, 07/01/03                  5,000         5,058


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Los Angeles, Community
       Redevelopment Authority,
       CMC Medical Plaza Partner
       Project, COP (A)(B)(C)
       1.600%, 12/01/05                $ 1,100     $   1,100
     Los Angeles, Corporate Lease
       Authority, RB, MBIA (A)(B)
       1.650%, 12/01/09                 20,720        20,720
     Los Angeles, Multi-Family
       Housing Authority,
       Canyon Creek Apartments
       Project, RB (A)(B)
       1.730%, 12/01/10                  8,800         8,800
     Los Angeles, Unified School
       District Authority,
       Ser B, TRAN
       3.000%, 07/01/03                  7,000         7,068
     Los Angeles, Wastewater
       System Authority,
       Ser C, RB, FGIC (A)(B)
       1.880%, 12/01/31                  4,000         4,000
     Lynwood, Unified School
       District Authority,
       Bridge Finance Project,
       Ser A, COP (A)(B)(C)
       1.650%, 08/01/34                  9,000         9,000
     M-S-R Public Power Agency,
       San Juan Project,
       Ser D, RB, MBIA (A)(B)
       1.600%, 07/01/18                  7,000         7,000
     Moreno Valley, Unified School
       District Authority, TRAN
       3.000%, 07/24/03                  7,000         7,087
     Oakland, Capital Equipment
       Project, COP (A)(B)(C)
       1.600%, 12/01/15                  3,990         3,990
     Oakland, Joint Powers
       Financing Authority,
       Ser A-2, RB, FSA (A)(B)
       1.600%, 08/01/21                  7,200         7,200
     Oakland, Liquidity Facilities
       Authority, RB, ABAG (A)(B)(C)
       1.700%, 12/01/09                  1,460         1,460
     Oakland, TRAN
       3.000%, 07/29/03                  6,000         6,076
     Ontario, Multi-Family
       Housing Authority,
       Park Centre Partners,
       Ser A, RB (A)(B)(C)
       1.600%, 08/01/07                  2,450         2,450


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 46
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Orange County,
       Improvement Board
       District No. 88, RB (A)(B)(C)
       1.900%, 09/02/18                $ 2,209    $    2,209
     Orange County, Sanitation
       District, Ser A, COP (A)(B)
       1.850%, 08/01/29                  4,510         4,510
     Pajaro Valley, School District
       Authority, Bridge Funding
       Project, COP, FSA (A)(B)
       1.650%, 09/01/14                  3,230         3,230
     Pasadena, Rose Bowl Improvements
       Project, COP (A)(B)(C)
       1.600%, 12/01/11                  3,400         3,400
     Pico Rivera, Redevelopment Agency,
       Crossroads Plaza Project,
       RB (A)(B)(C)
       1.550%, 12/01/10                  7,200         7,200
     Redwood City, City Hall Project,
       COP (A)(B)(C)
       1.650%, 07/01/21                  1,900         1,900
     Riverside County, Housing
       Authority, De Anza Villas
       Project, RB (A)(B)(C)
       1.600%, 12/01/16                  2,615         2,615
     Sacramento County, Sanitation
       District Finance Authority,
       Ser, 366, RB (A)(B)
       1.580%, 12/01/27                  2,000         2,000
     Salinas, Multi-Family Housing
       Authority, Brentwood Gardens
       Project, RB (A)(B)(E)
       1.550%, 05/15/27                  3,480         3,480
     San Bernardino County,
       County Center Refinancing
       Project, COP (A)(B)(C)
       1.600%, 07/01/15                 13,100        13,100
     San Bernardino County,
       Housing Authority, Alta Loma
       Heritage Project, Ser A,
       RB (A)(B)(C)
       1.550%, 02/01/23                  1,354         1,354
     San Bernardino County,
       Housing Authority,
       Indian Knoll Apartment
       Project, Ser A, RB (A)(B)(C)
       1.500%, 06/01/05                  3,580         3,580
     San Bernardino County,
       Housing Authority,
       Reche Canyon Apartment
       Project, Ser B, RB (A)(B)(F)
       1.500%, 06/01/05                  1,500         1,500


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     San Bernardino County,
       Multi-Family Housing
       Authority, Mountain View
       Project, RB (A)(B)(C)
       1.550%, 03/01/27                $ 1,171    $    1,171
       1.550%, 03/01/27                  1,039         1,039
     San Bernardino County,
       Multi-Family Housing
       Authority, Parkview Plaza
       Project, Western Land Properties,
       Ser A, RB (A)(B)(C)
       1.550%, 03/01/27                  5,220         5,220
     San Bernardino County,
       Multi-Family Housing
       Authority, Rialto Heritage
       Project, Ser A, RB (A)(B)(C)
       1.500%, 02/01/23                  4,330         4,330
     San Diego County, School
       District Authority,
       Ser A, TRAN
       3.000%, 06/30/03                  9,500         9,594
     San Diego, Multi-Family
       Housing Authority,
       University Town Center
       Apartments Project,
       RB (A)(B)(C)
       1.600%, 10/01/15                  1,400         1,400
     San Diego, Museum of Art
       Project, COP (A)(B)(C)
       1.750%, 09/01/30                  1,400         1,400
     San Francisco (City & County),
       Community Facilities
       District No. 4, RB (A)(B)(C)
       1.650%, 08/01/31                  8,560         8,560
     San Francisco (City & County),
       Housing Authority,
       Bayside Village Project, Ser D,
       Ser A, RB (A)(B)(C)
       1.420%, 12/01/05                 20,300        20,300
     San Francisco (City & County),
       Housing Authority,
       Bayside Village Project, Ser D,
       Ser B, RB (A)(B)(C)
       1.420%, 12/01/05                  1,000         1,000
     San Francisco,
       Bay Area Toll Authority,
       Ser C, RB, AMBAC (A)(B)
       1.550%, 04/01/25                 13,000        13,000
     San Marcos, Industrial
       Development Authority,
       Amistar Project, RB (A)(B)(C)
       1.280%, 12/01/05                  2,775         2,775


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 47
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONTINUED)

DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Santa Clara County,
       El Camino Hospital District
       Authority, Valley Medical
       Center Project,
       Ser B, RB (A)(B)(C)
       1.600%, 08/01/15                $ 1,055    $    1,055
     Santa Clara County,
       Financing Authority,
       VMC Facility Replacement
       Project, Ser B, RB (A)(B)
       1.600%, 11/15/25                 11,075        11,075
     Simi Valley, Industrial &
       Economic Development
       Authority, Wambold Furniture
       Project, RB (A)(B)(C)
       1.400%, 12/01/14                  1,840         1,840
     Southern California,
       Metropolitan Water District
       Authority, Water Works
       Authorization,
       Ser B, RB (A)(B)
       1.600%, 07/01/28                 10,000        10,000
     Southern California,
       Metropolitan Water District,
       Ser C, RB (A)(B)
       1.500%, 07/01/28                  9,750         9,750
     Stockton, Multi-Family
       Housing Authority,
       Mariners Pointe Project,
       Ser A, RB (A)(B)(C)
       1.550%, 09/01/18                  1,900         1,900
     Sunnyvale, Government Center
       Site Acquisition Project, Ser A,
       COP, AMBAC (A)(B)
       1.600%, 04/01/31                  4,800         4,800
     Three Valleys, Municipal Water
       District Authority, Miramar
       Water Treatment Project,
       COP (A)(B)(C)
       1.600%, 11/01/14                  3,000         3,000
     Upland, Community
       Redevelopment Authority,
       Sunset Ridge & Village
       Apartments Project,
       RB (A)(B)(C)
       1.550%, 12/01/29                  6,700         6,700
     Val Verde, Unified School District,
       Ser A, COP, FSA (A)(B)
       1.580%, 11/01/22                  4,000         4,000


DESCRIPTION                  FACE AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Vallejo City, Unified School
       District Authority, TRAN
       2.000%, 08/22/03                $15,000    $   15,087
     Vallejo, Multi-Family Housing
       Authority, Highlands
       Apartments Project,
       Ser A, RB (A)(B)(C)
       1.550%, 06/01/07                  2,545         2,545
     Ventura County, Community
       College Authority,
       Ser A, GO, MBIA
       3.000%, 08/01/03                  5,800         5,879
     Westminster, Civic Center
       Refinancing Program,
       Ser A, COP, AMBAC (A)(B)
       1.650%, 06/01/22                  3,700         3,700
     Westminster, Redevelopment
       Agency, Commercial
       Redevelopment Project,
       TA, AMBAC (A)(B)
       1.650%, 08/01/27                 13,325        13,325
     Yolo County, Multi-Family
       Housing Authority,
       Primero Grove Project,
       Ser A, RB (A)(B)(C)
       1.600%, 11/01/27                 10,735        10,735
--------------------------------------------------------------------------------
     TOTAL CALIFORNIA                                622,783
================================================================================

     MULTI-STATE [1.0%]
     Gaf, Tax Exempt Bond Grantor
       Trust, RB (A)(B)(C)
       1.900%, 10/01/12                  5,885         5,885
================================================================================

     PUERTO RICO [3.0%]
     Puerto Rico, Highway &
       Transportation Authority,
       RB, MBIA (A)(B)
       1.610%, 01/01/08                  3,000         3,000
     Puerto Rico, TRAN
       2.500%, 07/30/03                 15,000        15,125
--------------------------------------------------------------------------------
     TOTAL PUERTO RICO                                18,125
================================================================================

         TOTAL MUNICIPAL BONDS
           (Cost $646,793)                           646,793
         =======================================================================

         TOTAL INVESTMENTS [106.4%]
           (Cost $646,793)                           646,793
         =======================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 48
statement of net assets
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT MONEY MARKET FUND (CONCLUDED)

DESCRIPTION                                      VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES [-6.4%]:
     Investment Advisory Fees Payable                  $ (96)
     Administrative Fees Payable                         (51)
     Shareholder Servicing Fees Payable                 (254)
     Other Assets and Liabilities                    (38,574)
--------------------------------------------------------------------------------
         OTHER ASSETS AND LIABILITIES, NET           (38,975)
         =======================================================================

NET ASSETS:
     Fund Shares - Institutional Class
         (unlimited authorization - $0.01 par
         value) based on 58,925,366 outstanding
         shares of beneficial interest                58,925
     Fund Shares - Class A
         (unlimited authorization - $0.01 par
         value) based on 519,285,302 outstanding
         shares of beneficial interest               519,285
     Fund Shares - Class S
         (unlimited authorization - $0.01 par
         value) based on 29,626,046 outstanding
         shares of beneficial interest                29,627
     Accumulated net realized loss on investments        (19)
--------------------------------------------------------------------------------
     TOTAL NET ASSETS [100.0%]                      $607,818
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Institutional Class           $1.00
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class A                       $1.00
================================================================================

     Net Asset Value, Offering and Redemption
       Price Per Share - Class S                       $1.00
================================================================================


(A) FLOATING RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON SEPTEMBER 30, 2002.
(B) PUT AND DEMAND FEATURE - THE DATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE FINAL MATURITY, NOT THE NEXT RESET OR PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT FROM A MAJOR BANK OR FINANCIAL INSTITUTION.
(D) PRE-REFUNDED SECURITY - THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.
(E) SECURITIES ARE COLLATERALIZED UNDER AN AGREEMENT FROM FHLMC/FNMA.
(F) SECURITY DERIVES FROM A GUARANTEED AGREEMENT.
ABAG - ASSOCIATION OF BAY AREA GOVERNMENTS
AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
BAN - BOND ANTICIPATION NOTE
COP - CERTIFICATE OF PARTICIPATION
FGIC - FINANCIAL GUARANTY INSURANCE COMPANY
FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA - FINANCIAL SECURITY ASSISTANCE
GO - GENERAL OBLIGATION
MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
RB - REVENUE BOND
SER - SERIES
TA - TAX ALLOCATION
TRAN - TAX & REVENUE ANTICIPATION NOTE


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                           CNI CHARTER FUNDS | PAGE 49

statements of operations
FOR THE YEAR ENDED SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------------



                                                       Large Cap Value   Large Cap Growth     RCB Small Cap       Technology
                                                         Equity Fund        Equity Fund        Value Fund         Growth Fund
                                                            (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend                                                $   577           $   179             $   91              $   5
   Interest                                                     --                --                 11                 --
------------------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                                  577               179                102                  5
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                    188               116                110                 13
   Administrative Fees                                          37                22                 15                  2
   Shareholder Servicing Fees--Institutional Class              74                42                  4                  3
   Shareholder Servicing Fees--Class A(1)                        4                 4                  1                  3
   Shareholder Servicing Fees--Class S(1)                       --                --                 --                 --
   Shareholder Servicing Fees--Class R(1)                       --                --                 56                 --
   Custodian Fees                                                4                 2                  2                  1
   Professional Fees                                             4                 3                  2                  1
   Transfer Agent Fees                                           3                 2                  1                 --
   Printing Fees                                                 2                 2                  2                 --
   Trustee Fees                                                  1                --                 --                 --
   Registration and Filing Fees                                  2                 3                 --                 --
   Insurance and Other Fees                                      2                 1                  1                 --
   Organizational Fees                                          --                --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                           321               197                194                 23
------------------------------------------------------------------------------------------------------------------------------------
   Less, Waiver of:
   Investment Advisory Fees                                    (14)               (7)                (4)                (3)
   Administrative Fees                                          --                --                 --                 --
   Shareholder Servicing Fees--Class A                          --                --                 --                 --
   Shareholder Servicing Fees--Class S                          --                --                 --                 --
   Transfer Agent Fees                                          (2)               (1)                (1)                --
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                305               189                189                 20
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                   272               (10)               (87)               (15)
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) From Security Transactions         (62)           (1,722)               (35)              (645)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                        (5,943)           (1,567)            (2,396)                72
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                            $(5,733)          $(3,299)           $(2,518)             $(588)
====================================================================================================================================


(1) INCLUDES CLASS SPECIFIC DISTRIBUTION EXPENSES.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 50


                                                                                              California
                                                          Corporate        Government         Tax Exempt        High Yield
                                                          Bond Fund         Bond Fund          Bond Fund         Bond Fund
                                                            (000)             (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend                                                $   15              $  8             $   3             $    8
   Interest                                                 2,105               607               605              1,689
------------------------------------------------------------------------------------------------------------------------------------
      Total Investment Income                               2,120               615               608              1,697
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                   147                55                43                122
   Administrative Fees                                         44                16                19                 19
   Shareholder Servicing Fees--Institutional Class             91                32                39                 25
   Shareholder Servicing Fees--Class A(1)                      --                --                --                 35
   Shareholder Servicing Fees--Class S(1)                      --                --                --                 --
   Shareholder Servicing Fees--Class R(1)                      --                --                --                 --
   Custodian Fees                                               4                 1                 2                  2
   Professional Fees                                            5                 1                 2                  2
   Transfer Agent Fees                                          3                 1                 2                  2
   Printing Fees                                                3                 1                 1                  1
   Trustee Fees                                                --                --                --                 --
   Registration and Filing Fees                                 3                 2                 1                  1
   Insurance and Other Fees                                     2                 1                 1                  1
   Organizational Fees                                         --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                                          302               110               110                210
------------------------------------------------------------------------------------------------------------------------------------
   Less, Waiver of:
   Investment Advisory Fees                                   (25)              (20)              (30)               (27)
   Administrative Fees                                         --                --                --                 --
   Shareholder Servicing Fees--Class A                         --                --                --                 --
   Shareholder Servicing Fees--Class S                         --                --                --                 --
   Transfer Agent Fees                                         (2)               --                (1)                (1)
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                               275                90                79                182
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                1,845               525               529              1,515
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) From Security Transactions       (235)              158               294               (964)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                          648               291               329               (154)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                            $2,258              $974            $1,152             $  397
====================================================================================================================================

                                                                                                California
                                                              Prime          Government         Tax Exempt
                                                              Money             Money              Money
                                                           Market Fund       Market Fund        Market Fund
                                                              (000)             (000)              (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend                                                  $   625            $    --           $    --
   Interest                                                   12,857             51,973            10,157
------------------------------------------------------------------------------------------------------------
      Total Investment Income                                 13,482             51,973            10,157
------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                    1,688              6,664             1,794
   Administrative Fees                                           823              2,490               830
   Shareholder Servicing Fees--Institutional Class               734                169               147
   Shareholder Servicing Fees--Class A(1)                      1,935             17,348             4,351
   Shareholder Servicing Fees--Class S(1)                        925              1,366               193
   Shareholder Servicing Fees--Class R(1)                         --                 --                --
   Custodian Fees                                                 65                279                67
   Professional Fees                                              76                336                81
   Transfer Agent Fees                                            65                247                64
   Printing Fees                                                  43                188                45
   Trustee Fees                                                   10                 43                10
   Registration and Filing Fees                                   13                120                38
   Insurance and Other Fees                                       39                165                40
   Organizational Fees                                            25                 --                --
------------------------------------------------------------------------------------------------------------
      Total Expenses                                           6,441             29,415             7,660
------------------------------------------------------------------------------------------------------------
   Less, Waiver of:
   Investment Advisory Fees                                     (244)              (530)             (900)
   Administrative Fees                                            --               (121)              (38)
   Shareholder Servicing Fees--Class A                          (721)            (6,477)           (1,566)
   Shareholder Servicing Fees--Class S                           (98)              (146)              (18)
   Transfer Agent Fees                                           (42)              (140)              (39)
------------------------------------------------------------------------------------------------------------
   Net Expenses                                                5,336             22,001             5,099
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                   8,146             29,972             5,058
------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) From Security Transactions           435                (65)               --
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                              --                 --                --
------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                              $ 8,581            $29,907           $ 5,058
============================================================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 51
statements of changes in net assets
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30, 2002 AND 2001 AND THE YEAR ENDED JUNE 30, 2001
-------------------------------------------------------------------------------

                                                               Large Cap Value                           Large Cap Growth
                                                               Equity Fund (000)                        Equity Fund (000)
------------------------------------------------------------------------------------------      -------------------------------

                                                             2002                2001                2002               2001
------------------------------------------------------------------------------------------      -------------------------------
OPERATIONS:
   Net Investment Income (Loss)                           $   272             $   219             $   (10)           $   (43)
   Net Realized Gain (Loss) from
      Security Transactions                                   (62)                481              (1,722)            (3,036)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                        (5,943)             (5,894)             (1,567)            (4,022)
------------------------------------------------------------------------------------------      -------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                         (5,733)             (5,194)             (3,299)            (7,101)
------------------------------------------------------------------------------------------      -------------------------------
DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                       (266)               (216)                 --                 --
   CLASS A                                                     (6)                 (3)                 --                 --
   CLASS R                                                     --                  --                  --                 --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                       (469)             (2,481)                 --                 --
   CLASS A                                                    (11)                (62)                 --                 --
   CLASS R                                                     --                  --                  --                 --
------------------------------------------------------------------------------------------      -------------------------------
      Total Distributions                                    (752)             (2,762)                 --                 --
------------------------------------------------------------------------------------------      -------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                            7,801               9,271               6,430              6,529
   Shares Issued in Lieu of Cash Distributions                197                 487                  --                 --
   Shares Redeemed                                         (5,682)             (4,033)             (4,685)            (5,793)
------------------------------------------------------------------------------------------      -------------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions              2,316               5,725               1,745                736
------------------------------------------------------------------------------------------      -------------------------------
   CLASS A:
   Shares Issued                                              388                 756                 443                650
   Shares Issued in Lieu of Cash Distributions                 14                  51                  --                 --
   Shares Redeemed                                           (136)               (655)                (82)              (330)
------------------------------------------------------------------------------------------      -------------------------------
      Increase (Decrease) in Net Assets from
          Class A Share Transactions                          266                 152                 361                320
------------------------------------------------------------------------------------------      -------------------------------
   CLASS R:
   Shares Issued                                               --                  --                  --                 --
   Shares Issued in Lieu of Cash Distributions                 --                  --                  --                 --
   Shares Redeemed                                             --                  --                  --                 --
------------------------------------------------------------------------------------------      -------------------------------
      Increase in Net Assets from
          Class R Share Transactions                           --                  --                 --                  --
------------------------------------------------------------------------------------------      -------------------------------
Net Increase in Net Assets from
  Share Transactions                                        2,582               5,877               2,106              1,056
------------------------------------------------------------------------------------------      -------------------------------
Total Increase (Decrease) in Net Assets                    (3,903)             (2,079)             (1,193)            (6,045)
------------------------------------------------------------------------------------------      -------------------------------
NET ASSETS:
   Beginning of period                                     27,997              30,076              16,186             22,231
------------------------------------------------------------------------------------------      -------------------------------
   End of period                                          $24,094             $27,997             $14,993            $16,186
==========================================================================================      ===============================

(1) SEE NOTE 8 FOR SHARES ISSUED AND REDEEMED.
(2) REFLECTS OPERATING HISTORY OF A PRECECESSOR MUTUAL FUND (SEE NOTE 1).
(3) COMMENCED OPERATIONS ON OCTOBER 3, 2000.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 52

                                                                             RCB Small Cap
                                                                            Value Fund (000)
--------------------------------------------------------- -----------------------------------------------------
                                                                           3 Months Ended        Year Ended
                                                             2002         Sept. 30, 2001(2)   June 30, 2001(2)
--------------------------------------------------------- -----------------------------------------------------
OPERATIONS:
   Net Investment Income (Loss)                            $   (87)          $  (11)            $  (42)
   Net Realized Gain (Loss) from
      Security Transactions                                    (35)             (12)                19
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                         (2,396)            (879)             1,577
--------------------------------------------------------- -----------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                          (2,518)            (902)             1,554
--------------------------------------------------------- -----------------------------------------------------
DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                          --               --                 --
   CLASS A                                                      --               --                 --
   CLASS R                                                      --               --               (126)
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                          --               --                 --
   CLASS A                                                      --               --                 --
   CLASS R                                                      --               --               (164)
--------------------------------------------------------- -----------------------------------------------------
      Total Distributions                                       --               --               (290)
--------------------------------------------------------- -----------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                             2,990               --                 --
   Shares Issued in Lieu of Cash Distributions                  --               --                 --
   Shares Redeemed                                            (721)              --                 --
--------------------------------------------------------- -----------------------------------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions               2,269               --                 --
--------------------------------------------------------- -----------------------------------------------------
   CLASS A:
   Shares Issued                                               518               --                 --
   Shares Issued in Lieu of Cash Distributions                  --               --                 --
   Shares Redeemed                                              (7)              --                 --
--------------------------------------------------------- -----------------------------------------------------
      Increase (Decrease) in Net Assets from
          Class A Share Transactions                           511               --                 --
--------------------------------------------------------- -----------------------------------------------------
   CLASS R:
   Shares Issued                                             6,522              156              2,213
   Shares Issued in Lieu of Cash Distributions                  --               --                272
   Shares Redeemed                                          (2,554)              (1)               (73)
--------------------------------------------------------- -----------------------------------------------------
      Increase in Net Assets from
          Class R Share Transactions                         3,968              155              2,412
--------------------------------------------------------- -----------------------------------------------------
Net Increase in Net Assets from
  Share Transactions                                         6,748              155              2,412
--------------------------------------------------------- -----------------------------------------------------
Total Increase (Decrease) in Net Assets                      4,230             (747)             3,676
--------------------------------------------------------- -----------------------------------------------------
NET ASSETS:
   Beginning of period                                       8,122            8,869              5,193
--------------------------------------------------------- -----------------------------------------------------
   End of period                                           $12,352           $8,122             $8,869
========================================================= =====================================================



                                                                 Technology Growth                       Corporate Bond
                                                                    Fund (000)                             Fund (000)
--------------------------------------------------------  -------------------------------         ------------------------------

                                                            2002            2001(3)                     2002              2001
--------------------------------------------------------  -------------------------------         ------------------------------
OPERATIONS:
   Net Investment Income (Loss)                           $  (15)           $    (9)                 $ 1,845           $ 1,578
   Net Realized Gain (Loss) from
      Security Transactions                                 (645)              (431)                    (235)              406
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                           72             (1,390)                     648             1,213
--------------------------------------------------------  -------------------------------         ------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                          (588)            (1,830)                   2,258             3,197
--------------------------------------------------------  -------------------------------         ------------------------------
DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                        --                 (2)                  (1,835)           (1,571)
   CLASS A                                                    --                 --                      (10)               (7)
   CLASS R                                                    --                 --                       --                --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                        --                 --                     (509)              (43)
   CLASS A                                                    --                 --                       (1)               (1)
   CLASS R                                                    --                 --                       --                --
--------------------------------------------------------  -------------------------------         ------------------------------
      Total Distributions                                     --                 (2)                  (2,355)           (1,622)
--------------------------------------------------------  -------------------------------         ------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                              89              2,453                   14,207            12,611
   Shares Issued in Lieu of Cash Distributions                --                  1                      473               289
   Shares Redeemed                                           (95)              (122)                  (6,568)           (4,376)
--------------------------------------------------------  -------------------------------         ------------------------------
      Increase (Decrease) in Net Assets from
        Institutional Class Share Transactions                (6)             2,332                    8,112             8,524
--------------------------------------------------------  -------------------------------         ------------------------------
   CLASS A:
   Shares Issued                                             218                895                      436                56
   Shares Issued in Lieu of Cash Distributions                --                 --                        7                 3
   Shares Redeemed                                           (15)                (7)                      --              (400)
--------------------------------------------------------  -------------------------------         ------------------------------
      Increase (Decrease) in Net Assets from
          Class A Share Transactions                         203                888                      443              (341)
--------------------------------------------------------  -------------------------------         ------------------------------
   CLASS R:
   Shares Issued                                              --                 --                       --                --
   Shares Issued in Lieu of Cash Distributions                --                 --                       --                --
   Shares Redeemed                                            --                 --                       --                --
--------------------------------------------------------  -------------------------------         ------------------------------
      Increase in Net Assets from
          Class R Share Transactions                          --                 --                       --                --
--------------------------------------------------------  -------------------------------         ------------------------------
Net Increase in Net Assets from
  Share Transactions                                         197              3,220                    8,555             8,183
--------------------------------------------------------  -------------------------------         ------------------------------
Total Increase (Decrease) in Net Assets                     (391)             1,388                    8,458             9,758
--------------------------------------------------------  -------------------------------         ------------------------------
NET ASSETS:
   Beginning of period                                     1,388                 --                   32,893            23,135
--------------------------------------------------------  -------------------------------         ------------------------------
   End of period                                          $  997            $ 1,388                  $41,351           $32,893
========================================================  ===============================         ==============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 53
statements of changes in net assets
FOR THE YEARS ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------

                                                                  Government                           California Tax Exempt
                                                                Bond Fund (000)                          Bond Fund (000)
-------------------------------------------------------------------------------------------       ----------------------------------
                                                             2002                2001                  2002               2001
-------------------------------------------------------------------------------------------       ----------------------------------
OPERATIONS:
   Net Investment Income                                   $  525              $  574                $  529              $ 527
   Net Realized Gain (Loss) from
     Security Transactions                                    158                 127                   294                107
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                            291                 571                   329                254
-------------------------------------------------------------------------------------------       ----------------------------------
      Net Increase (Decrease) in Net Assets
           Resulting from Operations                          974               1,272                 1,152                888
-------------------------------------------------------------------------------------------       ----------------------------------
DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                       (522)               (573)                 (532)              (525)
   CLASS A                                                     (3)                 (1)                   --                 --
   CLASS S                                                     --                  --                    --                 --
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                       (137)                 --                  (134)               (19)
   CLASS A                                                     --                  --                    --                 --
   CLASS S                                                     --                  --                    --                 --
-------------------------------------------------------------------------------------------       ----------------------------------
      Total Distributions                                    (662)               (574)                 (666)              (544)
-------------------------------------------------------------------------------------------       ----------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                            5,516               3,640                 3,504              4,676
   Shares Issued in Lieu of Cash Distributions                129                  63                    75                 21
   Shares Redeemed                                         (4,094)             (2,985)               (3,443)            (1,153)
-------------------------------------------------------------------------------------------       ----------------------------------
      Increase (Decrease) in Net Assets from
          Institutional Class Share Transactions            1,551                 718                   136              3,544
-------------------------------------------------------------------------------------------       ----------------------------------
   CLASS A:
   Shares Issued                                              513                   3                    14                  6
   Shares Issued in Lieu of Cash Distributions                  2                  --                    --                 --
   Shares Redeemed                                             (3)                (49)                   (8)                (1)
-------------------------------------------------------------------------------------------       ----------------------------------
      Increase (Decrease) in Net Assets from
          Class A Share Transactions                          512                 (46)                    6                  5
-------------------------------------------------------------------------------------------       ----------------------------------
   CLASS S:
   Shares Issued                                               --                  --                    --                 --
   Shares Issued in Lieu of Cash Distributions                 --                  --                    --                 --
   Shares Redeemed                                             --                  --                    --                 --
-------------------------------------------------------------------------------------------       ----------------------------------
      Increase in Net Assets from
          Class S Share Transactions                           --                  --                    --                 --
-------------------------------------------------------------------------------------------       ----------------------------------
Net Increase (Decrease) in Net Assets from
  Share Transactions                                        2,063                 672                   142              3,549
-------------------------------------------------------------------------------------------       ----------------------------------
Total Increase (Decrease) in Net Assets                     2,375               1,370                   628              3,893
-------------------------------------------------------------------------------------------       ----------------------------------
NET ASSETS:
   Beginning of period                                     12,652              11,282                15,532             11,639
-------------------------------------------------------------------------------------------       ----------------------------------
   End of period                                          $15,027             $12,652               $16,160            $15,532
===========================================================================================       ==================================

(1) SEE NOTE 8 FOR SHARES ISSUED AND REDEEMED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 54

                                                                       High Yield                      Prime Money
                                                                     Bond Fund (000)                Market Fund (000)
---------------------------------------------------------    ------------------------------     --------------------------
                                                                   2002             2001            2002           2001
---------------------------------------------------------    ------------------------------     --------------------------
OPERATIONS:
   Net Investment Income                                        $ 1,515          $ 1,182        $ 8,146     $    26,908
   Net Realized Gain (Loss) from
  Security Transactions                                            (964)            (464)           435            (919)
   Net Change in Unrealized Appreciation
  (Depreciation) on Investments                                    (154)          (1,097)            --              --
---------------------------------------------------------    ------------------------------  -----------------------------
      Net Increase (Decrease) in Net Assets
           Resulting from Operations                                397             (379)         8,581          25,989
---------------------------------------------------------    ------------------------------  -----------------------------
DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                             (970)            (999)        (4,030)        (10,796)
   CLASS A                                                         (562)            (183)        (2,981)        (11,610)
   CLASS S                                                           --               --         (1,168)         (4,517)
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                               --               (5)            --              --
   CLASS A                                                           --               --             --              --
   CLASS S                                                           --               --             --              --
---------------------------------------------------------    ------------------------------  -----------------------------
      Total Distributions                                        (1,532)          (1,187)        (8,179)        (26,923)
---------------------------------------------------------    ------------------------------  -----------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                                  1,821            1,205      1,489,084       1,600,001
   Shares Issued in Lieu of Cash Distributions                      619              627            744           1,785
   Shares Redeemed                                               (1,190)          (1,145)    (1,503,930)     (1,498,439)
---------------------------------------------------------    ------------------------------  -----------------------------
      Increase (Decrease) in Net Assets from
          Institutional Class Share Transactions                  1,250              687        (14,102)        103,347
---------------------------------------------------------    ------------------------------  -----------------------------
   CLASS A:
   Shares Issued                                                  7,073            3,610        731,533       1,224,187
   Shares Issued in Lieu of Cash Distributions                      435               96            896           4,248
   Shares Redeemed                                               (1,489)            (464)      (747,116)     (1,235,887)
---------------------------------------------------------    ------------------------------  -----------------------------
      Increase (Decrease) in Net Assets from
          Class A Share Transactions                              6,019            3,242        (14,687)         (7,452)
---------------------------------------------------------    ------------------------------  -----------------------------
   CLASS S:
   Shares Issued                                                     --               --        368,121         372,925
   Shares Issued in Lieu of Cash Distributions                       --               --             --              --
   Shares Redeemed                                                   --               --       (365,288)       (318,767)
---------------------------------------------------------    ------------------------------  -----------------------------
      Increase in Net Assets from
          Class S Share Transactions                                 --               --          2,833          54,158
---------------------------------------------------------    ------------------------------  -----------------------------
Net Increase (Decrease) in Net Assets from
  Share Transactions                                              7,269            3,929        (25,956)        150,053
---------------------------------------------------------    ------------------------------  -----------------------------
Total Increase (Decrease) in Net Assets                           6,134            2,363        (25,554)        149,119
---------------------------------------------------------    ------------------------------  -----------------------------
NET ASSETS:
   Beginning of period                                           13,283           10,920        674,319         525,200
---------------------------------------------------------    ------------------------------  -----------------------------
   End of period                                                $19,417          $13,283       $648,765     $   674,319
=========================================================    ==============================  =============================


                                                                 Government Money                 California Tax Exempt
                                                                 Market Fund (000)               Money Market Fund (000)
----------------------------------------------------------   ----------------------------      ----------------------------
                                                                   2002            2001            2002               2001
----------------------------------------------------------   ----------------------------      ----------------------------
OPERATIONS:
   Net Investment Income                                       $  29,972     $  102,561         $ 5,058           $ 13,862
   Net Realized Gain (Loss) from
  Security Transactions                                              (65)            33              --                (19)
   Net Change in Unrealized Appreciation
  (Depreciation) on Investments                                       --             --              --                 --
----------------------------------------------------------   ----------------------------      ----------------------------
      Net Increase (Decrease) in Net Assets
           Resulting from Operations                              29,907        102,594           5,058             13,843
----------------------------------------------------------   ----------------------------      ----------------------------
DISTRIBUTIONS FROM:
   Net Investment Income:
   INSTITUTIONAL CLASS                                              (969)        (2,651)           (566)              (504)
   CLASS A                                                       (27,322)       (96,936)         (4,354)           (13,065)
   CLASS S                                                        (1,688)        (2,977)           (138)              (276)
   Realized Capital Gains:
   INSTITUTIONAL CLASS                                                --             --              --                 --
   CLASS A                                                            --             --              --                 --
   CLASS S                                                            --             --              --                 --
----------------------------------------------------------   ----------------------------      ----------------------------
      Total Distributions                                        (29,979)      (102,564)         (5,058)           (13,845)
----------------------------------------------------------   ----------------------------      ----------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   INSTITUTIONAL CLASS:
   Shares Issued                                                 491,363        918,402         548,010            231,446
   Shares Issued in Lieu of Cash Distributions                        --             --              --                 --
   Shares Redeemed                                              (516,178)      (869,450)       (539,630)          (187,726)
----------------------------------------------------------   ----------------------------      ----------------------------
      Increase (Decrease) in Net Assets from
          Institutional Class Share Transactions                 (24,815)        48,952           8,380             43,720
----------------------------------------------------------   ----------------------------      ----------------------------
   CLASS A:
   Shares Issued                                               4,730,497      7,260,203       1,171,543          1,800,551
   Shares Issued in Lieu of Cash Distributions                    18,614         63,989           3,699             10,027
   Shares Redeemed                                            (5,131,395)    (6,680,579)     (1,294,419)        (1,721,370)
----------------------------------------------------------   ----------------------------      ----------------------------
      Increase (Decrease) in Net Assets from
          Class A Share Transactions                            (382,284)       643,613        (119,177)            89,208
----------------------------------------------------------   ----------------------------      ----------------------------
   CLASS S:
   Shares Issued                                                 711,343        537,426         122,665             95,556
   Shares Issued in Lieu of Cash Distributions                        --             --              --                 --
   Shares Redeemed                                              (638,986)      (431,986)       (109,890)           (86,427)
----------------------------------------------------------   ----------------------------      ----------------------------
      Increase in Net Assets from
          Class S Share Transactions                              72,357        105,440          12,775              9,129
----------------------------------------------------------   ----------------------------      ----------------------------
Net Increase (Decrease) in Net Assets from
  Share Transactions                                            (334,742)       798,005         (98,022)           142,057
----------------------------------------------------------   ----------------------------      ----------------------------
Total Increase (Decrease) in Net Assets                         (334,814)       798,035         (98,022)           142,055
----------------------------------------------------------   ----------------------------      ----------------------------
NET ASSETS:
   Beginning of period                                         2,755,337      1,957,302         705,840            563,785
----------------------------------------------------------   ----------------------------      ----------------------------
   End of period                                              $2,420,523     $2,755,337        $607,818        $   705,840
==========================================================  =============================      ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 55
financial highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------

                                         NET
               NET              REALIZED AND                  DISTRIBUTIONS       NET                  NET
             ASSET        NET     UNREALIZED DISTRIBUTIONS             FROM     ASSET               ASSETS         RATIO
             VALUE INVESTMENT GAINS (LOSSES)      FROM NET  RETURN REALIZED     VALUE                  END   OF EXPENSES
         BEGINNING     INCOME             ON    INVESTMENT      OF  CAPITAL       END     TOTAL  OF PERIOD    TO AVERAGE
         OF PERIOD     (LOSS)     SECURITIES        INCOME CAPITAL    GAINS OF PERIOD    RETURN      (000) NET ASSETS(1)
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value Equity Fund
Institutional Class (commenced operations on January 14, 2000)
  2002      $ 7.63    $ 0.07         $(1.47)        $(0.07)  $  --   $(0.12)   $ 6.04    (18.88)%  $23,325         1.00%
  2001       10.04      0.07          (1.57)         (0.07)     --    (0.84)     7.63    (16.36)    27,293         1.00
  2000       10.00      0.06           0.04          (0.06)     --       --     10.04      0.99     29,344         1.00
Class A (commenced operations on April 13, 2000)
  2002      $ 7.62    $ 0.05         $(1.46)        $(0.05)  $  --   $(0.12)   $ 6.04    (18.97)%  $   769         1.25%
  2001       10.04      0.04          (1.58)         (0.04)     --    (0.84)     7.62    (16.68)       704         1.25
  2000        9.55      0.03           0.49          (0.03)     --       --     10.04      5.48        732         1.25

-------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Equity Fund
Institutional Class (commenced operations on January 14, 2000)
  2002      $ 6.36    $   --         $(1.11)         $  --   $  --    $  --    $ 5.25    (17.45)%  $14,195         1.05%
  2001        9.37     (0.02)         (2.99)            --      --       --      6.36    (32.12)    15,550         1.05
  2000       10.00     (0.02)         (0.61)            --      --       --      9.37     (6.30)    21,639         1.05
Class A (commenced operations on March 28, 2000)
  2002      $ 6.33    $(0.02)        $(1.10)         $  --   $  --    $  --    $ 5.21    (17.69)%  $   798         1.30%
  2001        9.35     (0.03)         (2.99)            --      --       --      6.33    (32.30)       636         1.30
  2000       10.70     (0.01)         (1.34)            --      --       --      9.35    (12.62)       592         1.30

-------------------------------------------------------------------------------------------------------------------------
RCB Small Cap Value Fund
Institutional Class (commenced operations on October 3, 2001)
  2002      $17.11    $(0.07)        $(1.98)         $  --   $  --    $  --    $15.06    (11.98)%  $ 1,768         1.24%
Class A (commenced operations on October 3, 2001)
  2002      $17.11    $(0.05)        $(2.02)         $  --   $  --    $  --    $15.04    (12.10)%  $   410         1.49%
Class R (commenced operations on September 30, 1998)(2)
  2002      $16.94    $(0.12)        $(1.80)         $  --   $  --    $  --    $15.02    (11.33)%  $10,174         1.49%
  2001*      18.84     (0.02)         (1.88)            --      --       --     16.94    (10.08)     8,122         1.26
  2001+      15.80     (0.09)          3.85             --   (0.35)   (0.37)    18.84     24.34      8,869         1.49
  2000+      15.93     (0.06)          0.52             --      --    (0.59)    15.80      3.28      5,193         1.49
  1999+      10.00     (0.02)          5.95             --      --       --     15.93     59.30      3,156         1.49

-------------------------------------------------------------------------------------------------------------------------
Technology Growth Fund
Institutional Class (commenced operations on October 3, 2000)
  2002      $ 3.54    $(0.03)        $(1.25)         $  --   $  --    $  --    $ 2.26    (36.16)%  $   565         1.20%
  2001       10.00     (0.02)         (6.43)         (0.01)     --       --      3.54    (64.56)       907         1.20
Class A (commenced operations on October 23, 2000)
  2002      $ 3.54    $(0.04)        $(1.25)         $  --   $  --    $  --    $ 2.25    (36.44)%  $   432         1.50%
  2001       10.31     (0.03)         (6.73)         (0.01)     --       --      3.54    (65.37)       481         1.50



              Ratio       Ratio
             of Net  of Expenses
         Investment   to Average
      Income (Loss)   Net Assets Portfolio
         to Average   (Excluding  Turnover
      Net Assets(1)  Waivers)(1)      Rate
--------------------------------------------------------------
Large Cap Value Equity Fund
Institutional Class (commenced operations on January 14, 2000)
  2002        0.90%       1.05%         42%
  2001        0.74        1.09          51
  2000        0.87        1.12          38
Class A (commenced operations on April 13, 2000)
  2002        0.65%       1.30          42%
  2001        0.49        1.34          51
  2000        0.62        1.37          38

--------------------------------------------------------------
Large Cap Growth Equity Fund
Institutional Class (commenced operations on January 14, 2000)
  2002       (0.04)%      1.09%         31%
  2001       (0.22)       1.13          58
  2000       (0.31)       1.16          51
Class A (commenced operations on March 28, 2000)
  2002       (0.29)%      1.34%         31%
  2001       (0.47)       1.38          58
  2000       (0.56)       1.41          51

--------------------------------------------------------------
RCB Small Cap Value Fund
Institutional Class (commenced operations on October 3, 2001)
  2002       (0.46)%      1.28%         39%
Class A (commenced operations on October 3, 2001)
  2002       (0.74)%      1.53%         39%
Class R (commenced operations on September 30, 1998)(2)
  2002       (0.70)%      1.53%         39%
  2001*      (0.51)       2.63           5
  2001+      (0.69)       2.85          43
  2000+      (0.50)       3.49          60
  1999+      (0.33)       7.76          36

--------------------------------------------------------------
Technology Growth Fund
Institutional Class (commenced operations on October 3, 2000)
  2002       (0.88)%      1.37%         24%
  2001       (0.38)++     1.41          23
Class A (commenced operations on October 23, 2000)
  2002       (1.18)%      1.67%         24%
  2001       (1.04)++     1.71          23


 *  FOR THE THREE MONTH PERIOD ENDING SEPTEMBER 30, 2001.
 +  FOR THE YEARS ENDING JUNE 30.
++ RATIOS REFLECT THE IMPACT OF THE INITIAL LOW LEVEL OF AVERAGE NET ASSETS ASSOCIATED WITH COMMENCEMENT OF OPERATIONS AND THE EFFECTS OF ANNUALIZATION.
(1) ANNUALIZED.
(2) ON OCTOBER 3, 2001, THE RCB SMALL CAP FUND EXCHANGED ALL OF ITS ASSETS AND LIABILITIES FOR SHARES OF THE CNI CHARTER RCBSMALL CAP VALUE FUND. THE CNI CHARTER RCB SMALL CAP VALUE FUND IS THE ACCOUNTING SURVIVOR IN THIS TRANSACTION, AND AS A RESULT, ITS BASIS OF ACCOUNTING FOR ASSETS AND LIABILITIES AND ITS OPERATING RESULTS FOR THE PERIODS PRIOR TO OCTOBER 3, 2001 HAVE BEEN CARRIED FORWARD IN THESE FINANCIAL HIGHLIGHTS.
 AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 56
financial highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
--------------------------------------------------------------------------------

                                         NET
               NET              REALIZED AND                  DISTRIBUTIONS       NET                  NET
             ASSET                UNREALIZED DISTRIBUTIONS             FROM     ASSET               ASSETS         RATIO
             VALUE        NET GAINS (LOSSES)      FROM NET         REALIZED     VALUE                  END   OF EXPENSES
         BEGINNING INVESTMENT             ON    INVESTMENT          CAPITAL       END     TOTAL  OF PERIOD    TO AVERAGE
         OF PERIOD     INCOME     SECURITIES        INCOME            GAINS OF PERIOD    RETURN      (000) NET ASSETS(1)
-------------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2002      $10.72    $ 0.53         $ 0.09        $(0.53)           $(0.16)   $10.65      6.06%   $40,807        0.75%
  2001       10.14      0.60           0.60         (0.60)            (0.02)    10.72     12.14     32,800        0.75
  2000       10.00      0.42           0.14         (0.42)               --     10.14      5.76     22,711        0.75
Class A (commenced operations on April 13, 2000)
  2002      $10.73    $ 0.50         $ 0.08        $(0.50)           $(0.16)   $10.65      5.69%   $   544        1.00%
  2001       10.13      0.57           0.62         (0.57)            (0.02)    10.73     12.08         93        1.00
  2000       10.06      0.31           0.07         (0.31)               --     10.13      3.81        424        1.00

-------------------------------------------------------------------------------------------------------------------------
Government Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2002      $10.80    $ 0.44         $ 0.34        $(0.44)           $(0.12)   $11.02      7.53%   $14,502        0.70%
  2001       10.17      0.53           0.63         (0.53)               --     10.80     11.67     12,648        0.70
  2000       10.00      0.38           0.17         (0.38)               --     10.17      5.64     11,233        0.70
Class A (commenced operations on April 13, 2000)
  2002      $10.77    $ 0.43         $ 0.34        $(0.41)           $(0.12)   $11.01      7.47%   $   525        0.95%
  2001       10.16      0.49           0.63         (0.51)               --     10.77     11.25          4        0.95
  2000       10.06      0.23           0.10         (0.23)               --     10.16      3.37         49        0.95

-------------------------------------------------------------------------------------------------------------------------
California Tax Exempt Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2002      $10.50    $ 0.36         $ 0.41        $(0.35)           $(0.09)   $10.83      7.58%   $16,147        0.50%
  2001       10.22      0.43           0.30         (0.43)            (0.02)    10.50      7.21     15,526        0.50
  2000       10.00      0.32           0.22         (0.32)               --     10.22      5.43     11,638        0.50
Class A (commenced operations on April 13, 2000)
  2002      $10.51    $ 0.33         $ 0.43        $(0.33)           $(0.09)   $10.85      7.40%   $    13        0.75%
  2001       10.22      0.41           0.30         (0.40)            (0.02)    10.51      7.08          6        0.75
  2000       10.10      0.20           0.12         (0.20)               --     10.22      3.20          1        0.75

-------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2002      $ 8.57    $ 0.83         $(0.40)       $(0.84)           $   --    $ 8.16      4.80%   $10,020        1.00%
  2001        9.76      0.98          (1.18)        (0.98)            (0.01)     8.57     (2.45)     9,310        1.00
  2000       10.00      0.64          (0.24)        (0.64)               --      9.76      4.21      9,877        1.00
Class A (commenced operations on January 14, 2000)
  2002      $ 8.57    $ 0.81         $(0.40)       $(0.82)           $   --    $ 8.16      4.49%   $ 9,397        1.30%
  2001        9.76      0.95          (1.18)        (0.95)            (0.01)     8.57     (2.74)     3,973        1.30
  2000       10.00      0.62          (0.24)        (0.62)               --      9.76      3.94      1,043        1.30



                 RATIO       RATIO
                OF NET OF EXPENSES
            INVESTMENT  TO AVERAGE
                INCOME  NET ASSETS  PORTFOLIO
            TO AVERAGE  (EXCLUDING   TURNOVER
         NET ASSETS(1)  WAIVERS)(1)      RATE
--------------------------------------------------------------
Corporate Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2002         5.04%         0.82%      55%
  2001         5.71+         0.86       83
  2000         6.09          0.91        6
Class A (commenced operations on April 13, 2000)
  2002         4.71%         1.07%      55%
  2001         5.67+         1.11       83
  2000         5.84          1.16        6

--------------------------------------------------------------
Government Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2002         4.11%+        0.86%      70%
  2001         5.04+         0.91      126
  2000         5.49          0.97       21
Class A (commenced operations on April 13, 2000)
  2002         3.70%         1.11%      70%
  2001         5.03+         1.16      126
  2000         5.24          1.22       21

--------------------------------------------------------------
California Tax Exempt Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2002         3.33%         0.70%      90%
  2001         4.11          0.75       56
  2000         4.50          0.79       49
Class A (commenced operations on April 13, 2000)
  2002         3.05%         0.95%      90%
  2001         3.82          1.00       56
  2000         4.25          1.04       49

--------------------------------------------------------------
High Yield Bond Fund
Institutional Class (commenced operations on January 14, 2000)
  2002         9.48%         1.18%      30%
  2001        10.52          1.23       12
  2000         9.41          1.31        5
Class A (commenced operations on January 14, 2000)
  2002         9.03%         1.48%      30%
  2001        10.14          1.53       12
  2000         9.11          1.61        5

+ RATIOS REFLECT THE IMPACT OF SIGNIFICANT CHANGES IN AVERAGE NET ASSETS AND THE EFFECTS OF ANNUALIZATION.
(1) ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 57
financial highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEAR ENDED SEPTEMBER 30, 2002 AND 2001, THE ELEVEN MONTHS ENDED SEPTEMBER 30, 2000 AND THE YEAR OR PERIOD ENDED OCTOBER 31,
--------------------------------------------------------------------------------

                                                                                                         RATIO        RATIO
                    NET                                 NET                   NET                       OF NET  OF EXPENSES
                  ASSET            DISTRIBUTIONS      ASSET                ASSETS           RATIO   INVESTMENT   TO AVERAGE
                  VALUE        NET      FROM NET      VALUE                   END     OF EXPENSES       INCOME   NET ASSETS
              BEGINNING INVESTMENT    INVESTMENT        END     TOTAL   OF PERIOD      TO AVERAGE   TO AVERAGE   (EXCLUDING
              OF PERIOD     INCOME        INCOME  OF PERIOD    RETURN       (000)   NET ASSETS(1) NET ASSETS(1) WAIVERS)(1)
-----------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund
Institutional Class (commenced operations on March 23, 1998)
  2002            $1.00     $0.014      $(0.014)     $1.00      1.37% $  290,778            0.63%       1.37%         0.67%
  2001             1.00      0.046       (0.046)      1.00      4.65     304,698            0.63        4.42++        0.71
  2000*            1.00      0.051       (0.051)      1.00      5.24     201,688            0.63        5.62+         0.71
  1999             1.00      0.045       (0.045)      1.00      4.61     137,659            0.63        4.51          0.79
  1998             1.00      0.029       (0.029)      1.00      3.11     133,428            0.63        4.99          0.78
Class A (commenced operations on October 18, 1999)
  2002            $1.00     $0.011      $(0.011)     $1.00      1.15% $  228,807            0.85%       1.15%         1.17%
  2001             1.00      0.043       (0.043)      1.00      4.42     243,340            0.85        4.39++        1.21
  2000*            1.00      0.049       (0.049)      1.00      5.03     251,225            0.85        5.61+         1.21
  1999             1.00      0.002       (0.002)      1.00      0.18       4,942            0.85        4.62          1.30
Class S (commenced operations on October 26, 1999)
  2002            $1.00     $0.009      $(0.009)     $1.00      0.95% $  129,180            1.05%       0.95%         1.17%
  2001             1.00      0.041       (0.041)      1.00      4.21     126,281            1.05        4.12++        1.21
  2000*            1.00      0.047       (0.047)      1.00      4.83      72,287            1.05        5.47+         1.21
  1999             1.00      0.001       (0.001)      1.00      0.07         562            1.05        4.42          1.30

-----------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
  2002            $1.00     $0.014      $(0.014)     $1.00      1.38%  $  51,985            0.63%       1.43%         0.66%
  2001             1.00      0.046       (0.046)      1.00      4.70      76,802            0.63        3.97++        0.66
  2000*            1.00      0.029       (0.029)      1.00      2.90      27,849            0.63        5.84          0.68
Class A (commenced operations on June 21, 1999)
  2002            $1.00     $0.012      $(0.012)     $1.00      1.16% $2,149,151            0.85%       1.18%         1.16%
  2001             1.00      0.044       (0.044)      1.00      4.47   2,531,500            0.85        4.27++        1.16
  2000*            1.00      0.049       (0.049)      1.00      4.96   1,887,860            0.85        5.32          1.18
  1999             1.00      0.016       (0.016)      1.00      1.58   1,512,137            0.85        4.33          1.15
Class S (commenced operations on October 6, 1999)
  2002            $1.00     $0.010      $(0.010)     $1.00      0.96% $  219,387            1.05%       0.93%         1.16%
  2001             1.00      0.042       (0.042)      1.00      4.26     147,035            1.05        3.62++        1.16
  2000*            1.00      0.047       (0.047)      1.00      4.77      41,593            1.05        5.39          1.18
  1999             1.00      0.003       (0.003)      1.00      0.30         911            1.05        4.30          1.15

-----------------------------------------------------------------------------------------------------------------------------
California Tax Exempt Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
  2002            $1.00     $0.010      $(0.010)     $1.00      0.98% $   58,923            0.55%       0.96%         0.69%
  2001             1.00      0.025       (0.025)      1.00      2.51      50,543            0.55        2.12++        0.72
  2000*            1.00      0.016       (0.016)      1.00      1.64       6,825            0.55        3.29          0.74
Class A (commenced operations on June 21, 1999)
  2002            $1.00     $0.007      $(0.007)     $1.00      0.75% $  519,269            0.78%       0.75%         1.19%
  2001             1.00      0.023       (0.023)      1.00      2.28     638,446            0.78        2.22++        1.22
  2000*            1.00      0.025       (0.025)      1.00      2.55     549,237            0.78        2.74          1.24
  1999             1.00      0.008       (0.008)      1.00      0.79     533,244            0.78        2.17          1.21
Class S (commenced operations on November 12, 1999)
  2002            $1.00     $0.005      $(0.005)     $1.00      0.55% $   29,626            0.98%       0.53%         1.19%
  2001             1.00      0.021       (0.021)      1.00      2.08      16,851            0.98        1.96++        1.22
  2000*            1.00      0.023       (0.023)      1.00      2.30       7,723            0.98        2.69          1.24

  + RATIOS REFLECT THE IMPACT OF THE INITIAL LOW LEVEL OF AVERAGE NET ASSETS
    ASSOCIATED WITH COMMENCEMENT OF OPERATIONS AND THE EFFECTS OF ANNUALIZATION. ++ RATIOS REFLECT THE IMPACT OF SIGNIFICANT CHANGES IN AVERAGE NET ASSETS AND
    THE EFFECTS OF ANNUALIZATION.
*   THE FUND'S TAX YEAR CHANGED FROM OCTOBER 31 TO SEPTEMBER 30.
(1) ANNUALIZED.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                           CNI CHARTER FUNDS | PAGE 58
notes to financial statements
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
1. ORGANIZATION:

The CNI Charter Funds, a Delaware business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eleven portfolios. The financial statements included herein are those of the Large Cap Value Equity Fund, Large Cap Growth Equity Fund, RCB Small Cap Value Fund, Technology Growth Fund (collectively the "Equity Funds"); Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, (collectively the "Fixed Income Funds"); Prime Money Market Fund, Government Money Market Fund, California Tax Exempt Money Market Fund (collectively the "Money Market Funds"); (each a "Fund", collectively, the "Funds"). The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

The Board of Trustees of the Professionally Managed Portfolios and shareholders of the RCBSmall Cap Fund (the "Predecessor Fund") approved a reorganization of the Predecessor Fund into the CNI Charter RCB Small Cap Value Fund. The tax-free reorganization of the Predecessor Fund took place on October 3, 2001. Under the Agreement and Plan of Reorganization, each shareholder of thePredecessor Fund received a number of CNICharter RCBSmall Cap Value Fund shares with an aggregate net asset value equal to that of his or her shares of the Predecessor Fund. The value of the CNI Charter RCB Small Cap ValueFund on October 3, 2001 was $8,210,893 with 479,810 shares outstanding.


2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION - Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Equity and Fixed Income Funds, which are listed on a securities exchange for which market quotations are available, are valued by independent pricing services at the last quoted sales price for such securities on each business day. If there is no such reported sale, those securities are valued at the mean between last available bid and ask price. Unlisted securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.

FEDERAL INCOME TAXES - It is each Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. For securities sold, realized gains or losses are determined on the basis of the identified cost of the securities delivered.

TBA TRANSACTIONS - The Funds may engage in "to be announced" ("TBA") security transactions. Such transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund records TBAsecurities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. As of September 30, 2002, the Funds did not hold any TBA securities.

CLASSES - Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared daily and paid to shareholders monthly for the Fixed Income and Money Market Funds. Distributions from net investment income are declared and paid quarterly for the Large Cap Value Equity, Large Cap Growth Equity, and Technology Growth Funds. For the RCB Small Cap Value Fund, distributions from net investment income are declared and paid annually. Any net realized capital gains are distributed to shareholders at least annually.


                           CNI CHARTER FUNDS | PAGE 59
notes to financial statements
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

ORGANIZATIONAL COSTS - Organizational costs of the Prime Money Market Fund have been capitalized and are being amortized over a period of sixty months. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS - The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investments Companies (the "Guide"), as required on October 1, 2001. Prior to October 1, 2001, the California Tax Exempt Bond Fund did not accrete market discounts on fixed income securities. In accordance with the implementation of the new accounting standards, the Fund was required to record a cumulative effect adjustment of $14,963 to reflect the accretion of market discounts that were not previously recorded. The cumulative adjustment was a reclassification between undistributed net investment income and net unrealized appreciation of securities and therefore did not impact the total net assets or the net assets value per share of the Fund. The effect of this change for the year ended September 30, 2002 was to decrease net investment income by $12,995. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

The effect of this change on the financial highlights for the California Tax Exempt Bond Fund for the year ended September 30, 2002 was:

                   Impact of Adoption On:
                   ---------------------      Ratio of Net Investment
                      Net    Realized and   Income to Average Net Assets
                  Investment  Unrealized    ----------------------------
                    Income  Gains(losses)      Before        After
                   Per Share  Per Share        Adoption     Adoption
------------------------------------------------------------------------
California Tax Exempt
  Bond Fund
  Institutional Class $--      $--             3.41%        3.33%
  Class A              --       --             3.14         3.05
------------------------------------------------------------------------

Per share ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

3. ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES
   AGREEMENTS:

Pursuant to an administration agreement dated April 1, 1999 (the "Agreement"), SEI Investments Global Funds Services (formally named SEI Investments Mutual Funds Services) (the "Administrator"), a wholly owned subsidiary of SEIInvestments Company, acts as the Trust's Administrator. Under the terms of the Agreement dated April 1, 1999, the Administrator was entitled to receive an annual fee of 0.150% of the average daily net assets of the Equity and Fixed Income Funds and 0.150% of the average daily nets assets of the Prime Money Market Fund, 0.101% of the average daily net assets of the Government Money Market Fund, and 0.155% of the average daily net assets of the California Tax Exempt Money Market Fund. On April 1, 2002 a new Agreement was put into place. Under the terms of the new Agreement, the Administrator is entitled to receive an annual fee of 0.10% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.08% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion and 0.06% of aggregate average daily net assets of the Trust exceeding $5 billion. Each Fund is subject to a minimum annual fee of $90,000, which may be reduced at the sole discretion of the Administrator. Pursuant to a separate agreement with the Administrator, which terminated on April 1, 2002, City National Bank ("CNB") performed sub-administration services on behalf of the Equity and Fixed Income Funds, for which it received a fee paid by the Administrator at an annual rate of up to 0.075% of the average daily net assets of such funds. For the period ended September 30, 2002, CNB received sub-administration fees from the Equity and Fixed Income Funds in the amount of approximately $53,000.

The Funds have adopted a Rule 12b-1 Distribution Plan ("the Plan") with respect to Class A, S and R Shares that allows each Fund to pay distribution and servicing fees. SEI Investments Distribution Company (the "Distributor"), as compensation for its services under the Plan, receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class A Shares and Class S Shares of the Money Market Funds and 0.25% of the Class A Shares of the Equity and Fixed Income Funds and the Class R Shares of the RCB Small Cap Value Fund, with the exception of 0.30% of the Class A Shares of the Technology



                           CNI CHARTER FUNDS | PAGE 60

Growth and High Yield Bond Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

The Trust and the Distributor are parties to a Distribution Agreement dated April 8, 1999. The Distributor receives no fees for its distribution services under this agreement.

On April 1, 1999, SEI Investments Fund Management assumed the role of Transfer Agent whereby they provide services at an annual rate of $15,000 per Cusip. The Transfer Agent has agreed to absorb certain transfer agency related expenses on behalf of the Funds.

On April 1, 1999, Wachovia Bank, N.A. (formally named First Union National Bank) assumed the role of Custodian for the Trust. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

The Funds have also adopted a Shareholder Servicing Agreement that permits payment of compensation to service providers, that may include CNB, that have agreed to provide certain shareholder support for their customers who own Institutional Class, Class A, Class S or Class R Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to 0.25% of each Fund's average daily net assets. For the period ended September 30, 2002, CNB received Shareholder Servicing fees from the Funds in the amount of approximately $7,392,000.

Certain officers of the Trust are also officers of City National Asset Management, Inc. (the "Adviser"), Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.


4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Effective May 10, 2001, City National Asset Management, Inc. ("CNAM", the "Adviser"), a wholly owned subsidiary of City National Bank, assumed the role of Investment Adviser from CNB. Under the terms of the current agreements, the Adviser receives an annual fee equal to 0.62% of the average daily net assets of the Large Cap Value Equity Fund, 0.65% of the average daily net assets of the Large Cap Growth Equity Fund, 0.85% of the average net assets of the RCBSmall Cap ValueFund, 0.85% of the average daily net assets of the Technology Growth Fund, 0.40% of the average daily net assets of the Corporate Bond Fund, 0.43% of the average daily net assets of the Government Bond Fund, 0.27% of the average daily net assets of the California Tax Exempt Bond Fund, 0.75% of the average daily net assets of the High Yield Bond Fund, 0.25% of the average daily net assets of the Prime Money Market Fund, 0.26% of the average daily net assets of the Government Money Market Fund, and 0.27% of the average daily net assets of the California Tax Exempt Money Market Fund.

REED, CONNER & BIRDWELL, LLC acts as the Investment Sub-Adviser on behalf of the RCB Small Cap Value Fund.

CREDIT SUISSE ASSET MANAGEMENT, LLC acts as the Investment Sub-Adviser on behalf of the High Yield Bond Fund.

WELLINGTON MANAGEMENT COMPANY, LLP acts as the Investment Sub-Adviser on behalf of the Government Money Market Fund.

WEISS, PECK, & GREER, LLC acts as the Investment Sub-Adviser on behalf of the California Tax Exempt Money Market Fund.

The Adviser has voluntarily agreed to limit its fees or reimburse the expenses to the extent necessary to keep the operating expenses at or below certain percentages of the respective average daily net assets. Prior to March 31, 2001, the Adviser had contractually agreed to limit its fees or reimburse the expenses of the Institutional Class Shares of the Prime Money Market Fund.The Adviser has voluntarily agreed to maintain this limitation until further notice to the Trust. The voluntary expense limitations (expressed as a percentage of average daily net assets) are as follows:


                 Large Cap  Large Cap       RCB
                   Value      Growth     Small Cap  Technology
                  Equity      Equity       Value      Growth
                    Fund        Fund        Fund        Fund
--------------------------------------------------------------------------------
Institutional Class 1.00%       1.05%       1.24%       1.20%
Class A             1.25%       1.30%       1.49%       1.50%
Class R               --          --        1.49%         --
--------------------------------------------------------------------------------


                                         California
                  Corporate  Government  Tax Exempt  High Yield
                    Bond        Bond        Bond        Bond
                    Fund        Fund        Fund        Fund
--------------------------------------------------------------------------------
Institutional Class 0.75%       0.70%       0.50%       1.00%
Class A             1.00%       0.95%       0.75%       1.30%
--------------------------------------------------------------------------------


                      Prime                     California
                      Money     Government      Tax Exempt
                     Market    Money Market    Money Market
                      Fund         Fund            Fund
--------------------------------------------------------------------------------
Institutional Class  0.63%         0.63%           0.55%
Class A              0.85%         0.85%           0.78%
Class S              1.05%         1.05%           0.98%
--------------------------------------------------------------------------------




                           CNI CHARTER FUNDS | PAGE 61
notes to financial statements
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


Any fee reductions or expense reimbursements may be repaid to the Adviser within three years after occurance, subject to certain restrictions and only if such repayments do not cause the Funds' expense ratios, at the time of repayment, to exceed the amounts shown above.


5. INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale of securities, other than temporary investments in short-term securities for the fiscal year ended September 30, 2002, were as follows for the Equity and Fixed Income Funds:


                            Purchases           Sales
--------------------------------------------------------------------------------
                         U.S.               U.S.
                      Government  Other  Government   Other
Fund                     (000)    (000)     (000)     (000)
--------------------------------------------------------------------------------
Large Cap Value Equity
   Fund                  $  --  $14,933    $   --    $12,264
Large Cap Growth Equity
   Fund                     --    7,459        --      5,372
RCB Small Cap Value Fund    --   11,543        --      4,775
Technology Growth Fund      --      543        --        360
Corporate Bond Fund      3,146   23,942     2,153     16,886
Government Bond Fund     9,973       --     8,415         --
California Tax Exempt
   Bond Fund                --   14,417       --      14,318
High Yield Bond Fund        --   11,150       --       4,488
--------------------------------------------------------------------------------



6. FEDERAL TAX INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of September 30, 2002, primarily attributable to certain net operating losses, which for tax purposes were reclassified to paid-in-capital or were used to offset net short-term capital gains were as follows:


                                 Increase      Decrease
                               Undistributed Accumulated  Decrease
                              Net Investment Net Realized Paid in
                                  Income        Gain      Capital
Fund                               (000)        (000)      (000)
--------------------------------------------------------------------------------

Large Cap Growth Equity Fund       $10            $--       $(10)
RCB Small Cap Value Fund            86             --        (86)
Technology Growth Fund              15             --        (15)
Prime Money Market Fund             18             --        (18)
Government Money Market Fund        33            (33)        --
--------------------------------------------------------------------------------

The tax character of dividends and distributions paid during the years ended September 30, 2002 and September 30, 2001 (except as indicated) were as follows:


                Tax                         Return
              Exempt Ordinary    Long-term    of
              Income  Income   Capital Gain Capital    Total
Fund           (000)   (000)       (000)     (000)     (000)
--------------------------------------------------------------------------------
Large Cap Value Equity Fund
   2002        $ --    $  272     $  480     $ --    $  752
   2001          --       219      2,543              2,762
RCB Small Cap Value Fund
   2002          --        --         --       --        --
   2001(1)       --        --         --       --        --
   2001(2)       --        --        126      164       290
Technology Growth Fund
   2002          --        --         --       --        --
   2001          --        --         --        2         2
Corporate Bond Fund
   2002          --     2,165        190       --     2,355
   2001          --     1,590         32       --     1,622
Government Bond Fund
   2002          --       627         35       --       662
   2001          --       574         --       --       574
California Tax Exempt Bond Fund
   2002         522        83         61       --       666
   2001         523        21         --       --       544
High Yield Bond Fund
   2002          --     1,532         --       --     1,532
   2001          --     1,187         --       --     1,187
Prime Money Market Fund
   2002          --     8,179         --       --     8,179
   2001          --    26,923         --       --    26,923
Government Money Market Fund
   2002          --    29,979         --       --    29,979
   2001          --   102,564         --       --   102,564
California Tax Exempt Money Market Fund
   2002       5,058        --         --       --     5,058
   2001      13,845        --         --       --    13,845

(1) FOR THE PERIOD JUNE 30, 2001 THROUGH SEPTEMBER 30, 2001. THE FUND CHANGED IT'S YEAR END FROM JUNE 30 TO SEPTEMBER 30.
(2) FOR THE YEAR ENDED JUNE 30, 2001.



                           CNI CHARTER FUNDS | PAGE 62

--------------------------------------------------------------------------------

As of September 30, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                              Undistributed Undistributed Undistributed   Capital     Deferred
                               Tax Exempt      Ordinary     Long-term       Loss   Post-October
                                 Income         Income     Capital Gain Carryforwards  Losses
                                  (000)          (000)        (000)         (000)       (000)
-----------------------------------------------------------------------------------------------
Large Cap Value Equity Fund       $--          $  74           $--         $  (18)     $  (78)
Large Cap Growth Equity Fund       --             --            --         (3,255)     (1,526)
RCB Small Cap Value Fund           --             --            --            (22)        (12)
Technology Growth Fund             --             --            --           (392)       (645)
Corporate Bond Fund                --            155            --             --        (389)
Government Bond Fund               --             44            20             --          --
California Tax Exempt Bond Fund    49             60           207             --          --
High Yield Bond Fund               --            184            --           (481)       (946)
Prime Money Market Fund            --            556            --           (484)         --
Government Money Market Fund       --          1,993            --             --         (65)
California Tax Exempt Money
   Market Fund                    354             --            --            (19)         --



                                Unrealized      Other             Total
                               Appreciation   Temporary  Distributable Earnings
                              (Depreciation) Differences (Accumulated Losses)
                                   (000)        (000)             (000)
--------------------------------------------------------------------------------
Large Cap Value Equity Fund       $(1,662)     $  (73)          $(1,757)
Large Cap Growth Equity Fund       (4,495)         --            (9,276)
RCB Small Cap Value Fund           (1,048)         --            (1,082)
Technology Growth Fund             (1,357)         --            (2,394)
Corporate Bond Fund                 1,894        (155)            1,505
Government Bond Fund                  782         (44)              802
California Tax Exempt Bond Fund       719         (36)              999
High Yield Bond Fund               (1,478)       (202)           (2,923)
Prime Money Market Fund                --        (539)             (467)
Government Money Market Fund           --      (1,957)              (29)
California Tax Exempt Money
   Market Fund                         --        (354)              (19)


At September 30, 2002, the Funds had capital loss carryforwards available to offset future realized gains through the indicated expiration dates:


                                    Expiring September 30,
                                  ---------------------------
                                   2008       2009     2010
Fund                               (000)      (000)    (000)
--------------------------------------------------------------------------------

Large Cap Value Equity Fund         --         --        18
Large Cap Growth Equity Fund        11         --     3,244
RCB Small Cap Value Fund            --         12        10
Technology Growth Fund              --         --       392
High Yield Bond Fund                --         --       481
Prime Money Market Fund             --         --       484
California Tax Exempt Money
  Market Fund                       --         --        19
--------------------------------------------------------------------------------


During the year ended September 30, 2002, the Government Bond Fund had capital loss carryforwards of $828 that were utilized to offset capital gains.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2001 through September 30, 2002 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

At September 30, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from the amounts reported for financial reporting purposes.

Based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/(depreciation) at September 30, 2002 for each of the Equity and Fixed Income Funds were as follows:

                                           Net Unrealized
                       Federal              Appreciation
                      Tax Cost Appreciation Depreciation  (Depreciation)
Fund                    (000)      (000)       (000)           (000)
--------------------------------------------------------------------------------
Large Cap Value
   Equity Fund          $25,821  $ 2,674      $(4,336)        $(1,662)
Large Cap Growth
   Equity Fund           19,495      511       (5,006)         (4,495)
RCB Small Cap Value Fund 13,444    1,205       (2,253)         (1,048)
Technology Growth Fund    2,358       10       (1,367)         (1,357)
Corporate Bond Fund      38,569    2,324         (430)          1,894
Government Bond Fund     13,813      785           (3)            782
California Tax Exempt
   Bond Fund             15,714      719           --             719
High Yield Bond Fund     20,575      452       (1,930)         (1,478)
--------------------------------------------------------------------------------


7. CONCENTRATION OF CREDIT RISK:

CALIFORNIA TAX EXEMPT FUNDS - SPECIFIC RISKS

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.



                           CNI CHARTER FUNDS | PAGE 63
notes to financial statements
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


8. CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the years ended September 30, 2002 and September 30, 2001 (except as indicated) was as follows:



                                           Large Cap Value           Large Cap Growth                   RCB Small Cap
                                          Equity Fund (000)          Equity Fund (000)                Value Fund (000)
                                         ------------------       --------------------       ---------------------------------------
                                                                                                     3 Months Ended    Year Ended
                                           2002      2001           2002        2001           2002  Sept. 30, 2001  June 30, 2001
-----------------------------------------------------------       --------------------       ---------------------------------------
CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                         1,015      1,039             986        863            162            --           --
   Shares Issued in Lieu of
     Cash Distribution                      25         54              --         --             --            --           --
   Shares Redeemed                        (759)      (436)           (726)      (727)           (45)           --           --
-----------------------------------------------------------       --------------------       ---------------------------------------
      Net Institutional
         Class Transactions                281        657             260        136            117            --           --
===========================================================       ====================       =======================================
   CLASS A:
   Shares Issued                            50         85              66         80             27            --           --
   Shares Issued in Lieu of
     Cash Distribution                       2          5              --         --             --            --           --
   Shares Redeemed                         (17)       (71)            (13)       (43)            --            --           --
-----------------------------------------------------------       --------------------       ---------------------------------------
      Net Class A Transactions              35         19              53         37             27            --           --
===========================================================       ====================       =======================================
   CLASS R:
   Shares Issued                            --         --              --         --            349             9          131
   Shares Issued in Lieu of
     Cash Distribution                      --         --              --         --             --            --           16
   Shares Redeemed                          --         --              --         --           (152)           --           (5)
-----------------------------------------------------------       --------------------       ---------------------------------------
      Net Class R Transactions              --         --              --         --            197             9          142
===========================================================       ====================       =======================================

(1) COMMENCED OPERATIONS ON OCTOBER 3, 2000.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                           CNI CHARTER FUNDS | PAGE 64



                                          Technology           Corporate Bond         Government Bond
                                        Growth Fund (000)         Fund (000)             Fund (000)
                                      --------------------   --------------------   --------------------

                                          2002   2001(1)        2002       2001        2002        2001
-----------------------------------   --------------------   --------------------   --------------------
CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                           22        275         1,356     1,211          514       348
   Shares Issued in Lieu of
     Cash Distribution                     --         --            45        28           12         6
   Shares Redeemed                        (28)       (19)         (627)     (421)        (382)     (287)
-----------------------------------   --------------------   --------------------   --------------------
      Net Institutional
         Class Transactions                (6)       256           774       818          144        67
===================================   ====================   ====================   ====================
   CLASS A:
   Shares Issued                           60        137            42         5           48        --
   Shares Issued in Lieu of
     Cash Distribution                     --         --            --        --           --        --
   Shares Redeemed                         (4)        (1)           --       (39)          --        (5)
-----------------------------------   --------------------   --------------------   --------------------
      Net Class A Transactions             56        136            42       (34)          48        (5)
===================================   ====================   ====================   ====================
   CLASS R:
   Shares Issued                           --         --            --        --           --        --
   Shares Issued in Lieu of
     Cash Distribution                     --         --            --        --           --        --
   Shares Redeemed                         --         --            --        --           --        --
-----------------------------------   --------------------   --------------------   --------------------
      Net Class R Transactions             --         --            --        --           --        --
===================================   ====================   ====================   ====================


                                         California              High Yield
                                      Tax Exempt Bond               Bond
                                         Fund (000)              Fund (000)
                                     --------------------    -------------------

                                       2002        2001        2002      2001
-----------------------------------  --------------------    -------------------
CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                         334         449         208       131
   Shares Issued in Lieu of
     Cash Distribution                     7           2          71        68
   Shares Redeemed                      (329)       (112)       (137)     (124)
-----------------------------------  --------------------    -------------------
      Net Institutional
         Class Transactions               12         339         142        75
===================================  ====================    ===================
   CLASS A:
   Shares Issued                           1           1         807       397
   Shares Issued in Lieu of
     Cash Distribution                    --          --          50        11
   Shares Redeemed                        --          --        (168)      (51)
-----------------------------------  --------------------    -------------------
      Net Class A Transactions             1           1         689       357
===================================  ====================    ===================
   CLASS R:
   Shares Issued                           --         --          --        --
   Shares Issued in Lieu of
     Cash Distribution                     --         --          --        --
   Shares Redeemed                         --         --          --        --
-----------------------------------  --------------------    -------------------
      Net Class R Transactions             --         --          --        --
===================================  ====================    ===================


                           CNI CHARTER FUNDS | PAGE 65
notes to financial statements
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


8. CAPITAL SHARES ISSUED AND REDEEMED (CONCLUDED):

Capital share activity for the years ended September 30, 2002 and September 30, 2001 was as follows:



                                                                                                               California
                                                         Prime                   Government                    Tax Exempt
                                                     Money Market               Money Market                  Money Market
                                                      Fund (000)                 Fund (000)                    Fund (000)
                                             -------------------------     -----------------------       -------------------------

                                                  2002         2001            2002          2001            2002        2001
----------------------------------------------------------------------     -----------------------       -------------------------
CAPITAL SHARES ISSUED AND REDEEMED:
   INSTITUTIONAL CLASS:
   Shares Issued                              1,489,084    1,600,001         491,362     918,402          548,010      231,446
   Shares Issued in Lieu of
     Cash Distribution                              744        1,785              --          --               --           --
   Shares Redeemed                           (1,503,930)  (1,498,439)       (516,178)   (869,450)        (539,630)    (187,726)
----------------------------------------------------------------------     -----------------------       -------------------------
      Net Institutional
        Class Transactions                      (14,102)     103,347         (24,816)     48,952            8,380       43,720
======================================================================     =======================       =========================
   CLASS A:
   Shares Issued                                731,533    1,224,187       4,730,497   7,260,203        1,171,542    1,800,551
   Shares Issued in Lieu of
     Cash Distribution                              896        4,248          18,614      63,989            3,699       10,027
   Shares Redeemed                             (747,116)  (1,235,887)     (5,131,395) (6,680,579)      (1,294,419)  (1,721,370)
----------------------------------------------------------------------     -----------------------       -------------------------
      Net Class A Transactions                  (14,687)      (7,452)       (382,284)    643,613         (119,178)      89,208
======================================================================     =======================       =========================
   CLASS S:
   Shares Issued                                368,121      372,925         711,343     537,426          122,665       95,556
   Shares Issued in Lieu of
     Cash Distribution                               --           --              --          --               --           --
   Shares Redeemed                             (365,288)    (318,767)       (638,986)   (431,986)        (109,890)     (86,427)
----------------------------------------------------------------------     -----------------------       -------------------------
      Net Class S Transactions                    2,833       54,158          72,357     105,440           12,775        9,129
======================================================================     =======================       =========================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


                           CNI CHARTER FUNDS | PAGE 66
report of independent auditors
--------------------------------------------------------------------------------



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CNI CHARTER FUNDS:

We have audited the accompanying statements of net assets of the CNI Charter Funds, comprised of the Large Cap Value Equity Fund, Large Cap Growth Equity Fund, RCB Small Cap Value Fund, Technology Growth Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Prime Money Market Fund, Government Money Market Fund, and the California Tax Exempt Money Market Fund (collectively, "the Funds") as of September 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods indicated herein ending on or after October 31, 2000, except for the Technology Growth Fund for which the statement of changes in net assets and financial highlights are for the year ended September 30, 2002 and the period from October 3, 2000 (commencement of operations) to September 30, 2001, and the RCB Small Cap Value Fund for which the statements of operations, changes in net assets and financial highlights are for the period from October 1, 2001 (commencement of operations) to September 30, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. For the Prime Money Market Fund, the financial highlights for the period from March 23, 1998 (commencement of operations) through October 31, 1998 were audited by other auditors whose report thereon dated December 11, 1998 expressed an unqualified opinion on this information. For the RCB Small Cap Value Fund, the financial statements and financial highlights presented for the predecessor fund for periods ending on or before September 30, 2001 were audited by other auditors whose report thereon dated November 20, 2001 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights which were audited by us and referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the CNI Charter Funds as of September 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP

LOS ANGELES, CALIFORNIA

NOVEMBER 8, 2002



                           CNI CHARTER FUNDS | PAGE 67
board members and officers (UNAUDITED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Ms. Hummer is a Trustee who may be deemed to be an "interested" person of the Trust.


------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                  NUMBER OF
                                        OFFICE                                                PORTFOLIOS IN
                                          AND                                                   CNI CHARTER           OTHER
      NAME            POSITION(S)      LENGTH OF                                               FUNDS COMPLEX       DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME             PRINCIPAL OCCUPATION(S)              OVERSEEN BY            HELD BY
    AND AGE(1)           TRUST          SERVED(2)         DURING PAST FIVE YEARS               BOARD MEMBER(3)       TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS
-------------
Irwin G. Barnet       Trustee         Since 1999    An attorney and a principal of Crosby, Heafey,   11                 None
Age: 64                                             Roach & May, a law firm (September 2000-
                                                    present); an attorney and
                                                    principal of Sanders,
                                                    Barnet, Goldman, Simons &
                                                    Mosk, a law firm prior to
                                                    September, 2000.
------------------------------------------------------------------------------------------------------------------------------------

Victor Meschures      Trustee         Since 1999    A Certified Public Accountant with Meschures,     11                None
Age: 64                                             Campeas, Thompson, Snyder and Pariser, LLP,
                                                    an accounting firm.
------------------------------------------------------------------------------------------------------------------------------------

William R. Sweet      Trustee         Since 1999    Retired; Executive Vice President, Union          11     Director, Banner
Age: 65                                             Bank of California (1985-1996).                          Central Finance
                                                                                                             Company; Director,
                                                                                                             Hispanic Express, Inc.
------------------------------------------------------------------------------------------------------------------------------------

James R. Wolford      Trustee         Since 1999    Chief Financial Officer, DBM Group (2000-         11                None
Age: 48                                             present); Senior Vice President and Chief
                                                    Operating Officer, Forecast Commercial Real
                                                    Estate Service, Inc. (2000); Senior Vice President
                                                    and Chief Financial Officer, Bixby Ranch Company,
                                                    a real estate company (1994-2000).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED
BOARD MEMBER(5)
--------------
Maria D. Hummer       Trustee         Since 1999    An attorney with Manatt, Phelps & Phillips        11     Director, Westwood
Age: 58                                             and Chair of the Land Use Section of that                One; seven charitable
                                                    law firm                                                 boards.
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Timothy D. Barto      Vice President  Since 2000    Employed by SEI Investments since October        N/A                N/A
One Freedom           and Assistant                 1999.  Vice President and Assistant Secretary
Valley Drive          Secretary                     of the Administrator and Distributor since
Oaks, PA  19456                                     December 1999. Associate at Dechert, Price
Age: 34                                             & Rhoads (1997-1999). Associate at Richter,
                                                    Miller & Finn (1993-1997)
------------------------------------------------------------------------------------------------------------------------------------

Todd B. Cipperman     Vice President  Since 2000    Senior Vice President and General Counsel        N/A                N/A
One Freedom           and Assistant                 of SEI Investments; Senior Vice President,
Valley Drive          Secretary                     General Counsel and Secretary of the
Oaks, PA  19456                                     Administrator and the Distributor since
Age: 36                                             2000. Vice President and Assistant
                                                    Secretary of SEI
                                                    Investments, the
                                                    Administrator and the
                                                    Distributor, 1995- 2000.
                                                    Associate, Dewey Ballantine
                                                    (law firm) (1994-1995).
------------------------------------------------------------------------------------------------------------------------------------

                                                      CNI CHARTER FUNDS | PAGE 68

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                  NUMBER OF
                                        OFFICE                                                PORTFOLIOS IN
                                          AND                                                   CNI CHARTER           OTHER
      NAME            POSITION(S)      LENGTH OF                                               FUNDS COMPLEX       DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME             PRINCIPAL OCCUPATION(S)              OVERSEEN BY            HELD BY
    AND AGE(1)           TRUST          SERVED(2)         DURING PAST FIVE YEARS               BOARD MEMBER(3)       TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Lydia A. Gavalis        Vice President Since 1999    Vice President and Assistant Secretary of SEI       N/A            N/A
One Freedom             and Assistant                Investments, the Administrator and the
Valley Drive            Secretary                    Distributor since 1998. Assistant General
Oaks, PA  19456                                      Counsel and Director of Arbitration,
Age: 38                                              Philadelphia Stock Exchange (1989-1998).
------------------------------------------------------------------------------------------------------------------------------------

Vernon C. Kozlen        President      Since 2000    Chairman, City National Asset Management,           N/A            N/A
City National Bank      and Chief                    Inc. (2001-Present); Executive
400 N. Roxbury Dr.      Executive                    Vice President and Division Manager of City
Beverly Hills, CA       Officer                      National Bank (1996-Present);
90210                                                First Interstate Bank, Executive Vice
Age: 58                                              President of Trust and Private Client
                                                     Services (1985-1996).
------------------------------------------------------------------------------------------------------------------------------------

Christine M.            Vice President Since 2000    Employed by SEI Investments since                   N/A            N/A
McCullough              and Assistant                November 1, 1999. Vice President and
One Freedom             Secretary                    Assistant Secretary of the Administrator and
Valley Drive                                         the Distributor since December 1999.
Oaks, PA  19456                                      Associate at White and Williams LLP, 1991-
Age: 41                                              1999. Associate at Montgomery, McCracken,
                                                     Walker & Rhoads, 1990-1991.
------------------------------------------------------------------------------------------------------------------------------------

John C. Munch           Vice President Since 2002    Employed by SEI Investments since                   N/A            N/A
One Freedom             and Secretary                November 2001. Vice President and
Valley Drive                                         Assistant Secretary of the Administrator and
Oaks, PA  19456                                      Distributor since November 2001. Associate
Age: 31                                              at Howard Rice Nemorvoski Canady Falk &
                                                     Rabkin (1998-2001). Associate at Seward &
                                                     Kissel (1996-1998).
------------------------------------------------------------------------------------------------------------------------------------

Rodney J. Olea          Vice President Since 2000    Senior Vice President, City National Asset          N/A            N/A
City National Bank                                   Management (2001-Present); Senior Vice
400 N. Roxbury Dr.                                   President and Director of Fixed Income of
Beverly Hills, CA                                    City National Bank (1994-Present).
90210
Age: 37
------------------------------------------------------------------------------------------------------------------------------------


Sherry Kajdan           Vice President Since 2001    Employed by SEI Investments since January           N/A            N/A
Veterlein               and Assistant                2001. Vice President and Assistant
One Freedom             Secretary                    Secretary of the Administrator and
Valley Drive                                         Distributor since January 2001.
Oaks, PA  19456                                      Shareholder/Partner, Buchanan Ingersoll
Age: 40                                              Professional Corporation
                                                     (law firm) (1992-2000).


                                                      CNI CHARTER FUNDS | PAGE 69

board members and officers (UNAUDITED)
SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                                  NUMBER OF
                                        OFFICE                                                PORTFOLIOS IN
                                          AND                                                   CNI CHARTER           OTHER
      NAME            POSITION(S)      LENGTH OF                                               FUNDS COMPLEX       DIRECTORSHIPS
    ADDRESS,           HELD WITH         TIME             PRINCIPAL OCCUPATION(S)              OVERSEEN BY            HELD BY
    AND AGE(1)           TRUST          SERVED(2)         DURING PAST FIVE YEARS               BOARD MEMBER(3)       TRUSTEE(4)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
--------
Richard A. Weiss      Vice President  Since 2000     President, City National Asset Management           N/A            N/A
City National Bank    and Assistant                  (2001-Present); Senior Vice President and
400 N. Roxbury Dr.,   Secretary                      Chief Investment Officer of the City National
Beverly Hills, CA                                    Bank (1999-Present); Sanwa Bank California,
90210                                                Executive Vice President and Chief Investment
Age: 42                                              Officer (1994-1999).
------------------------------------------------------------------------------------------------------------------------------------

Lee T. Wilcox         Controller and  Since 2002     Director, Funds Accounting, SEI Investments         N/A            N/A
One Freedom           Chief                          Global Funds Services since June 2002;
Valley Drive          Operating                      Senior Operations Manager, Deutsche Bank
Oaks, PA  19456       Officer                        Global Fund Services (2000-2002);
Age: 40                                              PricewaterhouseCoopers LLP (1985-2000).
------------------------------------------------------------------------------------------------------------------------------------

William E. Zitelli,   Vice President  Since 2000     Employed by SEI Investments since August            N/A           N/A
Jr.                   and Assistant                  2000. Vice President and Assistant Secretary
One Freedom           Secretary                      of the Administrator and Distributor since
Valley Drive                                         September 2000. Vice President, Merrill
Oaks, PA  19456                                      Lynch & Co. Asset Management Group (1998-
Age: 34                                              2000). Associate at Pepper
                                                     Hamilton LLP (1997-1998).
                                                     Associate at Reboul,
                                                     MacMurray, Hewitt, Maynard
                                                     & Kristol (1994-1997).



----------------

1 Each trustee may be contacted by writing to the Trustee c/o CNI Charter Funds, One Freedom Valley Drive, Oaks, PA 19456.

2 Each trustee shall hold office during the lifetime of this Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary shall hold office until their respective successors are chosen or qualified, or until their removal or resignation, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's by-laws.

3 The "CNI Charter Funds Complex" consists of all registered investment companies for which City National Asset Management, Inc. serves as investment adviser. As of September 30, 2002, the CNI Charter Funds Complex consisted of 11 Funds.

4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

5  Ms. Hummer is considered an interested person of the Trust as defined in
   Section 2(a)(19) of the Investment Company Act of 1940.






                           CNI CHARTER FUNDS | PAGE 70
notice to shareholders (UNAUDITED)
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

For shareholders that do not have a September 30, 2002 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2002 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended September 30, 2002 each fund is designating the following items with regard to distributions paid during the year:


                                  (A)*               (B)*                (C)*
                                LONG TERM          LONG LONG           ORDINARY
                              CAPITAL GAIN       CAPITAL GAIN           INCOME                           TOTAL         (D)**
                              DISTRIBUTIONS      DISTRIBUTIONS       DISTRIBUTIONS    TAX EXEMPT     DISTRIBUTIONS  QUALIFYING
FUND                           (TAX BASIS)        (TAX BASIS)         (TAX BASIS)      INTEREST       (TAX BASIS)  DIVIDENDS (1)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value
   Equity Fund                      0%                65%                 35%               0%            100%          100%

Large Cap Growth
   Equity Fund                      0%                 0%                  0%               0%              0%            0%

RCB Small Cap
   Value Fund                       0%                 0%                  0%               0%              0%            0%

Technology Growth
   Fund                             0%                 0%                  0%               0%              0%            0%

Corporate Bond
   Fund                             6%                 2%                 92%               0%            100%            0%

Government Bond
   Fund                             5%                 0%                 95%               0%            100%            0%

California Tax Exempt
   Bond Fund                        1%                 8%                 12%              79%            100%            0%

High Yield Bond Fund                0%                 0%                100%               0%            100%            0%

Prime Money Market
   Fund                             0%                 0%                100%               0%            100%            0%

Government Money
   Market Fund                      0%                 0%                100%               0%            100%            0%

California Tax Exempt
   Money Market Fund                0%                 0%                  0%             100%            100%            0%
------------------------------------------------------------------------------------------------------------------------------------

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
 * ITEMS (A), (B) AND (C) ARE BASED ON THE PERCENTAGE OF EACH FUND'S TOTAL DISTRIBUTION.
** ITEM (D) IS BASED ON THE PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH FUND.


                           CNI CHARTER FUNDS | PAGE 71

THANK YOU FOR YOUR INVESTMENT
WITH CNI CHARTER FUNDS.
WE VALUE THE TRUST YOU HAVE
PLACED IN US TO HELP YOU
ACHIEVE YOUR FINANCIAL GOALS.

For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 for a free prospectus. Read it carefully before you invest or send money.

[LADDER LOGO OMITTED]
CNI CHARTER FUNDS


                                                                 CNI-AR-001-0200